                               TABLE OF CONTENTS
                               -----------------
                                                                  Yorshire Power
                                                                    Exhibit 10.1


                                                                                         PAGE
                                                                                         ----
PART I:  TERMS OF THE LICENCE                                                               1

PART II:  THE CONDITIONS                                                                    2

1.       Interpretation                                                                     2
2.       Separate accounts for separate businesses                                         19
         2A.   Restriction on activity and financial ring-fencing                          24
         2B.   Availability of resources                                                   26
         2C.   [Not applicable]                                                            29
         2D.   Credit rating of Licensee                                                   30
3.       Charge restriction conditions: definitions                                        31
         3A.   Restriction of distribution charges                                         38
               Annex A to Condition 3A                                                     45
               Annex B to Condition 3A                                                     46
         3B.   Restriction of supply charges                                               47
               Annex A to Condition 3B                                                     55
               Annex B to Condition 3B                                                     56
               Annex C to Condition 3B                                                     57
               Annex D to Condition 3B                                                     58
         3C.   [No longer used]                                                            59
         3D.   Restriction of distribution charges and of supply charges: adjustments      60
         3E.   Information to be provided to the Director in connection with the
               charge restriction conditions                                               62
         3F.   Allowances in respect of security costs                                     67
         3G.   Duration of charge restriction conditions                                   71
4.       Prohibition of cross-subsidies and of discrimination in electricity sale
         contracts                                                                         73
         4A.  Prohibition of discrimination in supply                                      74

         4B.  Duration of discrimination conditions                                        79
5.       Obligation on economic purchasing                                                 81
6.       Restriction on own-generation capacity                                            84
7.       Tariffs                                                                           89
         7A.  Arrangements for informing customers on revocation of Licence                90
         7B.  The Programme Implementation Agreement                                       92
8.       Basis of charges for top-up and standby supplies or sales of electricity, exempt supply services, use of system and connection to the system:
         requirements for transparency                                                     96
         8A.  Non-discrimination in the provision of top-up or standby supplies or sales of  electricity, exempt supply services, use of system and
         connection to the system                                                         102
         8B.  Requirement to offer terms                                                  104
         8C.  Requirement to offer Standard Terms of Connection                           111
         8D.  Functions of the Director                                                   113
9.       Distribution system planning standard and quality of service                     115
         9A.  Security and safety of supplies                                             116
         9B.  Procedures for the detection and prevention of theft, damage and
              meter interference                                                          119
         9C.  Provisions relating to the connection of metering equipment                 120
         9D.  Agreements for the provision of meters                                      122
10.      Generation security standard                                                     123
11.      Distribution Code                                                                126
         11A.  The Metering Point Administration Service and the Master
               Registration Agreement                                                     129
         11B.  Establishment of a Data Transfer Service                                   132
         11C.  Requirement to offer terms for the provision of Metering and Data
               Services                                                                   135
         11D.  Non-discrimination in the provision of Metering and Data Services          138
         11E.  Basis of charges for Metering and Data Services: requirements for
               transparency                                                               139
         11F.  Functions of the Director                                                  141
12.      Restriction on use of certain information                                        142
13.      Compliance with the Grid Code                                                    147
14.      Security arrangements                                                            148

15.      Pooling and Settlement Agreement                                                 149
16.      Conditions of supply affecting customers' statutory rights                       150
17.      Licensee's apparatus on customers' side of meter                                 152
18.      Code of practice on payment of bills and guidance for dealing with
         customers in difficulty                                                          153
19.      Record of and report on performance                                              155
20.      Provision of services for persons who are of pensionable age or disabled or      157
         chronically sick
         20A.  Code of practice on procedures with respect to site access                 159
21.      Standards of performance                                                         160
22.      Efficient use of electricity                                                     161
23.      Complaint handling procedure                                                     163
         23A.  Preparation, review of and compliance with customer service codes          164
         23B.  Information given to Designated Customers                                  166
         23C.  Publication of information to customers                                    167
24.      Relations with the Relevant Consumers' Committee                                 168
25.      Health and safety of employees                                                   169
26.      [No longer used]                                                                 170
27.      Disposal of relevant assets                                                      171
28.      Provision of information to the Director                                         175
29.      Payment of fees                                                                  177
30.      Designated Premises                                                              179
31.      Terms for supply of electricity incompatible with Licence Conditions             181
32.      Limitation on requirements for termination fees                                  182
33.      Revision of Contract Terms Conditions                                            183

PART III:         THE CONTRACT TERMS CONDITIONS

34.      Designated Supply Contracts                                                      186
35.      Contractual terms                                                                187
36.      Notification of terms                                                            189
37.      Security Deposits                                                                191
38.      Termination of contracts on notice                                               193
39.      Termination of contracts in specified circumstances                              195
40.      Assignment of outstanding charges                                                197
41.      Modification of provisions under Conditions 38 and 40                            199

SCHEDULE 1:   Description of authorised area                                         201
SCHEDULE 2:   Terms as to revocation                                                 203

SCHEDULE 3:   Supplementary provisions of the charge restriction conditions          206

     PART A   Principles for attribution of the fossil fuel levy and of
              payments in lieu thereof, transmission connection point charges,
              remote transmission asset rentals and distribution losses              206

     PART B   EHV premises                                                           209
     PART C   Excluded services                                                      210
     PART D   Regulated distribution unit categories                                 214
     PART E   Calculation of factor in respect of distribution losses                216

                         PART I:  TERMS OF THE LICENCE
                         -----------------------------

1.  The Secretary of State, in exercise of the powers conferred by Section 6 (1)
    (c), Section 6 (6) and Section 7 of the Electricity Act 1989 (hereinafter referred to as the "Act") hereby licenses Yorkshire Electricity Group plc (registered in England and Wales under number 2366995) as public electricity supplier to supply electricity to any premises in the authorised area designated in Schedule 1 below during the period specified in paragraph 3 below, subject to the Conditions set out in Part II and Schedule 3 below (hereinafter referred to as the "Conditions").

2. The Conditions are subject to modification or amendment in accordance with their terms or with Sections 11, 14 or 15 of the Act. This licence is further subject to the terms as to revocation specified in Schedule 2.

3.  This licence shall come into force on the transfer date appointed under section 65 of the Act and unless revoked in accordance with the provisions of Schedule 2 shall continue until determined by not less than 25 years' notice in writing given by the Secretary of State to the licensee, such notice not to be served earlier than a date being 10 years after the licence comes into force.



                                                  JOHN WAKEHAM
26 March, 1990                                    Secretary of State for Energy

                            PART II: THE CONDITIONS
                            -----------------------

CONDITION 1:  INTERPRETATION
----------------------------

1. Unless the contrary intention appears, words and expressions used in the Conditions shall be construed as if they were in an Act of Parliament and the Interpretation Act 1978 applied to them and references to an enactment shall include any statutory modification or re-enactment thereof after the date when this Licence comes into force.

2. Any word or expression defined for the purposes of any provision of Part 1 of the Act shall, unless the contrary intention appears, have the same meaning when used in the Conditions.

3.   In the Conditions unless the context otherwise requires:

     "Act"                         means the Electricity Act 1989.


     "affiliate"                   in relation to the Licensee means any holding
                                   company of the Licensee, any subsidiary of the Licensee or any subsidiary of a holding company of the Licensee.

     "Auditors"                    means the Licensee's auditors for the time
                                   being holding office in accordance with the requirements of the Companies Act 1985.

     "authorised"                  in relation to any business or activity means
                                   authorised by licence granted under Section 6 or by exemption granted under Section 5 of the Act.

     "authorised area"             means the area from time to time comprised in
                                   Schedule 1 to this Licence.

     "Authorised Electricity Operator"  means any person (other than the
                                        Licensee) who is authorised to generate, transmit or supply electricity and for the purposes of Conditions 8A to 8C inclusive shall include any person who has made an application to be so authorised which has not been refused and any person transferring electricity to or from England and Wales across an interconnector or who has made an application for use of interconnector which has not been refused.

     "Condition"                        means a condition set out in this Part
                                        of this Licence.

     "connection charges"               means charges made or levied or to be
                                        made or levied for the carrying out
                                        (whether before or after the date on
                                        which the Licence comes into force) of
                                        works and provision and installation of
                                        electrical plant, electric lines and
                                        ancillary meters in constructing or
                                        modifying entry and exit points on the
                                        Licensee's Distribution System together
                                        with charges in respect of maintenance
                                        and repair of such items in so far as
                                        not otherwise recoverable as use of
                                        system charges and in respect of
                                        disconnection and the removal of
                                        electrical plant, electric lines and
                                        ancillary meters following
                                        disconnection, all as more fully
                                        described in paragraphs 5 and 9 of
                                        Condition 8, whether or not such charges are annualised.

     "contract"                         in relation to the supply of electricity
                                        by the Licensee to a customer at
                                        premises, means a special agreement in
                                        accordance with section 22 of the Act.

     "Contract Terms Conditions"        means, as the context requires, either
                                        the Conditions contained in Section C of this Licence or those Conditions together with the equivalent Conditions contained in the licences of all other
                                        Electricity Suppliers.

     "customer"                         means any person supplied or requiring
                                        to be supplied with electricity at
                                        premises within the authorised area
                                        whether by the Licensee (including any
                                        affiliate or related undertaking of the
                                        Licensee) or, where the context
                                        requires, by another Electricity
                                        Supplier, but shall not include any
                                        Authorised Electricity Operator in its
                                        capacity as such.

     "data aggregation services"        has the meaning given at sub-paragraph
                                        1(e) of Condition 11C.

     "data processing services"         has the meaning given at sub-paragraph
                                        1(d) of Condition 11C.

     "data retrieval services"          has the meaning given at sub-paragraph
                                        1(c) of Condition 11C.

     "Data Transfer Catalogue"          has the meaning given at sub-paragraph
                                        6(c) of Condition 11A.

     "Data Transfer Service"            means the service to be established,
                                        operated and maintained by the Licensee, in conjunction and co-operation with all other public electricity suppliers, in accordance with Condition 11B.

     "data transfer services"           means the services of the Data Transfer
                                        Service established in accordance with
                                        Condition 11B.

     "date of the contract"             means, in respect of any contract, the
                                        date on which that contract is entered
                                        into.

     "Declared Net Capacity"            means, in relation to generation plant,
                                        the highest generation of electricity at the main alternator terminals which can be maintained for an indefinite period of time without causing damage to the plant, less so much of that capacity as is consumed by the plant.

     "deposit"                          means a deposit of money by way of
                                        security for the payment of charges for
                                        the supply of electricity.

     "Designated Customer"              means a customer supplied or requiring
                                        to be supplied with electricity at
                                        Designated Premises (but excluding such
                                        customer in so far as he is supplied or
                                        requires to be supplied at premises
                                        other than Designated Premises).

     "Designated Premises"              has the meaning determined in accordance
                                        with Condition 30.

     "Designated Supply Contract"       has the meaning given in Condition 34.

     "Distribution Business"            means the business of the Licensee or
                                        any affiliate or related undertaking
                                        comprising or ancillary to:

                                        (a)  the distribution (whether for its
                                             own account or that of third
                                             parties) of electricity through the
                                             Licensee's Distribution System,
                                             including any business in providing
                                             connections to such system; and

                                        (b)  the provision of Metering and Data
                                             Services (other than prepayment
                                             meter services).

     "Distribution Code"                means the Distribution Code required to
                                        be prepared pursuant to Condition 11 and approved by the Director, as from time to time revised with the approval of the Director.

     "Domestic Customer"                means a customer supplied or requiring
                                        to be supplied with electricity at
                                        Domestic Premises (but excluding such
                                        customer in so far as he is supplied or
                                        requires to be supplied at premises
                                        other than Domestic Premises).

     "Domestic Premises"                means premises at which a supply is
                                        taken wholly or mainly for domestic
                                        purposes.

     "electricity purchase contract"    includes any contract or arrangement,
                                        other than for the supply of electricity to a customer at premises, under which provision is made for the making or receipt of payments by reference to the difference between

                                        (a)   an amount specified or
                                              ascertainable under the terms of
                                              such contract or arrangement; and

                                        (b)   the price at which electricity is
                                              sold or purchased under the
                                              Pooling and Settlement Agreement
                                              or any component of either of such
                                              prices;

                                        and

     "electricity sale contract"        shall be construed accordingly.

     "Electricity Supplier"             means either a Second Tier Supplier or a
                                        public electricity supplier.

     "equivalent megawatt"              in circumstances where demand is
                                        measured only in megavolt amperes means
                                        megavolt amperes converted into
                                        megawatts using for this purpose a power factor of 0.9 megawatts per megavolt ampere or such other factor as may with the approval of the Director be taken as being appropriate having regard to electrical characteristics of the supply, and cognate expressions shall be construed accordingly.

     "established connection"           means, in relation to any premises, an
                                        existing connection to the Licensee's
                                        Distribution System which does not
                                        require modification, or a new or
                                        modified connection to such system in
                                        respect of which all works have been
                                        completed, such that in either case
                                        electricity is able to be supplied to
                                        the premises in accordance with the
                                        terms of the relevant supply agreement.

     "Exempt Supplier"                  means a person who is authorised to
                                        supply electricity by virtue of an
                                        exemption granted under Section 5 of the Act.

     "exempt supply services"           means the services detailed at paragraph
                                        4 of Condition 8B, as provided by the
                                        Licensee to Exempt Suppliers in respect
                                        of premises within the authorised area.

     "financial year"                   bears the meaning given to it at
                                        paragraph 1 of Condition 2.

     "fixed term period"                means, in relation to any Designated
                                        Supply Contract, a specified period of
                                        more than 12 months during which the
                                        Principal Terms of that contract may not be varied by the Licensee other than by agreement with the customer.

     "Fuel Security Code"               means the document of that title
                                        designated as such by the Secretary of
                                        State as from time to time amended.

     "Generation Business"              means the business (if any) in the
                                        generation of electricity, being a
                                        business involving own-generation sets
                                        or in which there is an accountable
                                        interest in generation sets, as defined
                                        for the purposes of Condition 6.

     "generation set"                   means any plant or apparatus for the
                                        production of electricity and shall
                                        where appropriate include a generating
                                        station comprising more than one
                                        generation set.

     "goods or services"                includes electric lines and electric
                                        plant, and goods or services designed or calculated to promote the efficient use of electricity, but excludes meters, meter operation and prepayment systems, and data retrieval and related services.

     "Grid Code"                        means the Grid Code required to be
                                        prepared by the Transmission Company and approved by the Director as from time to time revised with the approval of the Director.

     "Grid Supply Point"                means any point at which electricity is
                                        delivered to the Licensee's Distribution
                                        System from the Transmission System.

     "half-hourly metering equipment"   means metering equipment which is
                                        configured to record the quantity of
                                        electricity (to be calculated in kWh)
                                        supplied to premises during each half
                                        hour period of supply and "non-half-
                                        hourly metering equipment" shall be
                                        construed accordingly.

     "holding company"                  means a holding company within the
                                        meaning of Sections 736, 736A and 736B
                                        of the Companies Act 1985.

     "interconnectors"                  means the electric lines and electrical
                                        plant and meters owned or operated by
                                        the Transmission Company solely for the
                                        transfer of electricity to or from the
                                        Transmission System into or out of
                                        England and Wales.

     "Licensee"                         means Yorkshire Electricity Group plc
                                        (registered in England and Wales under
                                        number 2366995) and (where the context
                                        so requires) shall include any Area
                                        Board in respect of which the Licensee
                                        is the successor company.

     "Licensee's Distribution System"   means the system of electric lines
                                        situated wholly or partly within the
                                        authorised area owned or operated by the Licensee for the distribution of electricity between the Grid Supply
                                        Points or generation sets or other entry points and the points where it is delivered to customers or Authorised
                                        Electricity Operators, and includes any
                                        Remote Transmission Assets owned by the
                                        Transmission Company operated by the
                                        Licensee and any electrical plant and
                                        meters owned or operated by the Licensee in connection with the distribution of electricity, and references to the distribution system of any Authorised
                                        Electricity Operator shall be construed
                                        accordingly.

     "Master Registration Agreement"    means the agreement of that title to be
                                        prepared by the Licensee, in conjunction and co-operation with all other public electricity suppliers, in accordance with and comprising such matters as are set out in Condition 11A.

     "megawatt" or "MW"                 includes an equivalent megawatt.

     "meter operation services"         has the meaning given at sub-paragraph
                                        1(b) of Condition 11C.

     "meter provision services"         has the meaning given at sub-paragraph
                                        1(a) of Condition 11C.

     "Metering and Data Services"       has the meaning given in Condition 11C.

     "metering equipment"               includes any meter and any associated
                                        equipment which materially affects the
                                        operation of that meter.

     "Metering Point Administration     means the service to be established,
     Service"                           operated and maintained by the Licensee
                                        in accordance with Condition 11A.

     "metering point administration     means the services of the Metering Point
     services"                          Administration Service established in
                                        accordance with Condition 11A or, where
                                        the context requires, means the
                                        equivalent services provided by any
                                        other public electricity supplier in
                                        accordance with the provisions of its
                                        public electricity supply licence.

     "notice" means (unless otherwise specified) notice given in writing or by any other reasonable means.

     "participating interest"           bears the meaning ascribed to that
                                        expression by Section 260 of the
                                        Companies Act 1985.

     "Permitted Purpose"                means the purpose of all or any of the
                                        following:

                                        (a)  the Supply Business, the Second
                                             Tier Supply Business, the
                                             Distribution Business or any
                                             business or activity within the
                                             limits of paragraph 4(e) of
                                             Condition 2A;

                                        (b)  the Generation Business;

                                        (c)  any business conducted or activity
                                             carried on by the Licensee or by an
                                             affiliate or related undertaking of
                                             the Licensee on 31 March 1997; and

                                        (d)  without prejudice to the generality
                                             of paragraphs (a) to (c), any
                                             payment or transaction lawfully
                                             made or undertaken by the Licensee
                                             for a purpose within sub-paragraphs
                                             (i) to (ix) of paragraph 5(b) of
                                             Condition 27.

     "Pooling and Settlement            means the agreement of that title
     Agreement"                         approved by the Secretary of State as
                                        from time to time amended with the
                                        approval of the Director (where so
                                        required pursuant to its terms).

     "prepayment meter services"        has the meaning given at sub-paragraph
                                        1(f) of Condition 11C.

     "Principal Terms"                means, in respect of any form of
                                      Designated Supply Contract, those terms
                                      which relate to:

                                      (a) charges for the supply of electricity;

                                      (b) any requirement to pay charges for the
                                          supply by prepayment through a
                                          prepayment meter;

                                      (c) any requirement for a security
                                          deposit;

                                      (d) the duration of the contract;

                                      (e) the rights to terminate the contract
                                          (including any obligation to pay a
                                          termination fee); and

                                      (f) the obligation to enter into an
                                          agreement on the Standard Terms of
                                          Connection,

                                      and such other terms as may reasonably be considered significantly to affect the evaluation of the contract.

     "related undertaking"            in relation to the Licensee means any
                                      undertaking in which the Licensee has a
                                      participating interest.

     "Relevant Consumers' Committee"  means the committee appointed by the
                                      Director under Section 2 of the Act for
                                      the area in respect of which the Licensee is the public electricity supplier.

     "relevant premises"              in relation to a Designated Supply
                                      Contract, means any premises supplied with electricity under the terms of the contract.

     "Remote Transmission Assets"       means any electric lines, electrical
                                        plant or meters owned by the
                                        Transmission Company which:

                                        (a) are embedded in the distribution
                                            system of the Licensee or any
                                            Authorised Electricity Operator
                                            other than the Transmission Company
                                            and are not directly connected by
                                            lines or plant owned by the
                                            Transmission Company to a sub-
                                            station owned by the Transmission
                                            Company; and

                                        (b) are by agreement between the
                                            Transmission Company and the
                                            Licensee or such Authorised
                                            Electricity Operator operated under
                                            the direction and control of the
                                            Licensee or such Authorised
                                            Electricity Operator.

     "representation"                   includes any objection or any other
                                        proposal made in writing.

     "Retail Price Index"               means the general index of retail prices
                                        published by the Office for National
                                        Statistics each month in respect of all
                                        items or:

                                        (a) if the index for any month in any
                                            year shall not have been published
                                            on or before the last day of the
                                            third month after such month, such
                                            index for such month or months as
                                            the Director may after consultation
                                            with the Licensee determine to be
                                            appropriate in the circumstances; or

                                        (b) if there is a material change in the
                                            basis of the index, such other index
                                            as the Director may after
                                            consultation with the Licensee
                                            determine to be appropriate in the
                                            circumstances.

     "Second Tier Supplier"             means a person authorised to supply
                                        electricity pursuant to Section 6(2) of
                                        the Act.

     "Second Tier Supply Business"      means the authorised business (if any)
                                        of the Licensee or any affiliate or
                                        related undertaking as a private
                                        electricity supplier.

     "Settlement Agreement for          means the agreement of that title to be
     Scotland"                          prepared in accordance with, and
                                        comprise such matters as are set out in, Condition 24 of Part V of the Scottish
                                        Generation, Transmission and Public
                                        Electricity Supply Licences.

     "settlement purposes"              means for the purposes of settlement as
                                        set out in the Pooling and Settlement
                                        Agreement or the Settlement Agreement
                                        for Scotland.

     "Separate Business"                means each of the Distribution, Supply,
                                        Second Tier Supply and Generation
                                        Businesses taken separately from one
                                        another and from any other business of
                                        the Licensee, but so that where all or
                                        any part of such business is carried on
                                        by an affiliate or related undertaking
                                        of the Licensee such part of the
                                        business as is carried on by that
                                        affiliate or related undertaking shall
                                        be consolidated with any other such
                                        business of the Licensee (and of any
                                        other affiliate or related undertaking)
                                        so as to form a single Separate
                                        Business.

     "Standard Terms of Connection"     means the terms approved by the
                                        Director, in accordance with Condition
                                        8C, for the retention of an established
                                        connection to the Licensee's
                                        Distribution System.

     "standby"                          means the periodic or intermittent
                                        supply or sale of electricity:

                                        (a)   to an Authorised Electricity
                                              Operator to make good any
                                              shortfall in the availability of
                                              electricity to that operator for
                                              the purposes of its supply of
                                              electricity to persons seeking
                                              such supply; or

                                        (b)   to a customer of the Licensee to
                                              make good any shortfall between
                                              the customer's total supply
                                              requirements and that met either
                                              by its own generation or by
                                              electricity supplied by an
                                              Authorised Electricity Operator
                                              other than the Licensee

                                        such standby supply or sale being
                                        provided at such entry or exit point on
                                        the Licensee's Distribution System as
                                        the operator or customer may request.

     "subsidiary"                       means a subsidiary within the meanings
                                        of Sections 736, 736A and 736B of the
                                        Companies Act 1985.

     "Supply Business"                  means the authorised business of the
                                        Licensee as public electricity supplier
                                        in the authorised area, but shall not
                                        include any activities forming part of
                                        the Distribution Business.

     "termination fee"                  means any sum of money or other penalty
                                        (whether financial or otherwise) which
                                        may be demanded of a customer solely in
                                        consequence of the termination of a
                                        contract to supply electricity to
                                        premises.

     "top-up" means the supply or sale of electricity on a continuing or regular basis:

                                        (a)   to an Authorised Electricity
                                              Operator to make good any
                                              shortfall in the availability of
                                              electricity (including, where that
                                              operator is using the Licensee's
                                              Distribution System, to make good
                                              any distribution losses on that
                                              system) to that operator for the
                                              purposes of its supply of
                                              electricity to persons seeking
                                              such supply; or

                                        (b)   to a customer of the Licensee to
                                              make good any shortfall between
                                              the customer's total supply
                                              requirements and that met either
                                              by its own generation or by
                                              electricity supplied by an
                                              Authorised Electricity Operator
                                              other than the Licensee

                                        such top-up supply or sale being
                                        provided at such entry or exit point on
                                        the Licensee's Distribution System as
                                        the operator or customer may request.

     "Transfer Date"                    means such date as may be appointed by
                                        the Secretary of State by order under
                                        Section 65 of the Act.

     "Transmission Company"             means The National Grid Company plc or
                                        any other holder for the time being of a Licence to transmit electricity in
                                        England and Wales under Section 6(1)(b)
                                        of the Act.

     "Transmission System"              means the system consisting (wholly or
                                        mainly) of high voltage electric lines
                                        owned or operated by the Transmission
                                        Company and used for the transmission of electricity from one generating station to a sub-station or to another generating station, or between sub-stations or to any interconnector, and includes any electrical plant and meters owned or operated by the Transmission
                                        Company in connection with the
                                        transmission of electricity but shall
                                        not include any Remote Transmission
                                        Assets.

     "undertaking"                      bears the meaning ascribed to that
                                        expression by Section 259 of the
                                        Companies Act 1985.

     "unmetered supply"                 means a supply of electricity to
                                        premises which is not, for the purpose
                                        of calculating the charges for
                                        electricity supplied to the customer at
                                        such premises, measured by metering
                                        equipment.

     "use of system"                    means use of the Licensee's Distribution
                                        System for the distribution of
                                        electricity by the Licensee for the
                                        Supply Business or for any other
                                        Authorised Electricity Operator.

     "use of system charges"            means charges made or levied or to be
                                        made or levied by the Licensee for the
                                        provision of services as part of the
                                        Distribution Business to any Authorised
                                        Electricity Operator or to the Licensee
                                        for the purposes of its Supply Business
                                        or Second Tier Supply Business as more
                                        fully described at paragraph 4 of
                                        Condition 8 and at paragraph C2 of Part
                                        C of Schedule 3 to this Licence; but
                                        shall not include connection charges.

"valid notice of termination"           has the meaning given in Condition 38.

4. Unless otherwise specified, any reference to a numbered Condition (with or without a suffix letter) or Schedule is a reference to the Condition or Schedule bearing that number in this Licence, and any reference to a numbered paragraph (with or without a suffix letter) is a reference to the paragraph bearing that number in the Condition or Schedule in which the reference occurs.

5. In construing the provisions of this Licence, the heading or title of any Part, Section, Condition, Schedule or paragraph shall be disregarded.

6. Where any obligation of the Licensee is required to be performed by a specified date or within a specified period, and where the Licensee has failed so to perform, such obligation shall continue to be binding and enforceable after the specified date or after the expiry of the specified period (but without prejudice to all rights and remedies available against the Licensee by reason of the Licensee's failure to perform by that date or within that period).

7. The provisions of Section 109 of the Act shall apply for the purposes of the delivery or service of any documents, directions or notices to be delivered or served pursuant to any Condition or Schedule, and directions issued by the Director pursuant to any Condition or Schedule shall be delivered or served as aforesaid.

CONDITION 2:  SEPARATE ACCOUNTS FOR SEPARATE BUSINESSES
-------------------------------------------------------

1. The first financial year of the Licensee shall run from 1st April 1990 to 31st March 1991, and thereafter each financial year of the Licensee shall run from 1st April to the following 31st March.

2. The remaining paragraphs of this Condition apply for the purpose of ensuring that the Licensee (and any affiliate or related undertaking) maintains accounting and reporting arrangements which enable separate accounts to be prepared for each Separate Business and showing the financial affairs of each such Separate Business.

3.       The Licensee shall in respect of each Separate Business:

         (a) keep or cause to be kept for the period referred to in Section 222 (5) (b) of the Companies Act 1985 and in the manner referred to in that section such accounting records in respect of each Separate Business as would by Section 221 of the Companies Act 1985 be required to be kept in respect of each such business if it were carried on by a separate company, so that the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, each Separate Business are separately identifiable in the books of the Licensee (and any affiliate or related undertaking) from those of any other business; and

         (b) prepare on a consistent basis from such accounting records in respect of:

                  (i) the financial year commencing on 1st April 1990 and each subsequent financial year, accounting statements comprising a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, and showing separately in respect of each Separate Business and in appropriate detail the amounts of any revenue, cost, asset, liability, reserve or provision which has been either:

                           (aa) charged from or to any other business (whether or not a Separate Business) together with a description of the basis of that charge; or

                           (bb) determined by apportionment or allocation between any Separate Business and any other business (whether or not a Separate Business) together with a description of the basis of the apportionment or allocation; and

                  (ii) the first six months of the financial year commencing on 1st April 1990 and of each subsequent financial year, an interim profit and loss account; and

         (c) procure, in respect of the accounting statements prepared in accordance with this Condition in respect of a financial year, a report by the Auditors and addressed to the Director stating whether in their opinion those statements have been properly prepared in accordance with this Condition and give a true and fair view of the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, the Separate Business to which the statements relate; and

         (d) deliver to the Director a copy of the account referred to in sub-paragraph (b) (ii) above, the Auditors' report referred to in sub-paragraph (c) above and the accounting statements referred to in sub-paragraph (b) (i) above as soon as reasonably practicable, and in any event not later than three months after the end of the period to which it relates in the case of the account referred to in sub-paragraph (b) (ii) and six months after the end of the financial year to which they relate in the case of the accounting statements and Auditors' report referred to in sub-paragraphs (b) (i) and (c) above.

4. Unless the Director so specifies in directions issued for the purposes of this Condition or with his prior written approval the Licensee shall not in relation to the accounting statements in respect of a financial year change the bases of charge or apportionment or allocation referred to in sub-paragraph (b) (i) of paragraph 3 from those applied in respect of the previous financial year.

 5. Where, in relation to the accounting statements in respect of a financial year, the

         Licensee has changed such bases of charge or apportionment or allocation from those adopted for the immediately preceding financial year, the Licensee shall, if so directed in directions issued by the Director, in addition to preparing accounting statements on those bases which it has adopted, prepare such accounting statements on the bases which applied in respect of the immediately preceding financial year.

6. Accounting statements in respect of a financial year prepared under sub-paragraph (b) (i) of paragraph 3 shall, so far as reasonably practicable and unless otherwise approved by the Director having regard to the purposes of this Condition:

         (a) have the same content and format (in relation to each Separate Business) as the annual accounts of the Licensee prepared under Section 226 and, where appropriate, Section 227 of the Companies Act 1985 and conform to the best commercial accounting practices including Statements of Accounting Practice issued by the member bodies of the Consultative Committee of Accountancy Bodies currently in force; and

         (b)      state the accounting policies adopted; and

         (c) (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business), be published with the annual accounts of the Licensee.

7. Unless the accounting statements prepared under sub-paragraph (b) (i) of paragraph 3 are prepared on the current cost basis as provided by the alternative accounting rules, the Licensee shall, unless otherwise agreed by the Director, in addition to preparing those accounting statements under that paragraph, prepare accounting statements for each Separate Business covering the same period, which shall comprise and show separately:

         (a) a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, which shall:

                  (i) include in respect of current cost assets amounts determined on the current cost basis as provided by the alternative accounting rules; and

                  (ii) show or disclose the information and other matters required by the alternative accounting rules to be shown or disclosed in accounts where the amounts included in respect of assets covered by any items shown in those accounts have been determined on any basis mentioned in paragraph 31 of Section C of Part II of Schedule 4 to the Companies Act 1985;

         (b) in respect of each Separate Business the adjusted amount of any such provision for depreciation as is referred to in paragraph 32 (2) of Section C of Part II of Schedule 4 to the Companies Act 1985 and the items shown in the profit and loss account of the Separate Business for the relevant period which are affected by the determination of amounts on the current cost basis as provided by the alternative accounting rules, including the profit (or loss) before taxation; and

         (c) such other current cost information as is referred to in the Handbook as the Director may reasonably require and shall deliver the same, together with the Auditors' report prepared in relation to the current cost basis accounting statements in the form referred to in sub-paragraph (c) of paragraph 3, to the Director within the time limit referred to in sub-paragraph (d) of paragraph 3, and shall (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business) publish the same with the annual accounts of the Licensee.

8. References in this Condition to costs or liabilities of, or reasonably attributable to, any Separate Business shall be construed as excluding taxation, capital liabilities which do not relate principally to a particular Separate Business, and interest thereon; and references to any profit and loss account shall be construed accordingly.

9. Without prejudice to paragraph 1 of Condition 1, references in this Condition to sections of the Companies Act 1985 are references to those provisions as amended, substituted or inserted by the relevant provisions of the Companies Act 1989 and if such provisions of the Companies Act 1989 are not in force at the date of grant of this Licence shall be construed as if such provisions were in force at such date.

10.      For the purposes of paragraph 7:

         "alternative               means the rules set out in Section C of Part
          accounting rules"         II of Schedule  4 to the Companies Act 1985.

         "current cost assets"      means assets of any description mentioned
                                    in paragraph 31 of Section C of Part II of
                                    Schedule 4 to the Companies Act 1985.

         "the Handbook"             means the handbook issued by the Accounting
                                    Standards Committee of the Consultative
                                    Committee of Accounting Bodies (CCAB
                                    Limited) or any successor body entitled
                                    "Accounting for the effects of changing
                                    prices: a Handbook" in its current edition for the time being or in the event that no such handbook shall be in issue such guidance or publication as may be issued in replacement or substitution therefor.

CONDITION 2A:  RESTRICTION ON ACTIVITY AND FINANCIAL RING-FENCING
-----------------------------------------------------------------

1. Save as provided by paragraphs 3 and 4, the Licensee shall not conduct any business or carry on any activity other than the Supply Business, the Second-Tier Supply Business and the Distribution Business.

2. The Licensee shall not without the written consent of the Director acquire shares in any affiliate or related undertaking after 31 March 1997 except

         (a) shares in any body corporate which was a subsidiary of the Licensee on 31 March 1997;

         (b) shares acquired in a body corporate to satisfy the obligation imposed by paragraph 3;

         (c) shares in a body corporate which conducts business only for a Permitted Purpose; or

         (d) shares acquired in order to avoid dilution of a shareholding in a body corporate in which the Licensee holds shares in conformity with this licence.

3. Notwithstanding paragraph 1, the licensee may continue to conduct any business or carry on any activity otherwise prohibited by paragraph 1 which it was conducting or carrying on as at 31 March 1997, but by 31 March 1998 or such later date as the Director shall specify to the Licensee in writing, shall transfer to an affiliate or otherwise cease to conduct or carry on any such other business or activity.

4.       Nothing in this Condition shall prevent:

         (a) any affiliate or related undertaking from conducting any business or carrying on any activity;

         (b) the Licensee from holding shares as, or performing the supervisory or management functions of, an investor in respect of any body corporate in which it holds an interest consistently with the provisions of this licence;

         (c) the Licensee from performing the supervisory or management functions of a holding company in respect of any subsidiary;

         (d) the Licensee from carrying on any business or conducting any activity to which the Director has given his consent in writing; or

         (e) the Licensee from carrying on any business or conducting any activity other than the Supply Business, the Second-Tier Supply Business and the Distribution Business provided that the aggregate turnover of all such other businesses or activities does not in any financial year exceed 5% of the aggregate turnover of the Supply Business, the Second-Tier Supply Business and the Distribution Business (excluding the turnover on transactions which the Supply Business the Second-Tier Supply Business and the Distribution Business make with each other) in the immediately preceding financial year.

CONDITION 2B:  AVAILABILITY OF RESOURCES
----------------------------------------

1. The Licensee shall at all times act in a manner calculated to secure that it has sufficient management resources and financial resources and financial facilities to enable it:

         (a)  to carry on the Supply Business and the Distribution Business, and

         (b)  to comply with its obligations under the Act and this Licence.

2. The Licensee shall submit a certificate addressed to the Director, approved by a resolution of the board of directors of the Licensee and signed by a director of the Licensee pursuant to that resolution. Such certificate shall be submitted on 30 June 1997 and 30 June of each subsequent year. Each certificate shall be in one of the following forms:

         (a) "After making enquiries, the directors of the Licensee have a reasonable expectation that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business and Distribution Business for a period of 12 months from the date of this certificate."

         (b) "After making enquiries, the directors of the Licensee have a reasonable expectation, subject to what is said below, that the Licensee will have available to it, after taking into account in particular (but without limitation) any dividend or other distribution which might reasonably be expected to be declared or paid, sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business and Distribution Business for a period of 12 months from the date of this certificate. However, they would like to draw attention to the following factors which may cast doubt on the ability of the Licensee to carry on the Supply Business and Distribution Business..."

         (c) "In the opinion of the directors of the Licensee, the Licensee will not have available to it sufficient financial resources and financial facilities to enable the Licensee to carry on the Supply Business and Distribution Business for a period of 12 months from the date of this certificate."

3. The Licensee shall submit to the Director with that certificate a statement of the main factors which the directors of the Licensee have taken into account in giving that certificate.

4. The Licensee shall inform the Director in writing immediately if the directors of the Licensee become aware of any circumstance which causes them no longer to have the reasonable expectation expressed in the then most recent certificate given under paragraph 2.

5. The Licensee shall use its best endeavours to obtain and submit to the Director with each certificate provided for in paragraph 2 a report prepared by its auditors and addressed to the Director stating whether or not the auditors are aware of any inconsistencies between, on the one hand, that certificate and the statement submitted with it and, on the other hand, any information which they obtained during their audit work.

6. The Licensee shall procure from the holding company of the Licensee a legally enforceable undertaking in favour of the Licensee in a form already specified by the Director that the holding company will refrain from any action, and will procure that every subsidiary of the holding company (other than the Licensee and its subsidiaries) will refrain from any action, which would then be likely to cause the licensee to breach any of its obligations under the Act or this Licence. Such undertaking shall be obtained by 22 December 1997 and shall remain in force for as long as the Licensee remains the holder of this Licence and the giver of the undertaking remains the holding company of the Licensee.

7.       The Licensee shall:

         (a) deliver to the Director evidence (including a copy of such undertaking) that the Licensee has complied with the obligation to procure an undertaking pursuant to paragraph 6; and

         (b) inform the Director immediately in writing if the directors of the Licensee become aware that the undertaking has ceased to be legally enforceable or that its terms have been breached.

CONDITION 2C:  CHANGE OF FINANCIAL YEAR
---------------------------------------

[Not applicable]

CONDITION 2D  CREDIT RATING OF LICENSEE
---------------------------------------

1.   The Licensee shall use all reasonable endeavours to ensure that:

     (a) any corporate debt of the Licensee in issue at 31 March 1997 which had an investment grade credit rating at that date maintains an investment grade credit rating throughout the period during which such debt remains outstanding, and

     (b) any corporate debt, other than corporate debt issued by way of negotiated private placement, issued by the Licensee on or after the 1 April 1997 has and maintains an investment grade credit rating throughout the period during which such debt remains outstanding.

2.   For the purpose of paragraph 1:

     (a) "corporate debt" means any unsecured and unsubordinated borrowing of money having an initial maturity of five years or more, and

     (b) "investment grade credit rating" means a rating of not less than BBB-by Standard & Poor's Ratings Group or any of its subsidiaries or not less than Baa3 by Moody's Investors Service, Inc. or any of its subsidiaries or an equivalent rating from any other reputable credit rating agency which has comparable standing in the UK and the USA.

CONDITION 3:  CHARGE RESTRICTION CONDITIONS: DEFINITIONS
--------------------------------------------------------

1. In this Condition and in Conditions 3A to 3G and Schedule 3:

   "attributed"          means when used in relation to the fossil fuel levy or
                         payments in lieu thereof or transmission connection point charges or Remote Transmission Asset rentals or distribution losses or transmission costs or allowed distribution costs, or in relation to attributing electricity purchase or sale contracts and electricity purchase costs to regulated customers and other customers, attributed in accordance with the principles set out in Part A of Schedule 3 and attribute, attributed, attributable and attribution shall be construed accordingly.

   "average charge per   means the distribution revenue in the relevant year
    unit distributed"    divided by the regulated quantity distributed in that
                         year.

   "average charge per   means the supply revenue in the year divided by the
    unit supplied"       quantity supplied in that year.

   "average charge per   means the regulated supply revenue in the relevant
    regulated            year divided by the regulated quantity supplied in
    supplied"            that year.

   "average specified    means the average of the daily base rates of Barclays
    rate"                Bank plc current from time to time during the
                         period in respect of which the calculation falls to be made.

   "charge restriction   means Conditions 3 to 3G inclusive together with
    conditions"          Schedule 3 to this Licence, as from time to time
                         modified or replaced in accordance therewith or pursuant to Sections 11, 14 or 15 of the Act.

   "distribution           means units unaccounted for on the Licensee's
    losses"                distribution system, measured as being the difference
                           between the units metered on entry into the system and the units metered on leaving the system.

   "distribution           means the revenue (measured on an accruals basis)
    revenue"               derived by the Licensee from the provision of
                           distribution services in the relevant year, after deduction of:

                           (i) an amount equal to such part of the total amount payable in that relevant year to the Transmission Company (measured on an accruals basis) in respect of transmission connection point charges and Remote Transmission Asset rentals and which would otherwise be included in distribution revenue by reason of being recovered in that relevant year by the Licensee in its use of system charges, as falls to be attributed to the regulated quantity distributed in that relevant year; and

                           (ii) value added tax (if any) and any other taxes based directly on the amount so derived.

   "distribution services" means all services provided by the Licensee as part of its Distribution Business other than excluded services.

   "EHV premises"          means those premises to which units are delivered by
                           the Licensee which fall to be treated as EHV premises in accordance with Part B of Schedule 3.

   "EHV units"             means units distributed by the Licensee which are
                           delivered or deemed to be delivered to EHV premises.

   "electricity purchase   means the licensee's purchase costs of electricity
                           calculated costs" in accordance with the principles in Part F of Schedule 3.

   "excluded services"     means those services provided by the licensee which
                           in accordance with the principles set out in Part C of Schedule 3 fall to be treated as excluded services.

   "fifth relevant year"   means the relevant year commencing 1st April 1994.

   "HV units"              means units (other than EHV units) distributed by the
                           Licensee which are delivered to premises connected to the Licensee's distribution system at a voltage at or higher than 1000 volts.

   "interconnector         means charges levied by the Interconnectors Business
    charges"               of the Transmission Company and payable by the Supply
                           or Second-Tier Supply Business of the Licensee in respect of use of interconnector for the transfer of electricity into England and Wales.

   "LV units"              means units distributed by the Licensee which are
                           delivered to premises connected to the Licensee's distribution system at a voltage less than 1000 volts.

   "LV1  units"            means LV units which are distributed by the Licensee
                           outside nighttime periods to Domestic Premises or small premises (other than Domestic Premises) where the appropriate use of system charges apply different rates in night-time periods as opposed to other times of day, for the avoidance of doubt including the use of system charges under the tariffs specified in paragraph D2 of Part D of Schedule 3.

   "LV2 units"             means LV units which are distributed by the Licensee
                           to Domestic Premises or small premises (other than Domestic Premises):

                           (a)     during night-time periods, where the
                                   appropriate use of system charges apply
                                   different rates in night-time periods as opposed to other times of the day; or

                           (b) where the appropriate use of system charges are incorporated into tariffs which restrict availability of supply to specified off-peak periods,

                           for the avoidance of doubt including the use of system charges under the tariffs specified in paragraph D3 of Part D of Schedule 3.

   "LV3 units"             means LV units other than LV1 and LV2 units, for the
                           avoidance of doubt including units distributed under the tariffs specified in paragraph D4 of Part D of
                           Schedule 3.

   "maximum average        means the charge calculated in accordance with the
    charge per unit        formula in paragraph 1 of Condition 3A.
    distributed"

   "maximum average        means the charge calculated in accordance with the
    charge per regulated   formula in paragraph 1 of Condition 3B.
    unit supplied"


   "metered"               means, in relation to any quantity distributed or
                           supplied, as measured by a meter installed for such purpose or (where no such meter is installed or it is not reasonably practicable to measure the quantity by such meter) as otherwise reasonably calculated.

   "0.1MW customer"        means any customer other than an over 0.1MW customer
                           in its capacity as such.

   "0.1MW premises"        means any premises other than over 0.1MW premises.

   "over 0.1MW             means a customer supplied at over 0.1MW premises but
    customer"              shall not include such customer insofar as supplied
                           at 0.1MW premises.

   "over 0.1MW             means premises supplied by the Licensee at which the
    premises"              average of the maximum monthly demands in the three
                           months of highest demand in any period of twelve consecutive months commencing on or after January
                           1993 exceeds one tenth of a megawatt.

   "quantity supplied"     means the aggregate quantity of units supplied by the
                           Licensee in the relevant year metered at the points of supply (whether or not in the authorised area of the Licensee).

   "regulated customer"    means a person other than the Licensee who in the
                           calendar year ending in the relevant year t-1 was supplied at 0.1 MW premises.

   "regulated distribution means as the case may be HV units or LV1 units
    unit category"         or LV2 units or LV3 units.

   "regulated quantity     means the aggregate quantity of units distributed
    distributed"           (both for the Supply Business of the Licensee and on
                           behalf of third parties under use of system) by the Licensee through the Licensee's distribution system in relevant year t metered at exit points on leaving the Licensee's distribution system but excluding for this purpose:

                           (a) units distributed for the purpose of supply to premises outside the Licensee's authorised area; and

                           (b)     EHV units.

   "relevant year"                 means a financial year commencing on or after
                                   1st April 1990.

   "relevant year t"               means that relevant year for the purposes of
                                   which any calculation falls to be made;
                                   "relevant year t-1" means the relevant year preceding relevant year t or, in respect of the period prior to 1st April 1990, the period of 12 calendar months commencing on 1st April 1989; and similar expressions shall be construed accordingly.

   "remote transmission            means any rent or other periodic payment
    asset rental"                  payable by the Distribution Business of the
                                   Licensee to the Transmission Company in
                                   respect of Remote Transmission Assets forming part of the Licensee's distribution system.

   "sixth relevant year"           means the relevant year commencing 1st April
                                   1995.

   "supply" includes supply outside the authorised area, standby and top-up supply and sale and any other sales of electricity by the Licensee to persons other than customers; and "supplied" and similar expressions shall be construed accordingly.

   "supply charges"                means all charges (including charges for the
                                   provision of distribution services and
                                   standing charges) made by the Licensee in respect of electricity supplied by the Licensee other than charges for the provision of excluded services by the Licensee.

   "supply revenue"                means the revenue (measured on an accruals
                                   basis) derived by the Licensee from supply charges after deduction of value added tax
                                   (if any) and any other taxes based directly on the amounts so derived.

   "transmission charges"          means charges levied by the Transmission
                                   Company payable by the Supply or the Second-
                                   Tier Supply Business of the Licensee in
                                   respect of the transmission of electricity, but for the avoidance of doubt shall exclude transmission connection point charges and remote transmission asset rentals.

   "transmission                   means charges levied by the Transmission
    connection point               Company as connection charges by direct
    charges"                       reference to the number or nature of the
                                   connections between the Licensee's
                                   distribution system and the Transmission
                                   System and payable by the Distribution
                                   Business of the Licensee.

   "unit"                          means a kilowatt hour.

CONDITION 3A:  RESTRICTION OF DISTRIBUTION CHARGES
--------------------------------------------------

BASIC FORMULA
-------------

1. Without prejudice to Condition 3F the Licensee shall in setting its charges for the provision of distribution services use its best endeavours to ensure that in any relevant year the average charge per unit distributed shall not exceed the maximum average charge per unit distributed calculated in accordance with the following formula:

                        M/dt/ = P/dt/ + PN/dt/ - K/dt/

2. For the purposes of paragraph 1, M/dt/ means the maximum average charge per unit distributed in relevant year t.

     Formula for P/dt/ as used in paragraph 1
     ----------------------------------------

3. For the purposes of paragraph 1, P/dt/ is derived from the following formula:

            P/dt/ = (  (PU+PM) . GR/t/..PID /t/) + (PL. (Al/t/ - L/t/) . PIL/t/)
                        -----------------------------------------------
                                      D/t/

     where:

            PU means the amount set against that term in the part of Annex A to this Condition that applies to the Licensee.

            PM means the amount set against that term in the part of Annex A to this Condition that applies to the Licensee.

            GR/t/   is derived from the following formula:


                    GR/t/ = 0.5    (SIGMA)P/oi/.D/it/  + Cd/t/ ) GR/t/ -1
                                    -------------    ---
                                   (SIGMA)Poi.D/it/-1  C/dt/-1 )
                    where, for the relevant year beginning 1st April 1995, GR/t/-1 equals 1.



          (SIGMA) means the summation across all regulated distribution unit categories i.

          P/oi/ means in respect of each regulated distribution unit category i set out in column 1 under that term in the part of Annex A to this Condition that applies to the Licensee the value opposite that category in column 2.

          D/it/ means that number of units in each regulated distribution unit category i distributed in relevant year t.

          D/it/-1 means that number of units in each regulated distribution unit category i distributed in relevant year t-1.

          C/dt/ means a notional figure, representing the number of customers in the authorised area defined (for the purpose of this term Cdt only) for each relevant year, given in the table appearing under that term in the part of Annex A to this Condition that applies to the Licensee.

          C/dt/-1   means the number equal to C/dt/ in relevant year t-1.

          PID/t/    is derived from the following formula:


                    PID/t/ =  ( 1 + RPI/t/ - Xd/t/ ) PID/t/-1
                                    -------------
                                    100

                    where, for the relevant year beginning 1 April 1995, PID/t/-1 equals 1.

          RPI/t/ means the percentage change (whether of a positive or a negative value) in the arithmetic average of the Retail Price

                    Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2.

          X/dt/ for any relevant year beginning on or after 1 April 1997, shall equal 3.

          PL        means an amount equal to 3.0656p

          AL/t/ means an amount (in units) representing allowed distribution losses in relevant year t, being the allowed percentage of the adjusted units distributed (calculated as provided in paragraph E5 of Part E of Schedule 3) where in respect of each relevant year t, the allowed percentage shall equal that percentage which the aggregate of adjusted distribution losses (calculated as provided in paragraphs E2 to E5 of Part E of Schedule 3) over the preceding relevant years (commencing with the twelve-month period from 1 April 1989, or, if the number of preceding relevant years exceeds nine, relevant year t-10) bears to the aggregate of adjusted units distributed (calculated as aforesaid) over the corresponding relevant years: save that for this purpose adjusted distribution losses in respect of the twelve-month period from 1 April 1989 shall be derived by applying the initial relevant loss percentage (calculated as provided in paragraphs E6 to E8 of Part E of Schedule 3) to the adjusted units distributed in that period.

          L/t/ means in respect of relevant year t, adjusted grid supply point purchases less adjusted units distributed (calculated as provided in paragraphs E2 to E5 of Part E of Schedule 3).

          PIL/t/    is derived from the following formula:

                            PIL/t/ = (1 + RPI/t/ ) PIL/t/-1
                                        ----
                                        100

                    where, for the relevant year beginning 1 April 1995, PIL/t/-1 equals 1.

          D/t/      means the regulated quantity distributed in relevant year t.

     FORMULA FOR PN/dt/ AS USED IN PARAGRAPH 1
     -----------------------------------------

4. For the purposes of paragraph 1, in the ninth and subsequent relevant years the term PN/dt/ shall be calculated in accordance with the following formula:

                    PNdt = (PS + PR) PIR/t/ - TA/dt/-1 - GA/dt/-1
                           --------------------------------------
                                     D/t/

     and for each relevant year t prior to the ninth relevant year PNdt shall be 0.

     where:

     PS means an amount equal to (pound)4.87 million for each of the ninth to the thirteenth relevant years, and thereafter shall be 0.

     PR means, in the ninth and all subsequent relevant years, the amount given under that heading in Annex B to this Condition.

     PIR/t/    is derived from the following formula:

               PIR/t/ = (1+ RPI/t/ ) PIR/t/-1
                            -----
                            100
               where for the ninth relevant year PIR/t/-1 equals 1

     TA/dt/ in respect of any relevant year t, is derived from the following formula:

                                My
                         TA/dt/ = Sigma P/sd/.Cmn
                               Mx
               save that TA shall be a figure not less than 0, and shall for each relevant year t prior to the ninth relevant year be 0.

     where:

     My
     Sigma means a summation across all the months M/x/ to M/y/ in each relevant M/x/ year.

     M/x/ means, in the ninth relevant year, the month commencing 1/st/ July 1998, and means in each subsequent relevant year the month commencing 1/st/ April in such relevant year.

     M/y/ means, in each relevant year, the month commencing 1st March in such relevant year.

     P/sd/ means the amount given under that heading in Annex B to this Condition.

     C/mn/ means, in respect of each month M/x/ to M/y/ in the ninth and each subsequent relevant year, a proportion of the total number of 0.1MW customers within the authorised area (expressed as a figure greater than or equal to - 1 and less than or equal to 1) to be calculated by reference to the first day of such month in accordance with the following formula:

                    C/mn/ = N - SC
     where:

     N         means a figure equal to:

               (a) in respect of the months commencing 1/st/ July 1998, 1/st/ August 1998 and 1/st/ September 1998, the amount given under that heading in Annex B to this Condition;

               (b) in respect of the months commencing 1/st/ October 1998, 1/st/ November 1998 and 1/st/ December 1998, 0.5; and

               (c) in respect of the month commencing 1/st/ January 1999 and all subsequent months, 1.

     SC in respect of the first day of each relevant month, means a proportion of the total number of 0.1MW customers within the authorised area (expressed as a figure greater than or equal to 0 and less than or equal to 1), being customers who may be supplied by a Second Tier Supplier on such date in accordance with any direction or variation of a direction issued by the Director (and not subsequently withdrawn or varied) pursuant to Condition 3 of that Supplier's licence to supply electricity.

     GA/dt/ shall in the ninth relevant year, where the earliest date specified (and not subsequently withdrawn or varied to a later date) in any direction or variation of a direction issued by the Director, pursuant to Condition 3 of the licence held by any Second Tier Supplier, in relation to the supply of electricity to any premises:

               (a)  is in April 1998, be 0:

               (b) is in May 1998, be the amount given for that month under the heading GA/dt/ in Annex B to this Condition;

               (c) is in June 1998, be the amount given for that month under that heading; or

               (d) is in July 1998 or any subsequent month, be the amount given for July under that heading.

               and shall in each relevant year t other than the ninth relevant year be 0.

     FORMULA FOR K/dt/ AS USED IN PARAGRAPH 1
     ----------------------------------------

5. For the purposes of paragraph 1, K/dt/ means the correction factor per unit (whether of a positive or a negative value) to be applied to the average charge per unit distributed in relevant year t (subject to paragraph 4 of Condition 3D) and is derived from the following formula:

     K/dt/ = R/dt/-1 - (D/t/-1.M/dt/-1) (1 + I/dt/)
             -------------------------       -----
                  D/t/        100

     provided that:      notwithstanding the above, the value of K/dt/ for the
                         sixth relevant year shall be that value required by Condition 3A in the Licence in the form in force on 31st March 1995.

     where:

     R/dt/-1             means the distribution revenue in relevant year t-1.

     D/t/-1 means the regulated quantity distributed in relevant year t-1.

     M/dt/-1 means maximum average charge per unit distributed in relevant year t - 1.

     I/dt/ means that interest rate in relevant year t which is equal to, where K/dt/ (taking no account of I/d/ for this purpose) has a positive value, the average specified rate plus 4, or where Kdt (taking no account of I/d/ for this purpose) has a negative value, the average specified rate.

6. In this Condition, any term defined for the purposes of paragraph 1 shall have the same meaning in all paragraphs of this Condition.

ANNEX A TO CONDITION 3A
-----------------------

YORKSHIRE ELECTRICITY GROUP PLC:
--------------------------------



                                                  (pound)m

               PU                                 249.7
               PM                                 27.9
               C/dt/
                                                  '000s
                                                  -----
               relevant year beginning on
               --------------------------
               1 April 1994                       2036
               1 April 1995                       2051
               1 April 1996                       2065
               1 April 1997                       2080
               1 April 1998                       2094
               1 April 1999                       2109
               every subsequent relevant year     2109

               P/0i/
                    1                             2

               unit category i                    value (p)
               ---------------                    ---------
                    LV1                           1.9497
                    LV2                           0.3271
                    LV3                           1.6654
                    HV                            0.5750

ANNEX B TO CONDITION 3A
-----------------------

VALUES FOR PARAGRAPH 4 OF THIS CONDITION FOR YORKSHIRE ELECTRICITY GROUP PLC:

               PR                                 (pound)3.28m
               P/sd/                              (pound)0.57m
               N (1.7.98 - 1.9.98)                      0.105
               GA/dt/ (May)                       (pound)0.14m
               GA/dt/ (June)                      (pound)0.51m
               GA/dt/ (July)                      (pound)1.16m

CONDITION 3B:  RESTRICTION OF SUPPLY CHARGES
--------------------------------------------

CONTINUATION OF TARIFFS
-----------------------

1.1 Save where the Director consents in writing to a tariff being discontinued, the Licensee shall continue to make available to customers at Designated Premises the tariffs listed under the Licensee's name in Annex A to this Condition.

1.2 Where a customer at Designated Premises was supplied at the end of the eighth relevant year on a tariff listed under the Licensee's name in Annex B to this Condition, the Licensee shall continue to offer that tariff to that customer at those premises unless the Director consents in writing to the Licensee's not doing so.

1.3 The Licensee shall not, without the consent in writing of the Director, change the terms (other than price, which shall be regulated in accordance with this Condition) of any tariff described in the second column of the Table; and the terms to which this prohibition applies include, for example, the hours between which particular prices apply and the level of consumption at which prices change.

NEW TARIFFS
-----------

2. The Licensee shall not offer to supply any customer at Designated Premises on a tariff not shown in the Table unless the terms of that tariff have been approved by the Director.

THE PRICE RESTRAINT
-------------------

3. Without prejudice to Condition 3F, the prices in the tariffs which apply at the beginning of the ninth relevant year to supplies to Designated Customers shall be set at or below the limit imposed by paragraph 4 and in addition at or below each of the limits imposed by paragraph 5 and (where those paragraphs apply) by paragraphs 6 and 7.

4. The prices referred to in paragraph 3 shall be so set that they do not cause the value of composite term

                    /n/                                /n/
                   Sigma   PSi/t/.QSi0 + <C083> PUi/t/.QUi0
                    1                                   1
                    /n/                             /n/
                   Sigma   PSi0.QSi0 + <C083> PUi0.QUi0
                    1                                1

     to exceed the value of the formula

               100 + RPI/t/ - X/a/
               -------------------
                     100
     where,

     /n/       means the summation across all tariffs; and
     Sigma
     1

     X/a/ has the value given against the Licensee's name in Annex C to this Condition.

5.1 Without prejudice to Condition 3F, at the beginning of the ninth relevant year the Licensee shall so set its prices to Designated Customers supplied on the tariff numbered 1 in the Table that the total charge for that year for a Designated Customer supplied on such a tariff who consumes 3300 units in that year shall not exceed

                              100 + RPI/t/ - X/a/
                              -------------------
          (Psi0 + 3300 PUi0)        100

     where

     X/a/ has the value given against the Licensee's name in Annex C to this Condition.

5.2 Without prejudice to Condition 3F, at the beginning of the ninth relevant year, the prices to Designated Customers on each of the domestic tariffs in the Table other than the tariff numbered 1 shall be so set that, when used to determine the value of the terms Pui/t/ and Psi/t/, they do not cause the value of the composite term
                                               /u/
                                       <C083> PUi/t/.QUi0  s
                                        1                    +  <C083> PSi/t/
                                       ---------------------
                                             NC            1

     to exceed the value of the formula

                    /u/
                  <C083>   PUi0.QUi0     s                100 + RPI/t/ - X/b/
                                                          -------------------
                   1                       +   <C083> Psi0      100
                 ------------------------
                                   NC      1

     where X/b/ has the value of 3.

5.3 Without prejudice to Condition 3F, at the beginning of the ninth relevant year, the prices to Designated Customers on each of the non-domestic tariffs in the Table shall be so set that, when used to determine the value of the terms Puit and Psit, they do not cause the value of the composite term

                    /u/
                   <C083>  PUi/t/.QUi0     s
                    1                   + <C083>  Psi/t/,
                   -----------------
                           NC              1

     when applied to that tariff, to exceed the value of the formula

                    /u/
                   <C083> PUi0.QUi0        s                   100 + RPI/t/
                                                               ------------
                    1                   + <C083>  PSi0      100
                    ---------------
                           NC              1

6. Without prejudice to Condition 3F, in the case of any tariff described as domestic in column 3 of the Table, the standing charge to a Designated Customer at the beginning of the ninth relevant year shall not exceed the standing charge given for that tariff in column 5 of the Table multiplied by

                      100 + RPI/t/
                      ------------
                               -
                         100

7.1 Without prejudice to Condition 3F, in the case of any tariff described in column 2 of the

     Table which is a domestic prepayment tariff,

     (a) the standing charge and the unit charge at the beginning of the ninth relevant year shall each be lower than the standing charge and unit charge respectively set against that tariff in column 5 of the Table by the same proportion as the standing charge and the unit charge at the beginning of the ninth relevant year of the nearest equivalent domestic tariff (not being a prepayment tariff) are lower than the standing charge and unit charge respectively of that nearest equivalent domestic charge shown against them in column 5 of the Table (and in this sub-paragraph the standing charge shall be exclusive of any prepayment surcharge); and

     (b) there shall at no time be any increase in the amount by which the standing charge (including any prepayment meter surcharge) for any domestic prepayment tariff exceeds the standing charge for the nearest comparable domestic tariff (not being a prepayment tariff).

7.2 The Director may direct which tariff is the nearest equivalent domestic tariff for the purpose of this paragraph.

8.1 Without prejudice to paragraph 9 and Condition 3F, no price (whether a standing charge or a unit charge) in any tariff shall be increased during the ninth relevant year above the price which applies at the beginning of the ninth relevant year, unless the Director has consented in writing.

8.2 In giving consent the Director shall have regard in particular but not exclusively to the impact of significant movements in costs outside the Licensee's control, and shall consider whether such movements in costs justify an increase in all tariffs, a differential increase in tariffs or an increase in some tariffs only.

9. If any change is made to the rate of the Fossil Fuel Levy between 1 August 1997 and 2 April 1998, and whenever any change is made to that rate thereafter, every price limit set pursuant to paragraphs 4, 5, 6 and 7.1(a) shall be multiplied by the following factor:

                         100 + F/t/
                         ----------
                         100 + F/d/

10.1 Where, after the end of the eighth relevant year, the Director is satisfied that in the eighth relevant year the average charge per unit supplied differed from the maximum average charge per unit supplied assumed for the purpose of setting the prices in column 5 of the Table, the Director may give a direction to the Licensee stipulating the prices to be charged for any (or all) of the tariffs described in column 2 of the Table.

10.2  Before giving any such direction, the Director shall consult the Licensee.

10.3 In considering whether to give any such direction, and in considering the content of any such direction, the Director shall have regard

      (a) to the extent to which the regulated supply revenue for the eighth relevant year assumed for the purpose of setting the prices in column 5 of the Table differs from the actual regulated supply revenue for that year adjusted

           (i) to reflect what the regulated supply revenue would have been if the tariffs in force on 1 August 1997 had remained unchanged until the end of the eighth relevant year; and

           (ii) by adding any rebates or discounts to Regulated Customers in respect of the period from 1 August 1997 to the end of the eighth relevant year, being rebates or discounts not included in the tariffs in force on 1 August 1997;

      (b)  to any representations made by the Licensee; and

      (c)  to the cost to the Licensee of changing any tariff.

11.1 Where, for relevant year t, the terms TAdt or GAdt (or both of them) in paragraph 4 of Condition 3A have a value greater than 0, the Director may give a direction to the Licensee stipulating the prices to be charged, in that or any subsequent relevant year, for any (or all) of the tariffs described in column 2 of the Table.

11.2  Before giving any such direction, the Director shall consult the Licensee.

11.3 In considering whether to give any such direction, and in considering the content of any such direction, the Director shall have regard

       (a) to the extent by which the charges made by the Distribution Business to the Supply Business have been reduced on account of the terms TA/dt/ or GA/dt/ (or both of them) having a greater value than 0;

       (b)   to any representation made by the Licensee; and

       (c)   to the cost to the Licensee of changing any tariff.

12.1 Without prejudice to paragraph 9 and Condition 3F, for the tenth and every subsequent relevant year, unless the Director has consented in writing, each component of each tariff described in column 2 of the Table or approved for the purpose of paragraph 2 shall have a price no greater than the price at the end of the immediately preceding relevant year, in each case multiplied by the formula

                        100 + RPIt - Xc
                       -----------------
                             100

       where X/c/ has the value of 3 for the tenth relevant year and the value of 0 for every subsequent relevant year.

12.2 In giving consent the Director shall have regard in particular but not exclusively to the impact of significant movements in costs outside the Licensee's control, and shall consider whether such movements in costs justify an increase in all tariffs, a differential increase in tariffs or an increase in some tariffs only.

INTERPRETATION
--------------

13.    In this Condition:

       (a)   all prices and revenue shall exclude value added tax (if any); and

     (b) any reference to the first relevant year shall be a reference to the relevant year commencing on 1 April 1990, and any reference to the second financial year and so on shall be construed accordingly;

     (c) in respect of any tariff described in column 2 of the Table the following terms have the following meanings:

           PSi/t/ is the standing charge (or each of them) for that tariff for the ninth relevant year t:

           PSi0 is the standing charge (or each of them) for that tariff given in column 5 of the Table;

           QSi0 is the number in column 6 of the Table set against that standing charge;

           PUi/t/ is the unit charge (or each of them) for that tariff for the ninth relevant year t;

           PUi0 is the unit charge (or each of them) for that tariff given in column 5 of the Table;

           QUi0 is the number in column 6 of the Table set against that unit charge (or each of them);

           u
           Sigma    means the summation across all unit charges for that tariff;
           1

             s
             Sigma  means the summation across all standing charges for that
             1
                    tariff;

           NC means the number given against tariff in column 7 of the Table; and

     (d)   the following terms shall have the following meanings:

           F/t/ means the rate of the Fossil Fuel Levy applicable from time to time during relevant year t;

           F/d/     has the value of 2.2;

           RPI/t/ means the percentage change (whether of a positive or a negative value) in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2; and
             the Table   means the table given under the Licensee's name in
                         Annex D to this Condition.

ANNEX A TO CONDITION 3B
-----------------------

TARIFFS GENERALLY AVAILABLE - YORKSHIRE ELECTRICITY GROUP PLC
-------------------------------------------------------------

TARIFF NO.               TARIFF

   1                     Domestic Unrestricted
   2                     Economy 7
   3                     Domestic Off-Peak
   4                     Prepayment
   5                     Prompt Payment
   6                     Automated Payment
   7                     General Quarterly
   8                     Economy 7 Quarterly
   9                     Evening/Weekend Quarterly
   10                    Evening/Weekend E7 Quarterly
   11                    Farm Off-Peak
   12                    Commercial 2 Rate Tariff
   13                    Commercial Off Peak
   14                    Industrial Off Peak Tariff
   15                    Prompt Payment
   16                    Automated Payment

ANNEX B TO CONDITION 3B
-----------------------

PRESERVED TARIFFS - YORKSHIRE ELECTRICITY GROUP PLC
---------------------------------------------------

 TARIFF NO.              TARIFF
 ----------              ------

    3                    Domestic Off-Peak
    11                   Farm Off-Peak
    12                   Commercial 2 Rate Tariff
    13                   Commercial Off-Peak
    14                   Industrial Off-Peak Tariff

ANNEX C TO CONDITION 3B
-----------------------

VALUE OF X/A/
-------------

Yorkshire Electricity Group plc:      X/a/  = 3.7

ANNEX D TO CONDITION 3B
-----------------------

THE TABLE - YORKSHIRE ELECTRICITY GROUP PLC
-------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   NO.       DESCRIPTION OF TARIFF      CATEGORY          COMPONENT              PRICE PO           QUANTITY Q0           NC
                                                                               (UNIT RATE IN       (UNIT RATE IN
                                                                               PENCE PER KWH)           GWH)
---------------------------------------------------------------------------------------------------------------------------------
    1           Domestic UR             Domestic         Standing Charge              4000            1702844            1702844
                                                           Unit Charge                6.19            5774.61

    2           Economy 7               Domestic         Standing Charge              5200             162799             162799
                                                            Day Units                 6.56             516.67
                                                           Night Units                2.49             798.21

    3        Domestic Off Peak          Domestic          Standing Charge             1200              34147              34147
                                                              Units                   3.82             146.53

    4          Prepayment               Domestic          Standing Charge             2360             248125             248125
    5        Prompt Payment                            Standing Charge Discount          0             361700             361700
    6       Automated Payment           Domestic       Standing Charge Discount      -1200             533512             533512

    7       General Quarterly         Non Domestic        Standing Charge             5200              60745              60745
                                                          1st 1000 Units              6.96             157.60
                                                           Excess Units               6.37              89.77

    8      Economy 7 Quarterly        Non Domestic        Standing Charge             6400               6076               6076
                                                            Night Units               2.49              16.71
                                                        First 1000 Day Units          7.33              15.34
                                                          Excess Day Units            6.74               5.10

    9       Weekend/Evening           Non Domestic        Standing Charge             6400               1224               1224
              Quarterly                                      WE units                 3.60               3.20
                                                         First 1000 Units             9.31               1.94
                                                           Excess Units               8.72               0.16

   10     Weekend/Evening E7          Non Domestic         Standing Charge            7200                939                939
              Quarterly                                     Night Units               2.49               1.40
                                                             WE7 Units                3.60               2.17
                                                          First 1000 Units            9.31               1.93
                                                            Excess Units              8.72               0.10

   11       Farm Off Peak             Non Domestic         Standing Charge            1200                509                509
                                                               Units                  4.32               4.57

   12   Commercial '2 rate Tar'       Non Domestic             Units                  3.48               0.78

   13    Commercial Off Peak          Non Domestic         Standing Charge            1200               1428               1428
                                                               Units                  3.64               7.01

   14    Industrial Off Peak          Non Domestic         Standing Charge            1200                 89                 89
                                                               Units                  4.05               0.50

   15      Prompt Payment                              Standing Charge Discount       0.00              32132              32132

   16    Automated Payment          Automated Payment  Standing Charge Discount    -1296.2              15430              15430
---------------------------------------------------------------------------------------------------------------------------------

CONDITION 3C:     [NO LONGER USED]
----------------------------------

CONDITION 3D:  RESTRICTION OF DISTRIBUTION CHARGES AND OF SUPPLY CHARGES:
-------------------------------------------------------------------------
ADJUSTMENTS
-----------

1. If, in respect of any relevant year, the average charge per unit distributed exceeds the maximum average charge per unit distributed by more than 3 per cent, the Licensee shall furnish an explanation to the Director and in the next following relevant year the Licensee shall not effect any increase in charges unless it has demonstrated to the reasonable satisfaction of the Director that the average charge per unit distributed would not be likely to exceed the maximum charge per unit distributed in that next following relevant year.

2. If, in respect of any two successive relevant years, the sum of the amounts by which the average charge per unit distributed has exceeded the maximum average charge per unit distributed is more than 4 per cent, then in the next following relevant year the Licensee shall, if required by the Director, adjust its charges such that the average charge per unit distributed would not be likely, in the judgment of the Director, to exceed the maximum average charge per unit in that next following relevant year.

3. If, in respect of two successive relevant years, the average charge per unit distributed is less than 90 per cent of the maximum average charge per unit distributed, the Director, after consultation with the Licensee, may direct that in calculating K/dt/ for the purposes of paragraph 1 of Condition 3A in respect of the next following relevant year, there shall be substituted for R/dt-1/ in the formula at paragraph 1 of Condition 3A such figure as the Director may specify being not less than R/dt-1/, and not more than 0.90 (Dt-1.M/dt-1/).

4.1 If, in respect of the eighth relevant year, the average charge per regulated unit supplied exceeds the maximum average charge per regulated unit supplied, but by not more than 1 1/2 per cent, the Licensee shall ensure that the excess above the maximum average charge per regulated unit supplied, with interest thereon at a rate 2 per cent above the average specified rate, shall be paid to all 0.1 MW customers who continue to be supplied by the Licensee in the ninth relevant year.

4.2 If, in respect of the eighth relevant year, the average charge per regulated unit supplied exceeds the maximum average charge per regulated unit supplied by more than 1 1/2 per cent, the Licensee shall use all reasonable endeavours to return the excess above the maximum average charge per unit supplied, with interest thereon at a rate 4 per cent above the average specified rate, during the ninth relevant year to all 0.1MW customers supplied by the

     Licensee in the eighth relevant year.

4.3 For the purpose of Condition 3B, no sum payable under paragraphs 4.1 or 4.2 shall be regarded as paid or payable under a tariff applicable to the ninth relevant year or any subsequent relevant year.

5. No later than three months after the end of the eighth relevant year, the Licensee shall send to the Director a statement accompanied by such forecasts, estimates and calculations as may be necessary, showing the basis by which the Licensee intends to comply with paragraph 4.

6. The powers exercisable under paragraphs F6 and F8 of Part F of Schedule 3 in the form of licence in force on 31 March 1998 shall continue to be exercisable after that date, but only in respect of a relevant year ending before 1 April 1998.

CONDITION 3E:  INFORMATION TO BE PROVIDED TO THE DIRECTOR IN CONNECTION WITH THE
--------------------------------------------------------------------------------
CHARGE RESTRICTION CONDITIONS
-----------------------------

1. Where the Licensee is intending to make any change in charges for the provision of distribution services regulated under Condition 3A the Licensee shall (unless otherwise agreed by the Director) not later than the date of publication of such charges provide the Director with:

     (a) written forecast of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t in which such a change is to take effect and in respect of the next following relevant year t+1; and

     (b) a written estimate of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t-1 immediately preceding the relevant year in which the change is to take effect unless a statement complying with paragraph 7 in respect of relevant year t-1 has been furnished to the Director before the publication of the proposed change.

2. Where, at any time during the eighth relevant year, the Licensee intends to change the principles of attribution or any provisional attribution specified in a statement already made to the Director or to purchase or sell an electricity sale contract, the change or the provisional attribution in relation to the purchase or sale shall be specified in a written statement signed by a person authorised to sign the statement by the directors of the Licensee which statement shall not provide for a retrospective change of principles or for any re-attribution of payments already made or any payment where the event giving rise to that payment has already occurred.

3. If within three months of the commencement of any relevant year t the Licensee has not made any such change in charges as is referred to in paragraph 1, the Licensee shall provide the Director with a written forecast of the maximum average charge per unit distributed, together with its components, in respect of the relevant year t.

4. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraphs 1, 2 or 3 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

5. Subject as provided in sub-paragraph (b) below, not later than six weeks after the commencement of each relevant year t, the Licensee shall send to the Director a statement as to:

     (a) whether or not the provisions of Condition 3D are likely to be applicable in consequence of the average charge per unit distributed in the preceding relevant year t-1 or the two preceding relevant years t-1 and t-2; and

     (b) its best estimate as to the relevant correction factor K/dt/ to be applied in calculating the maximum average charge per unit distributed in respect of the relevant year t.

6. Not later than 15 January in the ninth and tenth relevant years the Licensee shall send to the Director a written estimate of the value of the term TA for that year (TA/dt/), together with an estimate of the value of each of its component parts, as detailed in paragraph 4 of Condition 3A.

7. Not later than three months after the end of a relevant year the Licensee shall send the Director a statement, in respect of that relevant year, showing the specified terms referred to in paragraph 9.

8.   The statement referred to in the preceding paragraph shall be:

     (a) accompanied by a report from the Auditors that in their opinion (i) such statement fairly presents each of the specified items referred to in paragraph 9 in accordance with the requirements of the charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the Licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 2; and

     (b) certified by a director of the Licensee on behalf of the Licensee that to the best of his knowledge, information and belief having made all reasonable enquiries:

          (i) there is no amount included in its calculations under Condition 3A and Schedule 3 which represents other than:

                 (aa) bona fide consideration for the provision of distribution services in the course of its Distribution Business; or

                 (bb) an amount permitted under the charge restriction
                      conditions to be so included;

          (ii) (in respect of the eighth relevant year only) there is no amount included in its calculations under Condition 3B and
                 Schedule 3 (in each case in the form of licence in force on 31 March 1998) which represents other than:

                 (aa) bona fide consideration for electricity supplied to
                      regulated customers (as defined in the form of licence in force on 31 March 1998); or

                 (bb) an amount permitted under the charge restriction
                      conditions to be so included;

          (iii) there is no amount included in its calculations of allowed security costs under Condition 3F which represents other than an amount permitted under the charge restriction conditions to be so included;

          (iv) no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof represents other than bona fide consideration for the provision of the excluded service to which it relates;

          (v) all amounts which should properly be taken into account for the purposes of the charge restriction conditions have been taken into account; and

          (vi) (in respect of the eighth relevant year only) there is no amount included in its calculations under Condition 3B and
                 Schedule 3 in respect of electricity
                 purchase or sale costs which does not result from an attribution or method of attribution contained in the statement under either paragraph 2(a) or paragraph 2(b) in the form of licence in force on 31 March 1998.

9. The specified items to be contained in the statement referred to in paragraph 7 shall be the following:

     (a)  the regulated quantity distributed;

     (b)  the quantity distributed in each regulated distribution unit category;

     (c)  the average charge per unit distributed;

     (d) the amount in respect of the Terms AL/t/ and L/t/ in paragraph 3 of Condition 3A calculated as therein provided;

     (e) the value of the term TAdt, together with the value of each of its component parts, as detailed in paragraph 4 of Condition 3A;

     (f)  the information referred to at paragraph 8 of Condition 3F;

     (g) the statements and information referred to in paragraph A6, B2, C8, D1 and E10 of Schedule 3; and

     (h) in respect of the eighth relevant year only, the statements and information referred to in paragraph F7 or Schedule 3 of the Licence in the form in force on 31 March 1997;

     Provided that the statement to be provided in the ninth relevant year in respect of the immediately preceding relevant year shall contain the information required by paragraph 10 of Condition 3E of the Licence in the form in force on 31 March 1998.

10. Where the Director issues directions in accordance with paragraph 9 of Condition 3F or paragraphs A7, B3, C9, D5 or E11 of Schedule 3, then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 7 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 8) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

11. Where the Director issues such directions as are referred to in the preceding paragraph the Director may require the Licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the Licensee shall comply with such request.

CONDITION 3F:  ALLOWANCES IN RESPECT OF SECURITY COSTS
------------------------------------------------------

1. At any time during a security period, the Licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:

     (a) suspend or modify for the unexpired term of the security period the charge restriction conditions or any part or parts thereof; or

     (b) introduce for the unexpired term of the security period new charge restriction conditions in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

     (i) to enable the Licensee to recover by means of increased charges an amount estimated as being equal to the Licensee's allowed security costs during such period;

     (ii)   to ensure that such part of the amount referred to in sub-paragraph
            (i) above as is estimated as being equal to the allowed security costs incurred by the Licensee as costs in its Distribution Business are recovered by means of appropriate equitable increases on the charges made by the Licensee in its Distribution Business; and

     (iii)  to ensure that such part of the amount referred to in sub-paragraph
            (i) above as is estimated as being equal to the allowed security costs incurred by the Licensee as costs in its Supply Business and its Second-Tier Supply Business respectively are recovered by appropriate equitable increases in the charges made by the Licensee in those Businesses and the Licensee shall comply with the terms of any directions so issued.

3. At any time following a security period, the Director may (following such consultation with the Licensee and others as the Director may consider appropriate) issue directions suspending or modifying the charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or forgone by the Licensee during the security period), and the Licensee shall comply with any directions so issued.

4. At any time within three months after the issue of directions by the Director under paragraph 3, the Licensee may serve on the Director a disapplication request in respect of such of the charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Monopolies Commission under Section 12 of the Act relating to the modification of the charge restriction conditions, the Licensee may deliver one month's written notice to the Director terminating the application of the charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

6. Subject to paragraphs 7 and 9, the Licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the Licensee in each of its Distribution, Supply and Second-Tier Supply Businesses.

7.   Paragraph 6 shall not apply insofar as such allowed security costs:

     (a)   were otherwise recovered by the Licensee; or

     (b) were taken into account by the Director in setting charge restriction conditions by means of directions issued under paragraph 3 above.

8. The Licensee shall following the end of each relevant year provide to the Director, as being one of the specified items to be contained in the statement referred to at paragraph 8 of Condition 3E, details in respect of that relevant year of:

     (a)   the amount of the Licensee's allowed security costs; and

     (b) the aggregate amounts charged under paragraph 6 on account of the Licensee's allowed security costs; and

     (c) the bases and calculations underlying the increases in charges made by the Licensee in its Distribution, Supply and Second-Tier Supply Businesses under paragraph 6.

9. Where the Director is satisfied that the Licensee has recovered amounts in excess of the allowed security costs, the Director may issue directions requiring the Licensee to take such steps as may be specified to reimburse customers of or purchasers from the Distribution, Supply and Second-Tier Supply Business (as the case may be) for the excess amounts charged to them, and the Licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorised electricity operator, the Licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorised electricity operator.

10. No amounts charged by the Licensee under this Condition (whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the charge restriction provisions of Conditions 3A and 3B.

11.  In this Condition:

     "allowed security      shall have the meaning ascribed to that term in the
      cost"                 Fuel Security Code;

     "security period"      means a period commencing on the date on which any
                            direction issued by the Secretary of State under
                            Section 34 (4) (b) of the Act enters into effect and terminating on the date (being not earlier than the date such direction, as varied, is revoked or expires) as the Director, after consultation with such persons (including without limitation, Licence holders liable to be principally affected) as he shall consider appropriate, may with the consent of the Secretary of State by notice to all Licence holders determine after having regard to the views of such persons.

CONDITION 3G:  DURATION OF CHARGE RESTRICTION CONDITIONS
--------------------------------------------------------

1. The charge restriction conditions shall apply so long as this Licence continues in force but shall cease to have effect (in whole or in part, as the case may be) if the Licensee delivers to the Director a disapplication request made in accordance with paragraph 2 and:

     (a)  the Director agrees in writing to the disapplication request; or

     (b) their application (in whole or in part) is terminated by notice given by the Licensee in accordance with either paragraph 4 or paragraph 5.

2. A disapplication request pursuant to this Condition 3G shall (a) be in writing addressed to the Director, (b) specify the charge restriction conditions (or any part or parts thereof) to which the request relates and
     (c) state the date from which the Licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition 3G shall have effect earlier than that date which is the later of:

     (a) a date being not less than 18 months after delivery of the disapplication request; and either

     (b) in the case of distribution charges regulated under Condition 3A, 31st March 2000; or

     (c) in the case of supply charges regulated under Condition 3B, 31st March 2000.

4.   If the Director has not made a reference to the Monopolies Commission under
     Section 12 of the Act relating to the modification of the charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the Licensee may deliver written notice to the Director terminating the application of such of the charge restriction conditions (or any part or parts thereof) as are specified in the disapplication request with effect from the disapplication date or a later date.

5. If the Monopolies Commission makes a report on a reference made by the Director relating to the modification of the charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the Licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

6. A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

CONDITION 4:   PROHIBITION OF CROSS-SUBSIDIES AND OF DISCRIMINATION IN
----------------------------------------------------------------------
ELECTRICITY SALE CONTRACTS
--------------------------


1. The Licensee shall procure that no Separate Business gives any cross-subsidy to, or receives any cross-subsidy from, any other business of the Licensee or an affiliate or related undertaking of the Licensee (whether or not a Separate Business).

2. The Licensee shall not, and shall procure that any affiliate or related undertaking of the Licensee shall not, sell or offer to sell electricity under any electricity sale contract to any one relevant purchaser or person seeking to become a relevant purchaser on terms as to price which are materially more or less favourable than those on which it sells or offers to sell electricity under any electricity sale contract to comparable relevant purchasers. For these purposes, due regard shall be had to the circumstances of sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility and the dates and duration of the relevant agreements.

3.   For the purposes of paragraph 2:

     "relevant purchaser"               means any purchaser of electricity from
                                        the Licensee or any affiliate or related undertaking of the Licensee under an electricity purchase contract.

CONDITION 4A:  PROHIBITION OF DISCRIMINATION IN SUPPLY
------------------------------------------------------


1. This Condition applies where the Licensee is in a dominant position in a market for the supply of electricity to customers at premises.

2. Where this Condition applies the Licensee shall not supply or offer to supply electricity to customers in any market in which it is dominant on terms which are predatory.

3. Where this Condition applies, but subject to paragraph 4, the Licensee (taken together with its affiliates and related undertakings) shall not, in supplying or offering terms for the supply of electricity to customers in any market in which it is dominant:

     (a) show undue preference to any person (or class of persons) within such market;

     (b) exercise undue discrimination between any persons (or classes of person) within such market; or

     (c)  set terms which are unduly onerous.


4. Nothing in paragraph 3 shall prohibit the Licensee, within any area or class of customers (the "relevant area or class") in respect of which there is established competition in the supply of electricity, from supplying or offering to supply electricity on terms which are reasonably necessary to meet that competition, save that the Licensee (taken together with its affiliates and related undertakings) shall not, in supplying or offering terms for the supply of electricity:

     (a) show undue preference to any person (or class of persons) or exercise undue discrimination between any persons (or classes of person) within the relevant area or class of customers; or

     (b) set terms in respect of any person (or class of persons) in a market in which the Licensee is dominant, save such persons who are within the relevant area or class of customers, which are unduly onerous.

5. For the purposes of this Condition, terms are unduly onerous if the revenue from the supply of electricity to customers on those terms:

     (a)  significantly exceeds the costs of that supply; and

     (b) exceeds such costs to a significantly greater degree than the revenue from supply to all other customers of the Licensee (and of its affiliates and related undertakings) within the same market exceeds the costs of supply to those customers.

6. For the purposes of this Condition, a market may be defined by reference to a geographical area, or to a class of customer or both, save that no market defined by reference to Designated Customers shall comprise fewer than 50,000 such customers.

7. In determining, for the purposes of this Condition, whether any persons constitute a class of person, due regard shall be had to the circumstances of supply to such persons including (without limitation) volumes, load factors, conditions of interruptibility, location of premises being supplied and date and duration of the supply contract.

8. For the purposes of this Condition, the Director shall determine any question as to:

     (a) whether any area or class of customers constitutes a market for the supply of electricity;

     (b) whether the Licensee is dominant in any market for the supply of electricity;

     (c) whether there is established competition in respect of the supply of electricity in any area or to any class of customers; and

     (d) whether any terms are predatory, having due regard to whether such terms:

          (i) incorporate charges which do not reasonably cover the avoidable costs incurred in consequence of supplying the customers in question; and

          (ii) are intended or are likely to restrict, distort or prevent competition in the supply of electricity.

9. The Director may determine that the Licensee is dominant in a specified market:

     (a)  at any time prior to this Condition coming into force; or

     (b) having first consulted with the Licensee and such other persons as he considers appropriate (and having taken into account any representations made to him), at any time after this Condition has come into force, and where the Director does make such a determination he shall immediately notify the Licensee.

10. Where the Director has notified the Licensee of his determination in accordance with paragraph 9 that it is dominant in a specified market, the provisions of paragraphs 11 to 16 shall apply in respect of that market.

11. Where this paragraph applies the Licensee shall, prior to supplying or offering to supply electricity under a tariff or Designated Supply Contract on any new terms, give to the Director at least 28 days' notice in writing of its intention to supply on such terms.

12. For the purposes of this Condition, a tariff or Designated Supply Contract is on "new terms" if:

     (a) it is a form of tariff or Designated Supply Contract under which the Licensee has not previously supplied or offered to supply electricity;

     (b) it is a tariff or Designated Supply Contract in respect of which the Licensee is varying the terms as to price; or

     (c) it is a tariff or Designated Supply Contract in respect of which the Licensee is varying any other terms in such a manner as to significantly affect the evaluation of that tariff or contract.

13. Where the Licensee has given notice to the Director of its intention to supply on new terms it shall not supply or offer to supply electricity on such terms until either the period of notice given to the Director has expired and:

     (a) the Director has not given or sent to the Licensee a counter-notice (the "counter-notice") in accordance with paragraph 14; or

     (b) prior to the expiry of such period, the Director has informed the Licensee that he will not issue a counter-notice in respect of such terms.

14. The Director may issue a counter-notice where, having considered the new terms and having had regard to the likely effects of issuing such counter-notice (including, but not limited to, the likely effect upon the business of the Licensee), he determines that further consideration is required to assess whether such terms are in breach of the provisions of this Condition.

15. Where the Director issues a counter-notice in respect of any new terms the Licensee shall not supply or offer to supply electricity on such terms until either:

     (a)  a period of 3 months from the date of the counter-notice has expired;
          or

     (b) prior to the expiry of such period, the Director indicates to the Licensee that he has no present intention of taking enforcement action under Section 25 of the Act in respect of such terms.

16.  Where the Director issues a counter-notice he may:

     (a)  give or send a copy of that counter-notice to any Interested Person;

     (b) invite representations from Interested Persons as to the matters to which the counter-notice relates; and

     (c) require the Licensee, within a reasonable period determined by the Director, to provide him with such further information relating to the new terms as he may specify (save that he may not by virtue of this paragraph require the Licensee to furnish him with information for the purpose of exercising his functions under Section 48 of the Act), and the Director shall take into account any representations made to him by the Licensee in respect of such terms.

17. The Director may, at any time after notifying the Licensee of his determination in accordance with paragraph 9 that it is dominant in a specified market, determine that the Licensee is no longer dominant in that market, and where he does make such a determination:

     (a)  the Director shall immediately notify the Licensee; and

     (b) the provisions of paragraphs 11 to 16 shall cease to apply in respect of the specified market.

18. For the purposes of this Condition, any reference to the Licensee being dominant in a market for the supply of electricity shall be treated as a reference to the Licensee, taken together with its affiliates and related undertakings, being so dominant.

19.  In this Condition:

     "Interested Persons"          means all Electricity Suppliers which supply
                                   electricity within the market or area or to the class of customers in question, the Relevant Consumers' Committee and such other persons or bodies as in the opinion of the Director have a legitimate interest in the terms on which the Licensee supplies electricity.

     "terms" means all the terms on which a supply of electricity is offered or provided which significantly affect the evaluation of that supply, and shall include all terms as to price.

CONDITION 4B:  DURATION OF DISCRIMINATION CONDITIONS
----------------------------------------------------


1. Condition 4A shall cease to have effect (in whole or in part, as the case may be) if the Licensee makes a disapplication request in accordance with this Condition and:

     (a)  the Director agrees in writing to that request; or

     (b) the application of Condition 4A (in whole or in part) is terminated by notice given by the Licensee in accordance with paragraph 4 or 5 of this Condition.

2. A disapplication request pursuant to this Condition may be made by the Licensee only where the Director has notified it, in accordance with paragraph 9 of Condition 4A, of his determination that the Licensee is dominant in a specified market, and any such request shall:

     (a)  be made in writing to the Director;

     (b) specify whether the request relates to the whole of Condition 4A or any part or parts thereof; and

     (c) state the date (the "disapplication date") from which the Licensee wishes the specified provisions of Condition 4A to cease to have effect, which date shall be in accordance with paragraph 3 and not earlier than 12 months after the date on which the request is made.

3. Where the Licensee was notified by the Director prior to this Condition coming into force of his determination that the Licensee is dominant in a specified market, no disapplication request made by the Licensee shall be effective to disapply any of the provisions of Condition 4A prior to 31 March 2000.

4. If the Director has not by the date which is 6 months prior to the disapplication date made a reference to the Monopolies Commission (under
     Section 12 of the Act) relating to the modification of Condition 4A, the Licensee may give to the Director a notice in writing terminating the application of such of the provisions of Condition 4A as are specified in the disapplication request with effect from the disapplication date or from any later date specified in the notice.

5. If the Monopolies Commission reports on a reference made by the Director relating to the modification of Condition 4A and does not conclude that the disapplication of any of the provisions of that Condition (being provisions specified in the disapplication request) would or may be expected to operate against the public interest, the Licensee may within 30 days of the publication of the report under Section 13 of the Act give to the Director notice in writing terminating the application of such provisions with effect from the disapplication date or any later date specified in the notice.

CONDITION 5:   OBLIGATION ON ECONOMIC PURCHASING
------------------------------------------------


1. Subject to paragraph 6, the provisions of paragraph 2 shall apply separately in relation to purchases of electricity from the following sources:

     (a)  qualifying renewable generation;

     (b)  qualifying non-fossil generation; and

     (c)  generation from any source other than as referred to in sub-paragraphs
          (a) and (b) above.

2. In respect of each category referred to in paragraph 1 above, and subject to paragraph 4 below, the Licensee shall:

     (a)  itself purchase;

     (b)  procure any affiliate of the Licensee to purchase; and

     (c) insofar as it is able through the exercise of voting rights or otherwise to do so, procure any related undertaking of the Licensee or any defined undertaking to purchase electricity at the best effective price reasonably obtainable having regard to the sources available.

3. In determining the effective price at which electricity is purchased by the Licensee or any affiliate or related undertaking of the Licensee or any defined undertaking, regard shall be had to any payments made or received or to be made or received for the grant of or pursuant to any electricity purchase contract.

4. In the discharge of it obligations under paragraph 2 above, the Licensee may additionally have regard to any considerations liable to affect its ability and that of any affiliate of the Licensee to discharge its obligations under this Condition in the future, including the future security, reliability and diversity of sources of electricity available for purchase.

5. In this Condition (and subject to paragraph 6) references to qualifying renewable generation and to qualifying non-fossil generation shall refer to generation from capacity of that description which:

     (a) has been contracted by the Licensee or any defined undertaking under an arrangement certified by the Secretary of State under Section 32
          (7) of the Act which was entered into prior to the date this Licence enters force; or

     (b) is available to be contracted under arrangements to be produced to the Director in satisfaction of an obligation imposed on the Licensee by Order made under Section 32 of the Act after this Licence enters force.

6. Notwithstanding that generation may previously have been contracted as being qualifying renewable generation or qualifying non-fossil generation (as the case may be), it shall cease to be so treated to the extent that:

     (a) the Licensee (or any affiliate or related undertaking of the Licensee or any defined undertaking) enjoys contractual freedom to vary or discontinue its obligation to purchase such generation; and

     (b) capacity from which qualifying renewable or non-fossil generation (as the case may be) is otherwise contracted by the Licensee or any affiliate or related undertaking of the Licensee or any defined undertaking is equal to or exceeds the aggregate capacity specified in any Orders previously made under Section 32 of the Act and continuing in force, as being required to be available to the Licensee at that time or in respect of any future period covered by such Orders.

7.   Paragraphs 2, 3 and 4 of this Condition shall apply mutatis mutandis where
                                                         ----------------
     the Licensee exercises a discretion or (by agreement or otherwise) varies the terms of an existing contract (whether or not entered into prior to the date of entry into force of this Licence) in such a manner as to alter the effective price under such contract.

8.   In this Condition:

     "defined undertaking"    means Non-Fossil Purchasing Agency Limited or
                              other entity through which the Licensee enters into qualifying arrangements within the meaning of
                              Section 33 of the Act.

     "purchase"               includes the acquisition of electricity from
                              sources falling to be treated as own-generation for the purpose of Condition 6, and the purchase of electricity under electricity purchases contracts.

     "qualifying non-fossil   shall include generation from renewable sources
     generation"              which for the time being has not been contracted
                              as being qualifying renewable generation.

CONDITION 6:   RESTRICTION ON OWN-GENERATION CAPACITY
-----------------------------------------------------


1. The Licensee shall procure that, with effect from the transfer date, the Generation Business of the Licensee is held as a Separate Business by or through a wholly-owned subsidiary of the Licensee.

2. Save with the prior written consent of the Director or in the circumstances described in paragraph 3 below, the Licensee shall at all times ensure that the sum of the amount in megawatts (calculated as provided under paragraphs 4 and 5 below) represented by the declared net capacity of the Licensee's own-generation sets and the appropriate share of the declared net capacity of generation sets in which the Licensee has an accountable interest shall not exceed 800 megawatts.

3. Where the Licensee is in breach of paragraph 2 by reason of the acquisition of own- generation sets or an accountable interest in other generation sets in consequence of the occurrence of a specified event affecting the operator or any third party, the Licensee shall forthwith notify the Director for the purpose of obtaining such consent as is specified in paragraph 2.

4. For the purposes of calculating the limit under paragraph 2 and subject to paragraph 5, there shall be attributed to the Licensee:

     (a) the whole of the declared net capacity represented by own-generation sets; and

     (b) the appropriate share (namely the share representing the Licensee's economic interest therein) of the declared net capacity of generation sets in which it has an accountable interest, ascertained in such manner as the Licensee with the approval of the Director may determine.

5. Where the Director is satisfied that by virtue of the Licensee's economic interest (ascertained in such manner as the Director may determine) therein:

     (a) generation sets in which the Licensee has only an accountable interest should more properly be treated as own-generation sets; or

     (b) own-generation sets should more properly be treated as sets in which the Licensee only has an accountable interest; or

     (c) own-generation sets, or generation sets in which the Licensee has an accountable interest, should not be treated as falling in either category; or

     (d) generation sets not declared as sets in which the Licensee has an accountable interest, should be treated as generation sets in which the Licensee has an accountable interest;

     the Director may issue directions to that effect.

6. For the purposes of this Condition and subject to paragraphs 5 and 9, the Licensee shall have an accountable interest in a generation set in circumstances where (such generation set not being an own-generation set of the Licensee):

     (a) the operator is a related undertaking of the Licensee or any affiliate of the Licensee; or

     (b) the Licensee or any affiliate of the Licensee is in partnership with or is party to any arrangement for sharing profits or cost-savings or any joint venture with the operator or with any third party with regard to the operator; or

     (c) the Licensee or any affiliate of the Licensee has (directly or indirectly):

          (i)    any beneficial shareholding interest in the operator; or

          (ii)   any beneficial underlying interest in the generation set; or

          (iii) provided or agreed to provide finance to the operator otherwise than on arm's length terms; or

          (iv) provided or agreed to provide, or has determined or is responsible for determining the price (or other terms affecting the financial value) of, the fuel used in the generation sets;

                 and is entitled under a contract of not less than 5 years' duration:

                 (aa) to a share of the declared net capacity of the generation set; or

                 (bb) to a share of the declared net capacity of a generation set being the own-generation set of another Authorised Electricity Operator or in which such Authorised Electricity Operator has an accountable interest, under arrangements for the exchange of capacity entitlement or supplies of electricity representing such entitlement between the licensee or its affiliate and such Authorised Electricity Operator.

7. Paragraph 6 shall be applied in relation to the calculation of an accountable interest in generation sets of any other Authorised Electricity Operator as if the references therein to the Licensee were replaced by references to such Authorised Electricity Operator.

8. References in paragraph 6 to contracts giving entitlements to a share of declared net capacity shall include electricity sale or purchase contracts where rights under such contract are exercisable by reference to an identified generation set or to amounts generated at such set.

9. The Licensee shall not be deemed to have an accountable interest in a generation set where:

     (a) such generation set is owned and operated by the National Grid Company plc or a wholly-owned subsidiary thereof under a Licence granted pursuant to Section 6 of the Act; or

     (b) the Licensee's interest arises wholly under the terms of the Pooling and Settlement Agreement or (other than as provided in paragraph 8) under any electricity purchase or sale contract; or

     (c) the Licensee's interest arises solely by virtue of arrangements for the sharing with the operator of any generation set of the risks associated with changes in the price of fuel used by the generation set during the term of any such contract as is referred to in paragraph 6 or 8 above.

10. The Licensee shall, on each such occasion as it provides to the Director separate accounts for the Generation Business pursuant to paragraph 3(b)
     (i) of Condition 2 and at any other time upon request of the Director, provide to the Director a statement:

     (a) confirming compliance with paragraphs 1, 2 and 3 above as at the date of the statement and throughout the period since the last such statement; and

     (b) identifying (in such detail and with such supporting documents or information as the Director may require) the amount of capacity in megawatts represented by the declared net capacity of own-generation sets attributable to the licensee and the appropriate share of the Licensee in the declared net capacity of generation sets in which the Licensee has an accountable interest, as at the date of the statement.

11. Where the Director is satisfied that the basis of calculation used by the Licensee is not in conformity with paragraphs 4 and 5 above, the Director may issue directions specifying an alternative basis of calculation, and the basis of calculation by the Licensee shall be adjusted accordingly with effect from the date of issue of the directions or such other date as may be specified in the directions.

12.  In this Condition:

     "operator"                 means, in relation to any generation set, the
                                Authorised Electricity Operator or any person for the time being responsible (under contract or otherwise) for the generation or sale of electricity from such plant.

     "own-generation set"       means any generation set the majority beneficial
                                ownership of which is vested in the Licensee or an affiliate of the Licensee or in respect of which the Licensee or an affiliate of the Licensee is the operator and references to own-generation sets of another Authorised
                                Electricity Operator shall be construed as if the reference herein to the Licensee were replaced by reference to that Authorised
                                Electricity Operator.

     "specified                 event" means any such event as is described in
                                paragraph (1) (f) of Schedule 2 to this Licence but for this purpose as if references to the Licensee were replaced by references to the operator or third party in question.

     "underlying interest"      in relation to any generation set means any
                                interest arising by reason of the Licensee or affiliate or any related undertaking of the Licensee or affiliate (whether alone or with others):

                                (a) holding or being entitled to acquire an interest in the land on which the generation set, or any part thereof, is built;

                                (b) being in partnership with or party to any arrangement for sharing of profits or cost-savings or any joint venture with any person holding or entitled to acquire an interest in the land on which the generation set, or any part thereof, is built;

                                (c) owning any electrical plant situated on or operated as a unit with the generation set (and for such purpose, any electrical plant or equipment to the possession of which the Licensee, affiliate or related undertaking is entitled under any agreement for hire, hire purchase, conditional sale or loan shall be deemed to be owned by such person) provided always that such electrical plant shall not be deemed to be operated as a unit with any generation set by reason only of connections with any other system for the transmission or distribution of electricity; or

                                (d) having obtained any consent under Section 36 of the Act required for the construction or extension of the generation set or any part thereof.

CONDITION 7:   TARIFFS
----------------------


1. The Licensee shall ensure that any tariffs fixed under Section 18 of the Act shall be so framed as separately to identify:

     (a)  the use of system element in the Licensee's charges; and

     (b) the charges in respect of the supply of electricity to tariff customers.

2. Where the Director considers that by reason of the complexity of any such tariffs fixed by the Licensee, simplified explanatory statements are required or expedient for the understanding of tariff customers, the Director may direct the Licensee to draw up such explanatory statements and thereafter to publish them with the tariffs to which they relate.

CONDITION 7A:  ARRANGEMENTS FOR INFORMING CUSTOMERS ON REVOCATION OF LICENCE
----------------------------------------------------------------------------


1. The Licensee shall comply with a direction from the Director in the following terms where the Director:

     (a) is, or is aware that the Secretary of State is, about to revoke a Licence granted to another Electricity Supplier to supply electricity (in this Condition known as the "First Supplier"); and

     (b) considers that the Licensee is able to supply electricity to the customers of the First Supplier without significantly prejudicing the supplies of electricity which the Licensee makes or is contracted to make.


2. The Director shall only issue a direction in accordance with paragraph 1 when the Secretary of State or, as the case may be, the Director has served the First Supplier with a notice that he is revoking the First Supplier's Licence to supply electricity in accordance with the terms of the First Supplier's Licence, or such earlier date as the Director may agree with the First Supplier.

3. A direction issued in accordance with paragraph 1 shall require that the Licensee shall, within the period specified by the Director, send a written notice in a form approved by the Director to each of the persons or premises specified or described in the direction:

     (a) informing the customer in question that, notwithstanding any contract he may have with the First Supplier, the First Supplier is no longer supplying him with electricity and has not done so since the revocation took effect or, where the notice has been sent before the revocation has taken effect, will be no longer supplying him with electricity when it takes effect;

     (b) informing the customer that the customer must from the moment the revocation takes effect enter into a new contract for supply with another Electricity Supplier of the customer's choice, and that he is free to request a supply from the Licensee; and

     (c) setting out the terms upon which the Licensee is prepared to supply electricity if requested.

CONDITION 7B:  THE PROGRAMME IMPLEMENTATION AGREEMENT
-----------------------------------------------------


1. The Licensee shall, where the Director has given it a written direction to do so, enter into and comply with the Programme Implementation Agreement established in accordance with paragraph 4.

2. The Programme Implementation Agreement shall be concerned with matters relating to the effective implementation of trading and other arrangements between the Licensee and other Relevant Parties which, in the reasonable opinion of the Director following consultation with all Relevant Parties, are or are likely to be necessary and appropriate to provide for the effective and timely facilitation of competition in the supply of electricity.

3.   The Programme Implementation Agreement may include provisions relating to:

     (a) the operation and management of procedures for the testing, trialing and integration of those systems, processes and procedures required to facilitate competition in the supply of electricity;

     (b) the obligations of each of the Relevant Parties in respect of the procedures defined under sub-paragraph (a);

     (c) limitations of the liability of the Licensee and of such other persons as are specified in the Agreement in respect of actions taken in connection with the Agreement;

     (d) the provision of information as between Relevant Parties and to other persons specified in the Agreement;

     (e) the determination of the specification of systems, processes and procedures to be tested, trialed and integrated in accordance with the Agreement, except in those circumstances where the Director considers that any of the Relevant Parties has entered into another agreement which adequately provides for such specification to be otherwise determined;

     (f) the settling by the Director of disputes between Relevant Parties in relation to matters covered by the Agreement; and

     (g) the establishment of a board (the "Implementation Board"), comprising appropriate persons appointed by the Director following consultation with the Relevant Parties, which shall:


          i)   oversee the conduct of the Agreement;


          ii) advise the Director and the Relevant Parties of any matters upon which they may reasonably seek advice in relation to matters covered by the Agreement, including the operation and management of procedures established under the Agreement; and

          iii) undertake such other functions as in the reasonable opinion of the Director are necessary to provide for the effective and timely facilitation of competition in electricity supply.


4. The Programme Implementation Agreement shall be that established by agreement between the Relevant Parties with the approval of the Director or, where the Relevant Parties cannot agree (or where in the opinion of the Director such agreement is unlikely to be reached within a reasonable period) and where:


     (a) the Director has sent to each of the Relevant Parties a notice (the "proposals notice") setting out his own proposals in relation to the content of the Programme Implementation Agreement; and

     (b) following consideration of any comments received from any of the Relevant Parties within 21 days of the issue of the proposals notice, and having made such changes to his proposals as the Director considers appropriate, the Director has given to each of the Relevant Parties a notice setting out his final proposals (the "confirmation notice"), the Programme Implementation Agreement shall, unless within 7 days of the issue of the confirmation notice the parties have reached agreement with the approval of the Director as to an alternative, be established in accordance with the terms of the Director's confirmation notice.

5. With regard to the provisions of paragraphs 1 to 4, and following consultation with the Relevant Parties and with such other persons or bodies as appear to the Director to represent the interests of those likely to be affected, the Director may issue a direction that specified parts of the Relevant Conditions shall take effect at such time and in such cases or circumstances as he shall direct.

6. In issuing a direction in accordance with paragraph 5 the Director shall have regard to the need to provide for effective arrangements to facilitate competition in the supply of electricity to customers and for the effective maintenance of existing trading arrangements in respect of the supply of electricity.

7. This Condition shall cease to be in force on whichever is the latest of the following dates:

     (a)  30 September 1998;

     (b) the date which is 6 months after the latest date upon which any provision in accordance with paragraph 3 (but excluding sub-paragraph 3(c)) ceases to have effect; or

     (c) such other date as may be agreed between the Director and the Licensee.

8.   In this Condition:

     "Relevant Conditions"            means Conditions 7A, 7B, 8B, 11A to 11F,
                                      18 to 23C, 30 to 33 and the Contract Terms
                                      Conditions of this Licence.

     "Relevant Parties"           means the Licensee, other Authorised
                                  Electricity Operators, the Electricity Pool of
                                  England and Wales and Scottish Electricity
                                  Settlements Ltd.

CONDITION 8: BASIS OF CHARGES FOR TOP-UP AND STANDBY SUPPLIES OR SALES OF
-------------------------------------------------------------------------
ELECTRICITY, EXEMPT SUPPLY SERVICES, USE OF SYSTEM AND CONNECTION TO THE SYSTEM:
-------------------------------------------------------------------------------
REQUIREMENTS FOR TRANSPARENCY
-----------------------------

1. The Licensee shall as soon as practicable and in any event within 28 days after this Licence has come into force prepare statements in a form approved by the Director setting out the basis upon which the charges for the provision of top-up and standby supplies or sales of electricity and for exempt supply services (in each case, as part of the Supply or Second Tier Supply Business), for use of system and for connection to the Licensee's Distribution System (in each case, as part of the Distribution Business) will be made, in all cases in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services, and (without prejudice to the foregoing) including the information set out in paragraphs 2 to 5.

2. The statement referred to in paragraph 1 shall, in respect of the provision of top-up and standby supplies or sales of electricity, set out the methods by which and the principles on which the charges for the provision of each of top-up supplies or sales and standby supplies or sales will be made.

3. The statement referred to in paragraph 1 shall, in respect of the provision of exempt supply services, set out the methods by which and the principles on which charges for the provision of such services will be made.

4. The statement referred to in paragraph 1 shall in respect of use of system include:

     (a) a schedule of charges for the distribution of electricity under use of system;

     (b) a schedule of adjustment factors to be made in respect of distribution losses, in the form of additional supplies required to cover those distribution losses;

     (c) the methods by which and the principles on which the charges (if any) for availability of distribution capacity on the Licensee's Distribution System will be made; and

     (d) save to the extent that such matters are included in any statement prepared in accordance with Condition 11E:

          i) a schedule of charges in respect of meter reading, accounting and administrative services; and

          ii) a schedule of the charges (if any) which may be made for the provision and installation of any meters or electrical plant at entry or exit points, the provision and installation of which is ancillary to the grant of use of system, and for the maintenance of such meters or electrical plant.

5. The statement referred to in paragraph 1 shall in respect of connections to the Licensee's Distribution System include (save to the extent that such matters are included in any statement prepared in accordance with Condition
     11E):

     (a) a schedule listing those items (including the carrying out of works and the provision and installation of electric lines or electrical plant or meters) of significant cost liable to be required for the purpose of connection (at entry or exit points) to the Licensee's Distribution System for which connection charges may be made or levied and including (where practicable) indicative charges for each such item and (in other cases) an explanation of the methods by which and the principles on which such charges will be calculated;

     (b) the methods by which and the principles on which any charges will be made in respect of extension or reinforcement of the Licensee's Distribution System rendered (in the Licensee's discretion) necessary or appropriate by virtue of providing connection to or use of system to any person seeking connection;

     (c) the methods by which and the principles on which connection charges will be made in circumstances where the electric lines or electrical plant to be installed are (at the Licensee's discretion) of greater size or capacity than that required for use of system by the person seeking connection;

     (d) the methods by which ad the principles on which any charges (including any capitalised charge) will be made for maintenance, repair, and replacement required o electric lines, electrical plant or meters provided and installed for making a connection to the Licensee's Distribution System;

     (e) the methods by which and principles on which any charges will be made for the provision of special metering or telemetry or data processing equipment by the Licensee for the purposes of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the Licensee of any service in relation thereto; and

     (f) the methods by which and principles on which any charges will be made for disconnection from the Licensee's Distribution System and the removal of electrical plant, electric lines and ancillary meters following disconnection.

6. The basis on which charges for the provision of top-up and standby supplies or sales of electricity shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

7. The basis on which charges for the provision of exempt supply services shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

8. Use of system charges for those items referred to in paragraph 4 shall be determined on the same basis as is applied by the Licensee when determining the use of system element of tariffs fixed pursuant to Section 18 of the Act and Condition 7.

9. Connection charges for those items referred to in paragraph 5 shall be set at a level which will enable the Licensee to recover:

     (a) the appropriate proportion of the costs directly or indirectly incurred in carrying out any works, the extension or reinforcement of the Licensee's Distribution System or the provision and installation, maintenance, repair, and replacement or (as the case may be) removal following disconnection of any electric lines, electrical plant or meters; and

     (b)  a reasonable rate of return on the capital represented by such costs.

10. If so requested and subject to paragraphs 11 and 16, the Licensee shall, as soon as practicable and in any event within 28 days (or where the Director so approves such longer period as the Licensee may reasonably require having regard to the nature and complexity of the request) after the date referred to in paragraph 17 give or send to any person making such request a statement showing present and future circuit capacity, forecast power flows and loading on the part or parts of the Licensee's Distribution System specified in the request and fault levels for each distribution node covered by the request and containing:

     (a) such further information as shall be reasonably necessary to enable such person to identify and evaluate the opportunities available when connecting to and making use of the part or parts of the Licensee's Distribution System specified in the request; and

     (b) if so requested, a commentary prepared by the Licensee indicating the Licensee's views as to the suitability of the part or parts of the Licensee's Distribution System specified in the request for new connections and the distribution of further quantities of electricity.

11. The Licensee shall include in every statement given or sent under paragraph 10 the information required by that paragraph except that the Licensee may:

     (a) with the prior consent of the Director omit from any such statement any details as to circuit capacity, power flows, loading or other information, disclosure of which would, in the view of the Director, seriously and prejudicially affect the commercial interests of the Licensee or any third party; and

     (b) omit information the disclosure of which would place the Licensee in breach of Condition 12.

12. The Licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraph 1 and shall, at least once in every year this Licence is in force, make any necessary revisions to such statements in order that the information set out in the statements shall continue to be accurate in all material respects.

13. The Licensee shall send a copy of the statements prepared in accordance with paragraph 1, and of each revision of such statements in accordance with paragraph 12, to the Director.

14. The Licensee shall give or send a copy of the statements prepared in accordance with paragraph 1, or (as the case may be) of the latest revision of such statements in accordance with paragraph 12, to any person who requests a copy of such statement or statements.

15. The Licensee may make a charge for any statement given or sent pursuant to paragraph 14 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the Licensee's reasonable costs of providing such a statement.

16. The Licensee may within 10 days after receipt of the request provide an estimate of its reasonable costs in the preparation of any statement referred to in paragraph 10, and its obligation to provide such statement shall be conditional on the person requesting such statement agreeing to pay the amount estimated or such other amount as the Director may, upon application of the Licensee or the person requesting such statement, direct.

17. For the purposes of paragraph 10, the date referred to shall be the latest of:

     (a)  the date of receipt of the request referred to in paragraph 10; or

     (b) the date on which the Licensee receives agreement from the person making the request to pay the amount estimated or such other amount as is determined by the Director (as the case may be) under paragraph 16.

18. The Licensee shall, not less than 5 months prior to the date on which it proposes to amend its use of system charges in respect of any agreement for use of system, send to the Director a notice setting out the Licensee's proposals in relation to such amendment together with an explanation of the proposed amendment (including a statement of any assumptions on which such proposals are based), and the Licensee shall send a copy of such notice to any person who has entered into an agreement for use of system under Condition 8B.

19. Except with the prior consent of the Director, the Licensee shall not amend its use of system charges in respect of any agreement for use of system save to the extent that it has given prior notice of the amendment in accordance with paragraph 18 and such amendment reflects the proposals made in the notice (subject only to revisions consequent upon material changes in the matters which were expressed, in the statement which accompanied the notice, to be assumptions on which the proposals were based).

CONDITION 8A: NON-DISCRIMINATION IN THE PROVISION OF TOP-UP OR STANDBY SUPPLIES
-------------------------------------------------------------------------------
OR SALES OF ELECTRICITY, EXEMPT SUPPLY SERVICES, USE OF SYSTEM AND CONNECTION TO
-------------------------------------------------------------------------------
THE SYSTEM
----------

1. It the provision of top-up or standby supplies or sales of electricity, in the carrying out of works for the purpose of connection to the Licensee's Distribution System or in providing for the retention of a connection to its Distribution System, the Licensee shall not discriminate:

     (a)  between any persons or class or classes of persons; or

     (b) as between the Licensee (in the provision of connections by the Licensee as part of its Distribution Business to itself for the purpose of its Supply or Second Tier Supply Business) and any person or class or classes of persons.

2.   In the provision of use of system the Licensee shall not discriminate:

     (a) between any Authorised Electricity Operators or class or classes thereof; or

     (b) as between the Licensee (in the provision of use of system by the Licensee as part of its Distribution Business to itself for the purpose of its Supply or Second Tier Supply Business) and any Authorised Electricity Operator or class or classes thereof.

3. In the provision of exempt supply services the Licensee shall not discriminate between any Exempt Suppliers or class or classes thereof.

4.   Without prejudice to paragraphs 1 to 3, the Licensee shall not:

     (a) make charges for the provision of top-up or standby supplies or sales of electricity to any person or class or classes of persons;

     (b) make charges for use of system to any Authorised Electricity Operator or class or classes thereof, or

     (c) make charges for exempt supply services to any Exempt Supplier or class or classes thereof which differ from the charges for such provision:

          i) (in the case of top-up or standby supplies or sales of electricity) to any other person or class or classes of person;


          ii)  (in the case of use of system):


               (aa) to any other Authorised Electricity Operator or to any class or classes thereof; or


               (bb) to the Licensee (in the provision of use of system by the
                    Licensee as part of its Distribution Business to itself for the purposes of the Supply Business or the Second Tier Supply Business); or

          iii) (in the case of exempt supply services) to any other Exempt Supplier or class or classes thereof except in so far as such differences reasonably reflect differences in the costs associated with such provision.

5. The Licensee shall not in setting its charges for provision of top-up or standby supplies or sales of electricity, for exempt supply services or for use of system restrict, distort or prevent competition in the generation, distribution or supply of electricity.

CONDITION 8B:    REQUIREMENT TO OFFER TERMS
-------------------------------------------


1. On application made by any Authorised Electricity Operator the Licensee shall (subject to paragraph 7) offer to enter into an agreement for use of system:


     (a) to accept into the Licensee's Distribution System at such entry point or points and in such quantities as may be specified in the application, electricity to be provided by or on behalf of such Authorised Electricity Operator; and/or

     (b) to distribute such quantities of electricity as are referred to in sub-paragraph (a) (less any distribution losses) at such exit point or points on the Licensee's Distribution System and to such person or persons as the Authorised Electricity Operator may specify; and

     (c) specifying the use of system charges to be paid by the Authorised Electricity Operator, such charges (unless manifestly inappropriate) to be referable to the statement referred to at paragraphs 1 and 4 of Condition 8 or any revision thereof, and to be in conformity with the requirements of paragraph 8 of Condition 8;

     (d) containing (where appropriate) the provisions referred to in paragraph 2 of Condition 21;

     (e) including terms requiring and entitling the Authorised Electricity Operator to act (where appropriate) as agent of the Licensee in order to procure an agreement on the Standard Terms of Connection between the Licensee and each customer of the Authorised Electricity Operator at premises which are to be supplied with electricity through an established connection;

     (f) where the applicant is an Exempt Supplier, requiring such Exempt Supplier either to enter into an agreement with the Licensee for exempt supply services or to enter into an equivalent agreement with another Electricity Supplier; and

     (g) containing such further terms as are or may be appropriate for the purposes of the agreement.

2.   On application made by any person, the Licensee shall (subject to paragraph
     7) offer to enter into an agreement for the provision of a connection or for the modification of an existing connection to the Licensee's Distribution System and such offer shall make detailed provision regarding:

     (a) the carrying out of works (if any) required to connect the Licensee's Distribution System to any other system for the transmission or distribution of electricity, and for the obtaining of any consents necessary for such purpose;

     (b) the carrying out of works (if any) in connection with the extension or reinforcement of the Licensee's Distribution System rendered (in the Licensee's discretion) appropriate or necessary by reason of making the connection or modification to an existing connection and for the obtaining of any consents necessary for such purpose;

     (c) (save to the extent that such matters are included in any agreement offered in accordance with Condition 11C) the installation of appropriate meters (if any) required to enable the Licensee to measure electricity being accepted into the Licensee's Distribution System at the specified entry point or points or leaving such system at the specified exit point or points;

     (d) the installation of such switchgear or other apparatus (if any) as may be required for the interruption of supply where the person seeking connection or modification of an existing connection does not require the provision by the Licensee of top-up or standby supplies or sales of electricity;

     (e) (save to the extent that such matters are included in any agreement offered in accordance with Condition 11C) the installation of special metering, telemetry or data processing (if any) for the purpose of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect to metering or the performance by the Licensee of any service in relation to such metering thereunder;

     (f) the date by which any works required to permit access to the Licensee's

          Distribution System (including for this purpose any works to reinforce or extend the Licensee's Distribution System) shall be completed (time being of the essence unless otherwise agreed by the person seeking connection);

     (g) the connection charges to be paid to the Licensee, such charges (unless manifestly inappropriate):

          i) to be presented in such a way as to be referable to the statement referred to in paragraphs 1 and 5 of Condition 8 or any revision thereof; and

          ii) to be set in conformity with the requirements of paragraph 9 of Condition 8 and (where relevant) of paragraph 5 of this Condition; and

     (h) containing such further terms as are or may be appropriate for the purpose of the agreement.

3.   On application made by any person the Licensee shall (subject to paragraph
     7) offer to enter into an agreement to provide top-up or standby supplies or sales of electricity, such offer to make provision for the charges to be made in respect of top-up or standby supplies or sales of electricity, which shall:

     (a) be presented in such a way as to be referable to the statement referred to at paragraphs 1 and 2 of Condition 8 or any revision thereof; and

     (b)  be set in conformity with the requirements of paragraph 6 of Condition
          8.

4. On application made by any Exempt Supplier the Licensee shall (subject to paragraph 7) offer to enter into an agreement for exempt supply services within its authorised area and such offer shall make detailed provision regarding:

     (a) the making, maintenance and termination by the Licensee of registrations under and in accordance with the Master Registration Agreement in relation to premises to which the Exempt Supplier supplies or is required to supply electricity;

     (b) the exchange between the Licensee and Exempt Supplier of such information as is required for the performance of the Licensee's obligations in accordance with sub-paragraph (a);

     (c) the appointment by the Exempt Supplier of an appropriate provider of meter operation, data retrieval, data processing and data aggregation services in relation to premises to which it supplies electricity;

     (d) the apportionment and settlement by the Licensee of charges incurred by it by virtue of registrations under the Master Registration Agreement which are made, maintained and terminated in accordance with sub-paragraph (a);

     (e) the payment by the Exempt Supplier of charges for exempt supply services, such charges (unless manifestly inappropriate) to be referable to the statement referred to at paragraphs 1 and 3 of Condition 8 or any revision thereof and to be in conformity with the requirements of paragraph 7 of Condition 8;

     (f) the reimbursement by the Exempt Supplier (by way of indemnity) of all charges incurred by the Licensee by virtue of registrations made and maintained in accordance with sub-paragraph (a);

     (g) the provision by the Exempt Supplier to the Licensee of reasonable security or collateral for the performance of its obligations under the agreement;

     (h) the varying of the agreement, including the making of amendments necessary to give effect to any determination made by the Director in respect of the agreement; and

     (i) such further matters as are or may be appropriate for the purposes of the agreement.

5. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works under an agreement for making a connection or modification to an existing connection, the Licensee shall have regard to:

     (a) the benefit (if any) to be obtained or likely in the future to be obtained by the Licensee or any other person as a result of the carrying out of such works whether by reason of the reinforcement or extension of the Licensee's Distribution System or the provision of additional entry or exit points on such system or otherwise;

     (b) the ability or likely future ability of the Licensee to recoup a proportion of such costs from third parties; and

     (c)  the principles that:

          (i) no charge will normally be made for reinforcement of the existing Distribution System if the new or increased load requirement does not exceed 25 per cent of the existing effective capacity at the relevant points on the system; and

          (ii) charges will not generally take into account system reinforcement carried out at more than one voltage level above the voltage of connection.

6. The Licensee shall offer terms for agreements in accordance with paragraphs 1 to 4 as soon as practicable and (save where the Director consents to a longer period) in any event not more than the period specified in paragraph 8 after receipt by the Licensee (or its agent) from:

     (a)  in the case of paragraph 1, an Authorised Electricity Operator;

     (b)  in the case of paragraphs 2 and 3, any person; and

     (c) in the case of paragraph 4, an Exempt Supplier of all such information as the Licensee may reasonably require for the purpose of formulating the terms of the offer.

7. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement if:

     (a)  to do so would be likely to involve the Licensee being:

          i)   in breach of its duties under section 9 of the Act;

          ii) in breach of the Electricity Supply Regulations 1988 or of any regulations made under section 29 of the Act or of any other enactment relating to safety or standards applicable in respect to the Distribution Business;

          iii) in breach of the Grid Code or the Distribution Code; or

          iv)  in breach of the Conditions;

     (b) the person making the application does not undertake to be bound, in so far as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force;

     (c) in the case of a person making application for use of system under paragraph 1, such person ceases to be an Authorised Electricity Operator; or

     (d) in the case of a person making application for exempt supply services under paragraph 4, such person ceases to be an Exempt Supplier.

8.   For the purpose of paragraph 6, the period specified shall be:

     (a) in the case of persons seeking use of system, exempt supply services or top-up or standby supplies or sales of electricity only, 28 days;

     (b) in the case of persons seeking connection or a modification to an existing connection, 3 months; and

     (c) in the case of persons seeking use of system or top-up or standby supplies or sales of electricity in conjunction with connection, 3 months.

9. The Licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the Licensee as may be reasonably required by such person for the purpose of completing paragraph 8 of Part 1 and paragraphs 2(v) and (vi) of Part 2 of Schedule 2 to The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to sections 6(3), 60 and 64(1) of the Act.

CONDITION 8C:   REQUIREMENT TO OFFER STANDARD TERMS OF CONNECTION
-----------------------------------------------------------------


1. The Licensee shall, within 28 days after this Condition has come into force, prepare and submit to the Director for his approval the standard terms of an agreement (the "Standard Terms of Connection") to provide, as between the Licensee and any customer, for the retention of an established connection at premises which are to be supplied with electricity through such a connection.

2. The Licensee may, subject to the approval of the Director, prepare different Standard Terms of Connection for different cases or classes of customer or premises, clearly identifying the criteria used to distinguish between such cases or classes.

3. The Licensee shall from time or time, and whenever requested to do so by the Director, review the Standard Terms of Connection with a view to determining whether any revision should be made to such terms, and in the course of the review the Licensee shall consult with the Relevant Consumers' Committee, all other public electricity suppliers and all Second Tier Suppliers which supply electricity within the authorised area.

4. At the conclusion of any review in accordance with paragraph 3 the Licensee shall submit to the Director:

     (a) a proposal for the revision of the Standard Terms of Connection (or, where the Licensee considers it appropriate in all the circumstances, a proposal that no revision should be made to the Standard Terms of Connection); and

     (b) the reasons for its proposal, together with a summary of responses received from such parties as were consulted by the Licensee.

5. A proposal made by the Licensee in accordance with paragraph 4 shall require to be approved by the Director and, following such approval in writing, the Licensee shall accordingly revise (or, as the case may be, shall make no revision to) the Standard Terms of Connection.

6. The Licensee shall, in such manner as will in the opinion of the Licensee secure adequate publicity therefor:

     (a) publish, no later than 31 December 1997, the Standard Terms of Connection approved by the Director in accordance with paragraph 1; and

     (b) publish, within 21 days after receiving the approval of the Director, any revision to the Standard Terms of Connection in accordance with paragraph 5.

7.   The Licensee shall not:

     (a) subject to paragraph 8, enter into a contract with a customer for the supply of electricity to premises which are to be supplied through an established connection without at the same time (in respect of such premises) entering into an agreement with the customer on the Standard Terms of Connection; or

     (b) do anything to prevent the conclusion of an agreement on the Standard Terms of Connection between itself and a customer of any Authorised Electricity Operator which is acting as agent for the Licensee in accordance with an agreement for use of system.

8. The Licensee may at any time agree with any person (by way of variation to the Standard Terms of Connection) terms for the retention of a particular established connection which differ from the Standard Terms of Connection where such different terms are appropriate in all the circumstances.

CONDITION 8D:   FUNCTIONS OF THE DIRECTOR
-----------------------------------------


1. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under Condition 8B or 8C, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

     (a)  that such person should pay to the Licensee:

           i) in the case of the provision of top-up or standby supplies or sales of electricity, such sum as is determined in accordance with paragraph 6 of Condition 8;

          ii) in the case of exempt supply services, such sum as is determined in accordance with paragraph 7 of Condition 8;

          iii) in the case of provision of use of system, the use of system charges determined in accordance with paragraph 8 of Condition 8; and

          iv) in the case of provision of a connection or a modification to an existing connection to the system, the whole or an appropriate proportion (as determined in accordance with paragraph 5 of Condition 8B) of the costs referred to in sub-paragraph 9(a) of Condition 8, together with a reasonable rate of return on the capital represented by such costs;

     (b) that the performance by the Licensee of its obligations under the agreement should not cause it to be in breach of those provisions referred to at sub-paragraph 7(a) of Condition 8B;

     (c) that any methods by which the Licensee's Distribution System is connected to any other system for the transmission or distribution of electricity accord (in so far as applicable to the Licensee) with the Distribution Code and with the Grid Code;

         (d) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into by the Licensee pursuant to an application under Condition 8B or 8C should be, so far as circumstances allow, in as similar a form as is practicable; and

         (e) in the case of exempt supply services, that the agreement for the provision of exempt supply services should make provision for all the matters set out at paragraph 5 of Condition 8B.

2. In so far as any person entitled or claiming to be entitled to an offer under Condition 8B or 8C wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If either party to such agreement proposes to vary the contractual terms of any agreement for exempt supply services, for the provision of a connection or for the modification of an existing connection to the Licensee's Distribution System, for the retention of an established connection to such Distribution System or for use of system entered into pursuant to Condition 8B or 8C or under this Condition in any manner provided for under such agreement, the Director may, at the request of that party, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

CONDITION 9:     DISTRIBUTION SYSTEM PLANNING STANDARD AND QUALITY OF SERVICE
-----------------------------------------------------------------------------

1. The Licensee shall plan and develop the Licensee's Distribution System in accordance with a standard not less than that set out in Engineering Recommendation P.2/5 (October 1978 revision) of the Electricity Council Chief Engineers' Conference in so far as applicable to it or such other standard of planning as the Licensee may, following consultation (where appropriate) with the Transmission Company and any other Authorised Electricity Operator liable to be materially affected thereby and with the approval of the Director, adopt from time to time.

2. The Licensee shall within 3 months after this Licence enters into force draw up and submit to the Director for his approval a statement setting out criteria by which the quality of performance of the Licensee in maintaining distribution system security and availability and quality of service may be measured.

3. The Licensee shall within 2 months after the end of each financial year submit to the Director a report providing details of the performance of the Licensee during the previous financial year against the criteria referred to in paragraph 2.

4. The Director may (following consultation with the Licensee and, where appropriate, with the Transmission Company and any other Authorised Electricity Operator liable to be materially affected thereby) issue directions relieving the Licensee of its obligation under paragraph 1 in respect of such parts of the Licensee's Distribution System and to such extent as may be specified in the directions.

CONDITION 9A:     SECURITY AND SAFETY OF SUPPLIES
-------------------------------------------------

1. The Licensee shall establish and operate an enquiry service for use by any person for the purposes of receiving reports and offering information, guidance or advice about any matter or incident that:

         (a) causes danger or requires urgent attention, or is likely to cause danger or require urgent attention, in relation to the supply or distribution of electricity in the Licensee's authorised area; or

         (b) affects or is likely to affect the maintenance of the security, availability and quality of service of the Licensee's Distribution System.

2. The service established by the Licensee in accordance with paragraph 1 shall:

         (a) be provided without charge by the Licensee to the user at the point of use;

         (b) ensure that all reports and enquiries are processed in a prompt and efficient manner whether made by telephone, in writing or in person;

         (c) be available to receive and process telephone reports and enquiries at all times on every day of each year; and

         (d)      be operational no later than 31 March 1998.

3. In the establishment and operation of the enquiry service in accordance with paragraph 1 the Licensee shall not discriminate:

         (a)      between any persons or class or classes thereof; or

         (b) between the Licensee (in the provision of such services by the Licensee as part of its Distribution Business to itself for the purpose of its Supply Business) and any private electricity supplier or any customer thereof.

4. In the establishment and operation of the enquiry service in accordance with paragraph 1 the Licensee shall not restrict, distort or prevent competition in the supply of electricity.

5. The Licensee shall by 1 January 1998 prepare and submit to the Director for his approval a statement setting out details of the service to be provided in accordance with paragraph 1, and the Licensee shall, following the Director's approval, give or send a copy of such statement to any person requesting it.

6. The Licensee shall give to the Director notice of any amendments it proposes to make to the statement prepared under paragraph 5, and shall not make such amendments until either:

         (a)      a period of one month from the date of the notice has expired;
                  or

         (b) prior to the expiry of such period, the Licensee has obtained the written approval of the Director to the amendments.

7. The Licensee shall make arrangements to keep each of its customers informed of a postal address and telephone number at which the service established in accordance with paragraph 1 may be contacted.

8. The Licensee may discharge the duty imposed by paragraph 7 by providing the requisite information to each of its customers:

         (a) on the occasion of the customer first commencing to take a supply from the Licensee; and

         (b)      either:

                  (i) where bills or statements in respect of charges for the supply of electricity are rendered to the customer, on a quarterly basis (it being sufficient that the information is included on or with any bill or statement); or

                  (ii) where no bills or statements in respect of charges for the supply of electricity are rendered to the customer, on an annual basis and by publishing such information in such manner as will in the opinion of the Licensee secure adequate publicity for it.

9. The Licensee shall take steps to inform each of its customers, and each Authorised Electricity Operator which uses the service, of any change to the address or telephone number of the service established in accordance with paragraph 1 as soon as is practicable prior to such change becoming effective.

CONDITION 9B:     PROCEDURES FOR THE DETECTION AND PREVENTION OF THEFT, DAMAGE
------------------------------------------------------------------------------
AND METER INTERFERENCE
----------------------

1. The Licensee shall (and shall ensure that its agents) take all reasonable steps to detect and prevent:

         (a)      the theft of electricity at premises which are supplied by it;

         (b) damage to any electrical plant, electric line or electricity meter through which such premises are supplied; and

         (c) interference with any electricity meter through which such premises are supplied.

2. Where a person other than the Licensee is the owner of any electrical plant, electric lines or meter the Licensee shall, as soon as is reasonably practicable, inform that person of any incident where it has reason to believe:

         (a) there has been damage to such electrical plant, electric line or meter; or

         (b) there has been interference with the meter to alter its register or prevent it from duly registering the quantity of electricity supplied.

3. Where a person other than the Licensee is the supplier of electricity to premises within the authorised area the Licensee shall, as soon as is reasonably practicable, inform that person of any incident where it has reason to believe:

         (a) there has been damage to any electrical plant, electric line or meter through which such premises are supplied with electricity; or

         (b) there has been interference with the meter through which such premises are supplied to alter its register or prevent it from duly registering the quantity of electricity supplied.

CONDITION 9C:     PROVISIONS RELATING TO THE CONNECTION OF METERING EQUIPMENT
-----------------------------------------------------------------------------

1. On application made by any person the Licensee shall, subject to paragraph 5, offer to enter into an agreement authorising that person to connect metering equipment to the Licensee's Distribution System.

2. In making an offer to enter into an agreement specified in paragraph 1, the Licensee shall set out:

         (a) the date from which the applicant is authorised to undertake connections;

         (b) the procedures to be adopted by the applicant when making connections, with particular regard to those relating to safety; and

         (c) such other detailed terms as are or may be appropriate for the purposes of the agreement.

3. The Licensee shall offer terms for agreements in accordance with paragraph 1 as soon as practicable and (save where the Director consents to a longer period) in any event not more than 28 days after receipt by the Licensee from any person of an application containing all such information as the Licensee may reasonably require for the purpose of formulating the terms of the offer

4. In the offering of the terms in accordance with paragraph 1, the Licensee shall not show undue preference to or exercise undue discrimination against any person or class of persons.

5. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement:

         (a) (in respect of non-half hourly metering equipment) which comes into effect prior to 1 April 2000; or

         (b) where to do so would be likely to cause the Licensee to be in breach of those provisions referred to at sub-paragraph 7(a) of Condition 8B.

6. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under this Condition, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable.

7. In so far as any person entitled or claiming to be entitled to an offer under this Condition wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

8. If the Licensee or other party to such agreement proposes to vary the terms of any agreement entered into pursuant to this Condition in any manner provided for under such agreement, the Director may, at the request of the Licensee or other party to such agreement, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

CONDITION 9D:     AGREEMENTS FOR THE PROVISION OF METERS
--------------------------------------------------------

1. The Licensee shall not, in the course of its Supply Business, enter into an agreement with any person for the provision of an electricity meter at any premises (whatever the nature of that agreement) which is intended or is likely to restrict, distort or prevent competition in the supply of electricity.

CONDITION 10:     GENERATION SECURITY STANDARD
----------------------------------------------

1. The Licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph 1 shall be discharged either by the Licensee's complying with the provisions of paragraph 3 below or by the making by the Licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

3.       The Licensee may discharge the duty imposed by paragraph 1 by:

         (a) for so long as the relevant condition is met, purchasing as a pool member under the terms of the Pooling and Settlement Agreement quantities of electricity which are at all times sufficient to meet the demands of all qualifying customers of the Licensee; and

         (b) for so long as the relevant condition is met, and save by reason of planned maintenance undertaken on the Licensee's Distribution System or in circumstances of force majeure affecting either the Licensee's Distribution System or the quantities of electricity delivered into that system, not:

                  (i)      making voltage reductions outside statutory limits;
                           or

                  (ii) interrupting or reducing supplies to any qualifying customer otherwise than as instructed pursuant to the Grid Code by the Transmission Company or in accordance with the Distribution Code.

4. The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The Licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the Licensee under the Electricity Supply Regulations 1988.

7.       In this Condition:

         "ceiling price"            means such price as would be equal to the
                                    Pool Selling Price in circumstances where the corresponding Pool Purchase Price was an amount equal to the Value of Lost Load.

         "generation security       means such standard of generation security
          standard"                 as will ensure that:

                                    (a)     the supply of electricity to
                                            qualifying customers will not be
                                            discontinued in more than 9 years in
                                            any 100 years; and

                                    (b)     the voltage or frequency of
                                            electricity supplied to qualifying
                                            customers will not be reduced below
                                            usual operational limits in more
                                            than 30 years in any 100 years by
                                            reason of insufficiency of
                                            electricity generation available for
                                            the purposes of supply by the
                                            Licensee to its qualifying customers
                                            at times of annual system peak
                                            demand.

         "Pool Purchase Price"      shall each have the meaning from time to
          and "Pool Selling         time ascribed to them in Schedule 9 to the
          Price"                    Pooling and Settlement Agreement.

         "qualifying customer"      means any purchaser from the Licensee
                                    entitled and requiring at any time to be supplied by the Licensee at premises within the authorised area of the Licensee but shall exclude:

                                    (a)     a contract purchaser under an
                                            interruptible contract or a contract
                                            containing load management terms to
                                            the extent that supplies to that
                                            purchaser may be interrupted or
                                            reduced in accordance with the terms
                                            of that contract; and

                                    (b)     a tariff customer on special tariffs
                                            which restrict supplies to
                                            particular time periods to the
                                            extent that supplies to that
                                            customer may be interrupted or
                                            reduced in accordance with such
                                            tariff.

         "Value of Lost Load"       means in respect of the first financial
                                    year, the sum of (pound)2 per kWh and, in respect of each succeeding financial year, the sum which corresponds to (pound)2 per kWh as adjusted to reflect the percentage change in the Retail Price Index between the index published or determined in respect to the December prior to the start of that financial year and the index published or determined for December 1989.

CONDITION 11:     DISTRIBUTION CODE
-----------------------------------

1. The Licensee shall in consultation with Authorised Electricity Operators liable to be materially affected thereby prepare and at all times have in force and shall implement and (subject to paragraph 10 of this Condition) comply with a Distribution Code:

         (a) covering all material technical aspects relating to connections to and the operation and use of the Licensee's Distribution System or (insofar as relevant to the operation and use of the Licensee's Distribution System) the operation of electric lines and electrical plant connected to the Licensee's Distribution System or the distribution system of any Authorised Electricity Operator and (without prejudice to the foregoing) making express provision as to the matters referred to in paragraph 5 below; and

         (b)      which is designed so as:

                  (i) to permit the development, maintenance and operation of an efficient, co-ordinated and economical system for the distribution of electricity; and

                  (ii) to facilitate competition in the generation and supply of electricity.

2. The Distribution Code in force at the date this Licence enters force shall be sent to the Director for his approval. Thereafter the Licensee shall (in consultation with Authorised Electricity Operators liable to be materially affected thereby) periodically review (including upon the request of the Director) the Distribution Code and its implementation. Following any such review, the Licensee shall send to the Director:

         (a)      a report on the outcome of such review; and

         (b) any proposed revisions to the Distribution Code from time to time as the Licensee (having regard to the outcome of such review) reasonably thinks fit for the achievement of the objectives referred to in sub-paragraph (b) of paragraph 1; and

         (c) any written representations or objections from Authorised Electricity Operators (including any proposals by such operators for revisions to the Distribution Code not accepted by the Licensee in the course of the review) arising during the consultation process and subsequently maintained.

3. Revisions to the Distribution Code proposed by the Licensee and sent to the Director pursuant to paragraph 2 shall require to be approved by the Director.

4. Having regard to any written representations or objections referred to in sub-paragraph (c) of paragraph 2, and following such further consultation (if any) as the Director may consider appropriate, the Director may issue directions requiring the Licensee to revise the Distribution Code in such manner as may be specified in the directions and the Licensee shall forthwith comply with any such directions.

5.       The Distribution Code shall include:

         (a)      a distribution planning and connection code containing:

                  (i) connection conditions specifying the technical, design and operational criteria to be complied with by any person connected or seeking connection with the Licensee's Distribution System; and

                  (ii) planning conditions specifying the technical and design criteria and procedures to be applied by the Licensee in the planning and development of the Licensee's Distribution System and to be taken into account by persons connected or seeking connection with the Licensee's Distribution System in the planning and development of their own plant and systems; and

         (b) a distribution operating code specifying the conditions under which the Licensee shall operate the Licensee's Distribution System and under which persons shall operate their plant and/or distribution systems in relation to the Licensee's Distribution System, insofar as necessary to protect the security and quality of supply and safe operation of the Licensee's Distribution System under both normal and abnormal operating conditions.

6. The Licensee shall give or send a copy of the Distribution Code (as from time to time revised) to the Director.

7. The Licensee shall (subject to paragraph 8) give or send a copy of the Distribution Code (as from time to time revised) to any person requesting the same.

8. The Licensee may make a charge for any copy of the Distribution Code (as from time to time revised) given or sent pursuant to paragraph 7 of an amount which will not exceed any amount specified for the time being for the purposes of this Condition in directions issued by the Director.

9. In preparing, implementing and complying with the Distribution Code (including in respect of the scheduling of maintenance of the Licensee's Distribution System), the Licensee shall not unduly discriminate against or unduly prefer:

         (a)      any one or any group of persons; or

         (b) the Licensee in the conduct of any business other than the Distribution Business in favour of or as against any one other or any other group of persons.

10. The Director may (following consultation with the Licensee) issue directions relieving the Licensee of its obligations under the Distribution Code in respect of such parts of the Licensee's Distribution System and to such extent as may be specified in the directions.

11. Compliance with this Condition shall not require the Licensee to impose any contractual obligation on tariff customers to comply with the Distribution Code (as from time to time revised).

CONDITION 11A:     THE METERING POINT ADMINISTRATION SERVICE AND THE MASTER
---------------------------------------------------------------------------
REGISTRATION AGREEMENT
----------------------

1. The Licensee shall establish, and shall subsequently operate and maintain, a service to be known as the Metering Point Administration Service.

2. The Metering Point Administration Service shall, within the authorised area, fulfil the following functions:

         (a) the maintenance of such a register of technical and other data as is necessary to facilitate supply by any Electricity Supplier or Exempt Supplier to all premises within the authorised area and to meet the reasonable requirements of Electricity Suppliers in respect of such premises for information for settlement purposes, including (where so required):

                  i) the identity of the Electricity Supplier responsible under the Pooling & Settlement Agreement for the supply to each such premises;

                  ii) the type of metering equipment installed at each such premises; and

                  iii)     the address of each such premises;

         (b) the amendment of the register maintained in accordance with sub-paragraph (a) to reflect changes of supplier in respect of any premises;

         (c) the provision, in a timely and efficient manner, of such data contained in the register as is reasonably required and requested to:

                  i)       any Electricity Supplier or agent thereof;

                  ii) any person identified in the Pooling and Settlement Agreement as an appropriate person for the receipt of data for settlement purposes; and

                  iii) any person identified in the Master Registration Agreement as entitled to such data for the purpose of facilitating changes of supplier in respect of any premises; and

         (d) the maintenance of an enquiry service for the provision to any customer of an Electricity Supplier, on request and free of charge to that customer, of such data contained in the register as is relevant to the supply of electricity to premises which are (or are to be) owned or occupied by the customer, and the taking of such steps as will in the opinion of the Licensee secure adequate publicity for the operation of the enquiry service.

3. In fulfilling its obligation in accordance with paragraph 1 the Licensee shall not restrict, distort or prevent competition in the provision of meter operation, data retrieval, data processing, data aggregation or prepayment meter services.

4. The Licensee shall use its best endeavours, in conjunction and co-operation with all other public electricity suppliers, to prepare a form of agreement to be known as the Master Registration Agreement.

5.       The Master Registration Agreement shall be an agreement made between:

         (a) on the one part, the Licensee and all other public electricity suppliers in their capacity as providers of metering point administration services; and

         (b) on the other part, all Electricity Suppliers who require the provision of metering point administration services from at least one public electricity supplier, together with such other persons as are, for settlement purposes, appropriate parties to the agreement and shall comprise all the matters set out at paragraph 6.

6.       The Master Registration Agreement shall comprise:

         (a) terms for the provision of metering point administration services in accordance with the requirements of paragraph 2 and the equivalent requirements in the licences of all other public electricity suppliers;

         (b) provisions to facilitate, and procedures and practices to be followed by Electricity Suppliers in relation to changes of Electricity Supplier in respect of any premises;

         (c) a catalogue of definitions, flows and forms of such data as may require to be transferred by or to parties to the Master Registration Agreement, or as between any persons for settlement purposes or for any related purposes (the "Data Transfer Catalogue");

         (d) arrangements for the variation of the Master Registration Agreement following consultation with the parties, or representatives of the parties, to that agreement;

         (e) provisions (which shall require to be approved in advance by the Director) by virtue of which the whole or specified parts of the Master Registration Agreement shall not be capable of variation without the prior approval of the Director; and

         (f) such other matters as are or may be appropriate for the development, maintenance and operation of an efficient, co-ordinated and economical system for the supply of electricity and for the purpose of facilitating competition in electricity supply.

7. The Licensee shall be a party to and shall comply with the provisions of the Master Registration Agreement.

CONDITION 11B:    ESTABLISHMENT OF A DATA TRANSFER SERVICE
----------------------------------------------------------

1. The Licensee shall use its best endeavours, in conjunction and co-operation with all other public electricity suppliers:

         (a) to establish, or to procure the establishment by a third party of, a service to be known as the Data Transfer Service; and

         (b) subsequently to operate and maintain, or to procure the subsequent operation and maintenance by a third party of such Data Transfer Service in accordance with the provisions of this Condition.

2.       The Data Transfer Service shall:

         (a) provide a network over which may be made all of the electronic data transfers specified at paragraph 3;

         (b)      operate and maintain that network; and

         (c) provide a connection to that network, on request, to any person who is or will be a party to any of the electronic data transfers specified at paragraph 3.

3. The electronic data transfers specified at this paragraph are those which are reasonably required for any of the purposes set out at paragraph 4 and which are made between:

         (a) a Metering Point Administration Service (MPAS) Operator and an Electricity Supplier (including the Licensee acting in the course of its Supply Business) or any agent thereof;

         (b) an MPAS Operator and any person identified in the Pooling and Settlement Agreement or the Settlement Agreement for Scotland as an appropriate person for the receipt of data from the MPAS Operator for settlement purposes;

         (c) the Electricity Pool of England and Wales or Scottish Electricity Settlements Limited (or any agent thereof) and an Electricity Supplier (or any agent thereof);

         (d) an Electricity Supplier (or any agent thereof) and another Electricity Supplier (or any agent thereof);

         (e)      an Electricity Supplier and any of its agents;

         (f)      different agents of the same Electricity Supplier;

         (g) public electricity suppliers (or their agents) and generators (or their agents) which are parties to the Settlement Agreement for Scotland; and

         (h) Scottish Electricity Settlements Limited (or any agent thereof) and generators which are parties to the Settlement Agreement for Scotland.

4.       The purposes of this paragraph are:

         (a) meeting obligations with respect to the transfer of data for settlement purposes;

         (b)      communicating meter reading and meter standing data;

         (c) facilitating the provision of metering point administration services;

         (d)      communicating distribution use of system information; and

         (e) fulfilling such other requirements relating to the transfer of data as may be requisite for the supply of electricity to customers and compliance by Electricity Suppliers with the Master Registration Agreement.

5. The Data Transfer Service shall, where relevant, transmit data in a form which complies with the provisions of the Data Transfer Catalogue.

6. In fulfilling its obligation under paragraph 1 the Licensee shall not, or (if appropriate) shall ensure that the third party shall not, restrict, distort or prevent competition in the provision of meter operation, data retrieval, data processing, data aggregation or prepayment meter services.

7. Any obligation placed on the Licensee under Conditions 11C to 11F in respect of the provision of data transfer services shall (for the purposes of those Conditions) be treated as a requirement on the Licensee to use its best endeavours, in conjunction and co-operation with all other public electricity suppliers, to fulfil that obligation or to procure the fulfilment of that obligation by a third party, and Conditions 11C to 11F shall apply mutatis mutandis to the provision of data transfer services.

8. Further, in relation to the provision of data transfer services the reference at paragraph 1 of Condition 11F to the Licensee failing to enter into an agreement shall be a reference to the Licensee, in conjunction with all other public electricity suppliers, failing to enter into or failing to procure that a third party enters into an agreement.

9.       In this Condition:

           "Metering Point Administration      means the Licensee or any other
           Service (MPAS) Operator"            public electricity supplier in
                                               its capacity as a provider of
                                               metering point administration
                                               services.

CONDITION 11C:  REQUIREMENT TO OFFER TERMS FOR THE PROVISION OF METERING AND
----------------------------------------------------------------------------
DATA SERVICES
-------------

1. On application made by any private electricity supplier, or in the case of sub-paragraphs 1(a) and (b) by any person, the Licensee shall (subject to paragraph 6) offer to enter into an agreement for the provision within its authorised area of such of the following services as may be required:

     (a) the provision of metering equipment whether, at the discretion of the Licensee, by way of sale, hire or loan ("meter provision services");

     (b) the installation, commissioning, testing, repair and maintenance of metering equipment ("meter operation services");

     (c) the retrieval and verification of meter reading data from electricity meters and the delivery of such data to any relevant person for the purpose of data processing ("data retrieval services");

     (d)  the:


          i) processing, validation and (where necessary) estimation of meter reading data; and

          ii) creation, processing and validation of data in respect of the consumption of electricity at premises which receive an unmetered supply,

     and in each case the delivery of such data to any relevant person for the purpose of data aggregation ("data processing services");

     (e) the collation and summation of meter reading data (whether actual or estimated) and of data in respect of the consumption of electricity at premises which receive an unmetered supply, and the delivery of such data to any relevant person for settlement purposes ("data aggregation services"); and

     (f) the access to a system which supports the supply of electricity to Designated Customers with prepayment meters ("prepayment meter services"), such system providing as may be reasonably appropriate for prepayment meters which require tokens, cards or keys for their operation and comprising facilities for:

          i) (where requested) the purchase by private electricity suppliers and/or encoding with data of tokens, cards or keys;

          ii) the use by customers of local outlets for the purchase of tokens and the crediting with value of cards or keys;

          iii) the making of payments to suppliers in respect of sums received by the Licensee on behalf of customers; and

          iv) where relevant, the transfer of customer data to private electricity suppliers.

2. On application made by any Electricity Supplier the Licensee shall (subject to paragraph 6) offer to provide metering point administration services within its authorised area pursuant to and in accordance with the Master Registration Agreement.

3.   On application made by any person the Licensee shall (subject to paragraph
     6) offer to enter into an agreement for the provision of data transfer services.

4. In making an offer to enter into any agreement specified in paragraphs 1 to 3, the Licensee shall set out:

     (a) the date by which the services required shall be provided (time being of the essence unless otherwise agreed between parties);

     (b) the charges to be paid in respect of the services required, such charges (unless manifestly inappropriate):

          i) to be presented in such a way as to be referable to the statements prepared in accordance with paragraph 1 of Condition 11E or any revision thereof; and

          ii)  to be set in conformity with the requirements of Condition 11E;
               and


     (c) such other detailed terms in respect of each of the services required as are or may be appropriate for the purpose of the agreement.

5. The Licensee shall offer terms for agreements in accordance with paragraphs 1 to 3 as soon as practicable and (save where the Director consents to a longer period) in any event not more than 28 days after receipt by the Licensee from any person of an application containing all such information as may reasonably be required for the purpose of formulating the terms of the offer.

6. The Licensee shall not be obliged pursuant to this Condition to offer to enter or to enter into any agreement if to do so would be likely to cause the Licensee to be in breach of any of the provisions referred to at sub-paragraph 7(a) of Condition 8B.

7. The Licensee shall undertake each of the services referred to in paragraphs 1 to 3 in the most efficient and economic manner practicable having regard to the alternatives available and the other requirements of this Licence and of the Act in so far as they relate to the provision of those services.

8. In the provision of any of the services referred to in paragraphs 1 to 3 (excepting prepayment meter services) the Licensee shall not restrict, distort or prevent competition in the supply of electricity.

9. The services referred to in paragraphs 1 to 3 shall collectively be described as Metering and Data Services.

CONDITION 11D:  NON-DISCRIMINATION IN THE PROVISION OF METERING AND DATA
------------------------------------------------------------------------
SERVICES
--------

1. In the provision of any of the Metering and Data Services the Licensee shall not discriminate:

     (a)  between any persons or class or classes thereof; or


     (b) as between the Licensee (in the provision of such services by the Licensee as part of its Distribution Business to itself for the purpose of its Supply or Second Tier Supply Business) and any persons or class or classes thereof.

2. Without prejudice to paragraph 1, and subject to the provisions of Condition 11E, the Licensee shall not make charges for the provision of any of the Metering and Data Services to any person or class or classes thereof which differ from the charges for such provision:

     (a)  to any other person or class or classes of person; or

     (b) to the Licensee in the provision of such services by the Licensee (as part of its Distribution Business to itself for the purposes of its Supply or Second Tier Supply Business)

except in so far as such differences reasonably reflect differences in the costs associated with such provision.

3. In relation to the provision of prepayment meter services paragraphs 1 and 2 shall have effect as if after "Distribution Business" were inserted therein "or any other business."

CONDITION 11E:  BASIS OF CHARGES FOR METERING AND DATA SERVICES: REQUIREMENTS
-----------------------------------------------------------------------------
FOR TRANSPARENCY
----------------

1. The Licensee shall as soon as reasonably practicable prepare statements in a form approved by the Director setting out:

     (a) the basis upon which charges for the provision of each of the Metering and Data Services will be made; and

     (b) information relating to the other terms that will apply to the provision of each service,

in each case in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services and of the other terms, likely to have a material impact on the conduct of his business, upon which the service would be provided and (without prejudice to the foregoing) including the information set out in paragraph 2.

2.   The statements referred to in paragraph 1 shall include:

     (a)  a schedule of charges for such services; and

     (b) an explanation of the methods by which and the principles on which such charges will be calculated.

3. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraphs 1 and 2 to such extent and subject to such terms and conditions as he may specify in that direction.

4. The Licensee shall not in setting its charges for or in setting the other terms that will apply to the provision of any of the Metering and Data Services restrict, distort or prevent competition in the generation, distribution or supply of electricity or in the provision of meter operation, data retrieval, data processing or data aggregation services.

5. The Licensee may periodically review the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraph 1 and shall, at least once in every year that this Licence is in force, make any necessary revisions to such statements in order that the information set out in the statements shall continue to be accurate in all material respects.


6. The Licensee shall send a copy of the statements prepared in accordance with paragraph 1, and of each revision of such statements in accordance with paragraph 5, to the Director.

7. The Licensee shall give or send a copy of the statements prepared in accordance with paragraph 1, or (as the case may be) of the latest revision of such statements in accordance with paragraph 5, to any person who requests a copy of such statement or statements.

8. The Licensee may make a charge for any statement given or sent pursuant to paragraph 7 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the Licensee's reasonable costs of providing such a statement.

CONDITION 11F:   FUNCTIONS OF THE DIRECTOR
------------------------------------------

1. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to a request under Condition 11C, the Director may, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

     (a) that such person should pay in respect of the services required the whole or the appropriate proportion of such sum as is determined in accordance with paragraph 4 of Condition 11E;

     (b) that the performance by the Licensee of its obligations under the agreement should not cause it to be in breach of those provisions referred to at sub-paragraph 7(a) of Condition 8B; and

     (c) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into pursuant to a request under Condition 11C should be, so far as circumstances allow, in as similar a form as is practicable.

2. In so far as any person entitled or claiming to be entitled to an offer under Condition 11C wishes to proceed on the basis of the agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If any party to such agreement proposes to vary the contractual terms of any agreement for any Metering and Data Services entered into pursuant to Condition 11C or this Condition in any manner provided for under such agreement, the Director may, at the request of that party, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

4. The Director may (following consultation with the Licensee) issue directions relieving the Licensee of its obligations under Condition 11C in respect of such parts of that Condition and to such extent as may be specified in the directions.

CONDITION 12:  RESTRICTION ON USE OF CERTAIN INFORMATION
--------------------------------------------------------

1. Where the Licensee or any affiliate or related undertaking of the Licensee receives, in the course of the operation of the Distribution Business, information from any person:

     (a)  pursuant to the provisions of the Distribution Code;

     (b)  pursuant to the provisions of the Master Registration Agreement;

     (c) in accordance with any agreement to provide a Metering or Data Service pursuant to Condition 11C (but excluding prepayment meter services); or

     (d)  in accordance with any agreement for Standard Terms of Connection,

such information shall be treated as confidential information for the purposes of this Condition and, subject to paragraph 7, the provisions of this Condition shall apply to that information, save where the person providing the information notifies (or otherwise agrees with) the Licensee that the information need not be treated as confidential.

2. The Licensee shall not (and shall procure that its affiliates and related undertakings shall not) use confidential information in a manner which may obtain for the Licensee or any affiliate or related undertaking of the Licensee any commercial advantage in the operation of the Supply Business or of the Second Tier Supply Business.

3. The Licensee shall not (and shall procure that its affiliates or related undertakings shall not) authorise access to confidential information to any of its (or its affiliates' and related undertakings') employees, agents, consultants or contractors save insofar as sucrequire access to the information for the effective operation of the Distribution Business.

4. The Licensee shall use all reasonable endeavours to ensure that any person with authorised access to confidential information in accordance with paragraph 3 shall use such information only for the purposes for which it was provided.

5. The Licensee shall not (and shall procure that its affiliates and related undertakings shall not) disclose confidential information other than:

     (a) subject to paragraph 6, to any professional or other advisers who require such information for the purpose of providing advice which is necessary for the effective operation of the Distribution Business.

     (b)  to the Director; and

     (c) where the Licensee (or any affiliate or related undertaking of the Licensee) is required or permitted to disclose such information:

          (i) in compliance with its duties under the Act or any other requirement of a Competent Authority;

          (ii) in compliance with the conditions of any licence granted under the Act or any document referred to in such a licence with which it is by virtue of the Act or that licence to comply;

          (iii) in compliance with any other requirement of law;

          (iv) in response to a requirement of any Stock Exchange, the Panel on Take-overs and Mergers or any other regulatory authority; or

          (v) pursuant to the arbitration rules for the Electricity Arbitration Association or pursuant to any judicial or other arbitral process or tribunal of competent jurisdiction.

6. Where confidential information is disclosed in accordance with sub-paragraph 5(a), the Licensee shall ensure that any persons to whom that information is disclosed are aware of its confidential nature, and shall take reasonable steps to ensure that such persons do not disclose that confidential information save in accordance with the provisions of this Condition.

7. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraphs 1 to 6 to such extent and subject to such terms and conditions as he may specify in that direction. 8. The Licensee shall no later than 1 January 1998 prepare a statement in a form approved by the Director setting out the practices, procedures and systems the Licensee has adopted (or intends to adopt) to ensure its compliance:

         (a)   with paragraphs 2 to 6 of this Condition; and

         (b) in the provision of services in accordance with Conditions 9A, 11A, 11B and 11C (excluding prepayment meter services), with its obligations not to restrict, distort or prevent competition.

9. The Licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statement prepared in accordance with paragraph 8 and shall, at least once every year during which this Licence is in force, review such statement in order that the information set out therein shall continue to be accurate in all material respects.

10. The Licensee shall take all reasonable steps to ensure that it complies with the practices and procedures set out in the statement prepared in accordance with paragraph 8 (as from time to time revised).

11. The Licensee shall send a copy of the statement prepared in accordance with paragraph 8, and of each revision of such statement in accordance with paragraph 9, to the Director.

12. The Licensee shall give or send a copy of the statement prepared in accordance with paragraph 8, or (as the case may be) of the latest revision of such statement in accordance with paragraph 9, to any person who requests a copy of such statement.

13. As soon as is reasonably practicable after the end of each calendar year the Licensee shall produce a report as to its compliance during that year with the practices and procedures set out in the statement prepared in accordance with paragraph 8, and such report shall:

     (a) detail the procedures followed by the Licensee during that year for monitoring its compliance with paragraph 10;

     (b) refer to such other matters as are or may be appropriate in relation to the operation of the practices, procedures and systems adopted by the Licensee during that year;

     (c) outline the content of any representations received by the Licensee in respect of the practices and procedures set out in the statement prepared in accordance with paragraph 8, and detail such steps as were taken by the Licensee in response to those representations; and

     (d) specify any remedial action taken by the Licensee to ensure its conformity with the statement prepared in accordance with paragraph 8.

14. The Licensee shall submit to the Director a copy of the report produced in accordance with paragraph 13, and shall give or send a copy of the report to any person who requests such a copy.

15.  In this Condition:

     "Competent Authority"       means the Secretary of State, the Director and
                                 any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United Kingdom or the European Community.

     "confidential information"  means all information required to be treated as confidential under paragraph 1, but shall exclude all information that is in or enters into the public domain otherwise than as a consequence of unauthorised disclosure by the Licensee or any affiliate or related undertaking of the Licensee (or by any person to whom the same is disclosed or suffered to be disclosed by the Licensee or such affiliate or related undertaking).

     "Electricity Arbitration    means the unincorporated members' club of
     Association"                that name formed inter alia to promote the
                                 efficient and economic operation of the
                                 procedure for the resolution of disputes within the electricity supply industry by means of arbitration or otherwise in accordance with its arbitration rules.

CONDITION 13:  COMPLIANCE WITH THE GRID CODE
--------------------------------------------

1. The Licensee shall comply with the provisions of the Grid Code insofar as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the Licensee of its obligation under paragraph 1 in respect of such parts of the Grid Code and to such extent as may be specified in those directions.

CONDITION 14:  SECURITY ARRANGEMENTS
------------------------------------

1. The Licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this Licence.

CONDITION 15:  POOLING AND SETTLEMENT AGREEMENT
-----------------------------------------------

1. The Licensee shall be a pool member under, and comply with the provisions of, the Pooling and Settlement Agreement.

CONDITION 16:  CONDITIONS OF SUPPLY AFFECTING CUSTOMERS' STATUTORY RIGHTS
-------------------------------------------------------------------------

1.   The Licensee shall not include in or send with any notice given under
     Section 16(3) of the Act, or any form provided to customers for use in giving notice under Section 16(2) of the Act, or any notice sent to customers prior to their entering into a tariff or special agreement, an invitation to agree to anything which, by virtue of the Act, may only be done or (as the case may be) not done:

(a)  with the agreement of that customer; or


(b) in any case where that customer withholds his agreement or makes that agreement subject to terms and conditions to which the Licensee objects, with the approval or consent or by order of the Secretary of State unless the form and terms of such invitation have first been submitted to and approved by the Director.

2.   Nothing in paragraph 1 shall prevent the Licensee from:

     (a) inviting or requiring a customer to take a supply of electricity under a special agreement in accordance with Section 22 of the Act;

     (b) including in any such notice any provision or condition which the Licensee is required or permitted to include in such notice by virtue of Section 16(4) of the Act; or

     (c) including in any such notice concerning the provision of a supply to premises:

          (i)  not previously supplied by the Licensee; or

          (ii) where any modification is required to any electric line, electrical plant or electric meter through which such premises are supplied, or where any change is required to the location thereof an invitation to any customer to agree to any provision or condition concerning the installation or location of any or all of an electric line, electrical plant or an electric meter in any such case without having submitted the form and terms of such agreement or notice to the Director.

3. The Licensee shall include in any form provided to a customer for use in giving notice under Section 16(2) of the Act a prominent statement of the right of such customer to apply to the Director for the determination of any dispute arising out of the proposed terms of supply.

CONDITION 17:  LICENSEE'S APPARATUS ON CUSTOMERS' SIDE OF METER
---------------------------------------------------------------

1. This Condition applies where the Licensee, whether on its own behalf or as a provider of meter operation services to another Electricity Supplier, installs a second meter or other apparatus for the purpose of ascertaining or regulating the amount of electricity supplied, the period of supply, or any other quantity or time connected with the supply on the customer's side of non half-hourly metering equipment registering the quantity of the supply to that customer.

2. Any second meter or other apparatus installed by the Licensee in the position and for a purpose described in paragraph 1 shall be such that the power consumed by it, when aggregated with the power consumed by any other meter or apparatus installed by the Licensee in the like position and for a like purpose in relation to the customer, does not exceed 10 watts except where otherwise agreed with the customer.

CONDITION 18:  CODE OF PRACTICE ON PAYMENT OF BILLS AND GUIDANCE FOR DEALING
----------------------------------------------------------------------------
WITH CUSTOMERS IN DIFFICULTY
----------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice concerning the payment of electricity bills by its Domestic Customers, including appropriate guidance for the assistance of such customers who, through misfortune or inability to cope with electricity supplied on credit terms, may have difficulty in paying such bills.

2. The code of practice shall include procedures by which the Licensee can distinguish customers in difficulty (the "relevant customers") from others in default and can:

     (a) provide general information as to how relevant customers might reduce their bills in the future by the more efficient use of electricity;

     (b) where such a facility is available, accept in payment for electricity supplied sums which are deducted at source from social security benefits payable to relevant customers;

     (c) detect failures by relevant customers to comply with arrangements entered into for paying by instalments charges for electricity supplied;

     (d) make such arrangements so as to take into account the customers' ability to comply with them;

     (e) ascertain, with the assistance of other persons or organisations, the ability of customers to comply with such arrangements;

     (f) provide for customers who have failed to comply with such arrangements, or procure for them the provision of, a prepayment meter (where safe and practicable to do so); and

     (g) arrange for the calibration of any prepayment meter so provided so as to take into account `the customers' ability to pay any of the charges due from them under such arrangements in addition to the other charges lawfully being recovered through the prepayment meter.

3. In formulating the procedures referred to at paragraph 2 the Licensee shall have particular regard:

     (a) to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by relevant customers otherwise than following compliance by the Licensee with such procedures; and


     (b) to the interests of relevant customers who are of pensionable age or disabled or chronically sick and to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by such customers during the winter months of each year, and the procedures shall be designed for the achievement of such purposes.

4.   This Condition is subject to the provisions of Condition 23A.

CONDITION 19:   RECORD OF AND REPORT ON PERFORMANCE
---------------------------------------------------

1. The Licensee shall keep a record of its general operation of the arrangements mentioned in Conditions 18, 20, 20A, 21, 22 and 23 and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.

2. The Licensee shall keep a statistical record of its performance in relation to the provision of electricity supply to its Designated Customers under the terms of contracts or in accordance with tariffs fixed under Section 18 of the Act, including services relating to:

     (a) the amounts of electricity supplied and the recovery of electricity charges for each of the principal payment methods and for each set of the contract or tariff terms offered;

     (b) the disconnection of customers for non-payment of bills and breach of payment arrangements agreed following such non- payment;

     (c) the holding of security deposits;

     (d) the installation of pre-payment meters calibrated to recover customer debts;

     (e) the offering of appointments and the making of visits to customers' premises;

     (f) the response made to enquiries concerning electricity supply matters;

     (g) the nature of guidance as to the efficient use of electricity given and the measures to improve the efficient use of electricity introduced by the Licensee; and

     (h) payments made to customers and to suppliers pursuant to the standards of performance prescribed by the Director in accordance with regulations made under Section 39 of the Act or in accordance with paragraphs 2 and 3 of Condition 21.

3. The Licensee shall, from time to time as required by the Director, provide to the Director and to the Relevant Consumers' Committee such of the information contained in the records prepared in accordance with paragraphs 1 and 2 as the Director may request in writing.

4. As soon as is reasonably practicable after the end of each calendar year, the Licensee shall submit to the Director and the Relevant Consumers' Committee a report dealing with the matters mentioned in paragraphs 1 and 2 in relation to that year and shall:

     (a) publish the report so submitted in such manner as will in the reasonable opinion of the Licensee secure adequate publicity for it; and

     (b)  send a copy of it free of charge to any person requesting one,

     except that, in performing its obligations under sub-paragraphs 4(a) and
     (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual Designated Customers referred to therein cannot readily be identified.

5. The report shall be presented, so far as is reasonably practicable, in a standard form designated by the Director for the purposes of this Condition.

CONDITION 20: PROVISION OF SERVICES FOR PERSONS WHO ARE OF PENSIONABLE AGE OR
-----------------------------------------------------------------------------
DISABLED OR CHRONICALLY SICK
----------------------------

1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick.

2. The code of practice shall include arrangements by which the Licensee will where appropriate, in respect of its customers:

     (a) provide where practicable special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters (and shall set out any charges to be made for the provision of such services);

     (b) provide special means of identifying persons acting on behalf of the Licensee;

     (c)  give advice on the use of electricity;

     (d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee);

     (e) make available (free of charge) to blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and

     (f) make available (free of charge) to deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.

3. The code of practice shall further include arrangements whereby the Licensee will:

     (a) take reasonable steps to draw the attention of its customers to the existence of a register of customers who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require:

          (i) information and advice in respect of the matters set out at paragraph 2; or

          (ii) advance notice of interruptions to the supply of electricity;

     (b) maintain such a register, comprising the relevant details of each customer who requests (or, in the case of a customer supplied by a private electricity supplier, whose supplier requests) his inclusion on it and:

          (i) give to those of its own customers so registered, in respect of the matters set out at paragraph 2; and

          (ii) give to all customers so registered, in respect of interruptions to the supply of electricity,

          such information and advice as may be appropriate and is of such nature as shall be set out in the code of practice.

4.   This Condition is subject to the provisions of Condition 23A.

CONDITION 20A:  CODE OF PRACTICE ON PROCEDURES WITH RESPECT TO SITE ACCESS
--------------------------------------------------------------------------


1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice setting out the principles and procedures the Licensee will follow in respect of any person acting on its behalf who requires access to customers' premises.

2. The code of practice shall include procedures calculated to ensure that persons visiting customers' premises on behalf of the Licensee:

     (a)  possess the skills necessary to perform the required duties;

     (b)  are readily identifiable to members of the public;

     (c)  use passwords provided for vulnerable customers;

     (d)  are appropriate persons to visit and enter customers' premises; and

     (e) are able to inform customers, on request, of a contact point for help and advice they may require in relation to the supply of electricity.

3.   This Condition is subject to the provisions of Condition 23A.

CONDITION 21:  STANDARDS OF PERFORMANCE
---------------------------------------


1. The Licensee shall conduct its Supply and Distribution Businesses in the manner which it reasonably considers to be best calculated to achieve any standards of overall performance or standards of performance in connection with the promotion of the efficient use of electricity by customers, as may be determined by the Director pursuant to Sections 40 and 41 respectively of the Act.

2. The Licensee shall not enter into a use of system agreement with any Electricity Supplier that does not provide for the Licensee to make payments in respect of the performance of the Distribution Business to the Electricity Supplier for the benefit of any customer of that Electricity Supplier equivalent to such sums as would have been paid pursuant to the standards of performance prescribed by the Director in accordance with regulations made under Section 39 of the Act had that customer been a tariff customer of the Licensee in those situations where the Licensee would have been obliged to make such a payment.

3. In making payments in accordance with any standards of performance or in accordance with paragraph 2, the Licensee shall not discriminate:

     (a)  between any persons or class or classes thereof; or

     (b)  as between the Licensee and any persons or class or classes thereof.

CONDITION 22:   EFFICIENT USE OF ELECTRICITY
--------------------------------------------


1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice setting out the ways in which the Licensee will make available to customers such guidance on the efficient use of electricity as will, in the opinion of the Licensee, enable them to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them. Such code of practice shall include, but shall not be limited to:

     (a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;

     (b) the making of arrangements for maintaining sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service; and

     (c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the Licensee is aware of the same) outside the Licensee's organisation from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from Central or Local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.

2. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the Licensee shall:

     (a)  review and prepare a revision of the code of practice;

     (b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and

     (c) send to each customer a copy of any information published by the Director pursuant to Section 48 of the Act in such manner and at such times as will comply with those directions.

3.   This Condition is subject to the provisions of Condition 23A.

CONDITION 23:   COMPLAINT HANDLING PROCEDURE
--------------------------------------------


1. The Licensee shall, no later than 1 January 1998, prepare and submit to the Director for his approval a code of practice detailing the procedure for handling complaints from customers about the manner in which the Licensee conducts its Supply and Distribution Businesses.

2. Any procedure established in accordance with this Condition shall specify the periods within which it is intended that different descriptions of complaint should be processed and resolved.

3.   This Condition is subject to the provisions of Condition 23A.

CONDITION 23A: PREPARATION, REVIEW OF AND COMPLIANCE WITH CUSTOMER SERVICE CODES
--------------------------------------------------------------------------------


1. This Condition applies to any code of practice required to be prepared by the Licensee pursuant to Conditions 18, 20, 20A, 22 and 23 of this Licence.

2. In first preparing such a code the Licensee shall, prior to submitting that code to the Director, consult the Relevant Consumers' Committee and shall have regard to any representations made by the committee about such code or the manner in which it is likely to be operated.

3. Where before the expiry of 30 days of the Licensee first submitting such code to the Director for his approval the Director notifies the Licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence the Licensee shall forthwith make such changes as the Director may require.

4. The Licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

5. In carrying out any such review the Licensee shall consult the Relevant Consumers' Committee and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.

6. The Licensee shall submit any revision of such code which, after consulting the Relevant Consumers' Committee in accordance with paragraph 5, it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.

7.   The Licensee shall:

     (a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Relevant Consumers' Committee a copy of such code or such revision (in each case in the form approved by the Director);

     (b) draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and

     (c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.

8. No changes may be made to any code otherwise than in accordance with the foregoing procedures.

9. The Licensee shall ensure, so far as reasonably practicable, that it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this condition applies and approved by the Director or any revision to such code approved by the Director.

CONDITION 23B:   INFORMATION GIVEN TO DESIGNATED CUSTOMERS
----------------------------------------------------------


1. The Licensee shall keep each of its Designated Customers (save insofar as he receives an unmetered supply) informed of the amount of electricity which, since he was last informed, its records show as having been consumed by that customer:

     (a)  according to the meter through which he is supplied; or

     (b) where no meter reading is available, according to the estimate of the Licensee.

2.   The Licensee shall keep each of its Designated Customers informed:

     (a) that the Relevant Consumers' Committee or the Director can assist in resolving complaints which the Licensee has not resolved to the customer's satisfaction; and

     (b) of how the appropriate office of the Committee or the Director can be contacted.

3. The Licensee may discharge its duties under paragraphs 1 and 2 by providing the relevant information on or with each bill or statement given to a customer in respect of charges for the supply of electricity, and annually to each customer to whom no such bills or statements are rendered.

CONDITION 23C:   PUBLICATION OF INFORMATION TO CUSTOMERS
--------------------------------------------------------


1. Subject to paragraph 5, the Licensee shall by 31 December 1997 inform each customer of a number or numbers ("the Supply Number(s)") relevant to the registration, under the Master Registration Agreement, of a supplier of electricity to the premises owned or occupied by such customer.

2. The Licensee shall, at the same time as it informs a customer of the relevant Supply Number in accordance with paragraph 1, send to that customer a statement in writing which provides a clear and sufficient explanation of the nature and function of the Supply Number, such statement having received the prior approval of the Director.

3. The Supply Number shall consist of a number of data items, each of which shall be represented by a numerical identifier which shall:

(a)  have the number of digits specified in a direction issued by the Director;

(b)  be approved by the Director; and

(c)  be used by the Licensee in common with all Electricity Suppliers.

4. Subject to paragraph 5, the Licensee shall inform each of its customers of the Supply Number relevant to such customer:

(a) in a form in accordance with the terms of a direction issued by the Director, on each bill or statement given to the customer in relation to the supply of electricity; and

(b)  annually where the customer does not receive such a bill or statement.

5. The Director may issue a direction relieving the Licensee of its obligation under paragraphs 1 and 4 to such extent and subject to such terms and conditions as he may specify in that direction.

CONDITION 24:   RELATIONS WITH THE RELEVANT CONSUMERS' COMMITTEE
----------------------------------------------------------------


1. The Licensee shall meet with the Relevant Consumers' Committee whenever requested to do so by that committee, up to a maximum of six times in every year during the period of this Licence.

2. Without prejudice to paragraph 1, the Licensee shall meet the Relevant Consumers' Committee at least once in every year during the period of this Licence.

3. In at least one meeting with the Relevant Consumers' Committee in every year during the period of this Licence, the Licensee shall be represented by one or more directors of the Licensee.

CONDITION 25:   HEALTH AND SAFETY OF EMPLOYEES
----------------------------------------------

1. The Licensee shall, together with all other licensees, consult with appropriate representatives of persons employed by itself and by those licensees in order to establish and maintain an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of such persons.

2.   In this Condition:

     "licensees"                   means all holders of licences granted under
                                   Section 6(1)(a), 6(1)(b), 6(1)(c) and 6(2) of
                                   the Act.

CONDITION  26:  [NO LONGER USED]
-------------------------------

CONDITION 27:     DISPOSAL OF RELEVANT ASSETS
---------------------------------------------


1. The Licensee shall not dispose of or relinquish operational control over any relevant asset otherwise than in accordance with the following paragraphs of this Condition.

2. Save as provided in paragraph 3, the Licensee shall give to the Director not less than two months' prior written notice of its intention to dispose of or relinquish operational control over any relevant asset, together with such further information as the Director may request relating to such asset or the circumstances of such intended disposal or relinquishment of control or to the intentions in regard thereto of the person proposing to acquire such asset or operational control over such asset.

3. Notwithstanding paragraphs 1 and 2, the Licensee may dispose of or relinquish operational control over any relevant asset:

     (a)  where:

          (i) the Director has issued directions for the purposes of this Condition containing a general consent (whether or not subject to conditions) to:

               (aa)  transactions of a specified description; and/or

               (bb) the disposal of or relinquishment of operational control over relevant assets of a specified description; and

          (ii) the transaction or the relevant assets are of a description to which such directions apply and the disposal or relinquishment is in accordance with any conditions to which the consent is subject;

     (b) where the disposal or relinquishment of operational control in question is required by or under any enactment or subordinate legislation.

4. Notwithstanding paragraph 1, the Licensee may dispose of or relinquish operational control over any relevant asset as is specified in any notice given under paragraph 2 in circumstances where:

     (a) the Director confirms in writing that he consents to such disposal or relinquishment (which consent may be made subject to the acceptance by the Licensee or any third party in favour of whom the relevant asset is proposed to be disposed or operational control is proposed to be relinquished of such conditions as the Director may specify); or

     (b) the Director does not inform the Licensee in writing of any objection to such disposal or relinquishment of control within the notice period referred to in paragraph 2.

5. Without prejudice to paragraphs 1 to 4, the Licensee shall not after 15 December 1997 without the written consent of the Director after disclosure of all material facts:

     (a) create any mortgage, charge, pledge, lien or other form of security or encumbrance whatsoever, undertake any indebtedness to any other person or enter into any guarantee of any obligation otherwise than:

          (i)   on an arm's length basis;

          (ii)  on normal commercial terms;

          (iii) for a Permitted Purpose; and

          (iv) (if the transaction is within the ambit of paragraph 1) in accordance with paragraphs 3 and 4;

          provided that nothing in this Condition shall prevent the Licensee guaranteeing any obligation owed by an affiliate or related undertaking of the Licensee which has been or is to be incurred for a Permitted Purpose;

     (b) transfer, lease, license or lend any sum or sums, asset, right or benefit to any affiliate or related undertaking of the Licensee otherwise than by way of:

          (i)    a dividend or other distribution out of distributable reserves;

          (ii)   repayment of capital;

          (iii) payment properly due for any goods, services or assets provided on an arm's length basis and on normal commercial terms;

          (iv) a transfer, lease, licence or loan of any asset, right or benefit on an arm's length basis and on normal commercial terms;

          (v) repayment of any loan or payment of any interest on such a loan on an arm's length basis and on normal commercial terms;

          (vi) payments for group corporation tax relief or for the surrender of Advance Corporation Tax;

          (vii) a transfer for the purpose of satisfying paragraph 3 of Condition 2A;

          (viii) an acquisition of shares in conformity with paragraph 2 of Condition 2A; or

          (ix)   a loan not prohibited by sub-paragraph (c);

     (c) make loans to any affiliate or related undertaking of the Licensee, other than loans for a Permitted Purpose.

6.   In this Condition:

     "disposal"               includes any sale, gift, lease, licence, loan,
                              mortgage, charge or the grant of any other encumbrance or the permitting of any encumbrance to subsist or any other disposition to a third party, and "dispose" shall be construed accordingly.

     "indebtedness"           means all liabilities now or hereafter due, owing
                              or incurred, whether actual or contingent, whether solely or jointly with any other person and whether as principal or surety, together with any interest accruing thereon and all costs, charges, penalties and expenses incurred in connection therewith.

     "relevant asset"         means any asset for the time being forming part of
                              the Licensee's distribution system, any control centre for use in conjunction therewith and any legal or beneficial interest in land upon which any of the foregoing is situate.

Condition 28:  Provision of information to the Director
-------------------------------------------------------

1. Subject to paragraphs 6 and 7, the Licensee shall furnish to the Director, in such manner and at such times as the Director may require, such information and shall procure and furnish to him such reports, as the Director may consider necessary in the light of the Conditions or as he may require for the purpose of performing:

     (a)  the functions assigned to him by or under the Act; and

     (b)  any functions transferred to him under the Act.

2. The Licensee shall by 22 December 1997 procure from the holding company of the Licensee a legally enforceable undertaking in favour of the Licensee in a form already specified by the Director; such undertaking shall provide that the holding company will give to the Licensee, and will procure that each subsidiary of that holding company (other than the Licensee and its subsidiaries) will give to the Licensee, all such information as may be necessary to enable the Licensee to comply fully with paragraph 1. Such undertaking shall remain in force for as long as the Licensee remains the holder of this Licence and the giver of the undertaking remains the holding company of the Licensee.

3. The Licensee shall deliver to the Director evidence (including a copy of such undertaking) that the Licensee has complied with the obligation to procure an undertaking pursuant to paragraph 2.

4. The Licensee shall not, save with the consent in writing of the Director, enter (directly or indirectly) into any agreement or arrangement with the holding company of the Licensee or any of the subsidiaries of the holding company (other than the subsidiaries of the Licensee) at a time when:

     (a)  an undertaking complying with paragraph 2 is not in place; or

     (b)  there is an unremedied breach of such undertaking.

5. Without prejudice to the generality of paragraph 1, the Director may call for the furnishing of accounting information which is more extensive than or differs from that required to be prepared and supplied to the Director under Condition 2.

6. The Licensee may not be required by the Director to furnish him under this Condition with information for the purpose of the exercise of his functions under Section 48 of the Act.

7. The Licensee may not be required by the Director to furnish him under this Condition with any information in relation to an enforcement matter which the Licensee could not be compelled to produce or give under Section 28(3) of the Act.

8. The power of the Director to call for information under paragraph 1 is in addition to the power of the Director to call for information under or pursuant to any other Condition.

9. The Licensee shall, if so requested by the Director, give reasoned comments on the accuracy and text of any information and advice (so far as relating to the Supply and Distribution Businesses) which the Director proposes to publish pursuant to Section 48 of the Act.

10. In this Condition "information" shall include any documents, accounts, estimates, returns or reports (whether or not prepared specifically at the request of the Director) of any description specified by the Director.

Condition 29:  Payment of fees
------------------------------

1. The Licensee shall, at the times stated hereunder, pay to the Secretary of State fees of the amount specified in, or determined under, this Condition.

2. In respect of the year beginning on 1 April 1991 and in each subsequent year, the Licensee shall pay to the Secretary of State a fee which is the aggregate of the following amounts:

     (a) an amount which is a proportion as determined by the Director of the amount estimated by the Director, according to a method which has previously been disclosed in writing to the Licensee, as likely to be his total costs during the coming year;

     (b) the amount (or, where the Relevant Consumers' Committee in question is the consumers' committee for more than one public electricity supplier, the amount which is a proportion as determined by the Director, according to a method which has previously been disclosed in writing to the Licensee, of such amount) estimated by the Director (having regard to any statement under paragraph 8(2) of Schedule 2 to the Act) as being likely to be the costs during the coming year of the Relevant Consumers' Committee in the exercise of the functions assigned to it by or under the Act and any other such functions as it has been or may be required to exercise by the Director;

     (c) an amount which is a proportion as determined by the Director of the amount estimated by the Director (in consultation with the Monopolies Commission) as having been incurred in the calendar year immediately preceding the 1st April in question by the Monopolies Commission in connection with references made to it under Section 12 of the Act with respect to this Licence or any other licence issued under Section 6(1)(c) of the Act; and

     (d) the difference (being a positive or a negative amount), if any, between:

          (i) the amount of the fee paid by the Licensee in respect of the year immediately preceding the 1st April in question; and

          (ii) the amount which that fee would have been in respect of that year had the amounts comprised therein been calculated by reference to:

                    (aa) in the case of sub-paragraph 2(a), the actual total
                         costs of the Director during that year and the proportion thereof attributable to the Licensee; and

                    (bb) in the case of sub-paragraph 2(b), the actual total
                         costs of the Relevant Consumers' Committee during that year and where appropriate, the proportion thereof attributable to the Licensee,

                    (such costs being apportioned in each case as determined by the Director according to a method previously disclosed in writing to the Licensee),

     and the fee shall be paid by the Licensee to the Secretary of State within one month of the Director giving notice to the Licensee of its amount if that notice is given within 6 months of the beginning of the year in respect of which the fee is payable.

Condition 30:  Designated Premises
----------------------------------

1. For the purposes of this Licence, the question whether any premises are "Designated Premises" shall be determined in accordance with the provisions of this Condition.

2.   Premises are Designated Premises if they are either:

     (a)  Domestic Premises; or

     (b) premises at which, in the reasonable expectation of the Licensee at the time of entering into a contract for the supply of electricity to such premises, the normal annual consumption of electricity will amount to no more than 12,000 kWh, but excluding premises referred to at sub-paragraph (b) which receive an unmetered supply, or which are supplied through half-hourly or maximum demand metering equipment or under the terms of a multi-site contract.

3. For the purposes of this Condition, a "multi-site contract" is a contract for the supply of electricity both to any premises which do not fall within the terms of sub-paragraphs 2(a) or (b) and to one or more other premises (not being Domestic Premises), all of which premises are owned or occupied by:

     (a)  the same person or body of persons whether corporate or unincorporate;
          or

     (b) an undertaking (the "principal undertaking") and any holding company, subsidiary, or subsidiary of the holding company of that principal undertaking, or any other undertaking in which the principal undertaking has a participating interest.

4. Any premises supplied by the Licensee which (in accordance with paragraphs 1 to 3) were not Designated Premises at the time at which the Licensee entered into a contract for their supply shall, notwithstanding subsequent changes to the nature or level of the consumption of electricity at those premises, not become Designated Premises for the purposes of this Licence prior to the time at which they cease to be supplied by the Licensee.

5. Any premises supplied by the Licensee which (in accordance with paragraphs 1 to 3) were Designated Premises at the time at which the Licensee entered into a contract for their supply shall cease to be Designated Premises for the purposes of this Licence where:

     (a) they have been continuously supplied by the Licensee for a period of at least 12 months and:

          (i)  they are not, or are no longer, Domestic Premises; and

          (ii) it is reasonably to be expected that the normal annual consumption of electricity at the premises will amount to more than 12,000 kWh; or

     (b) (not being, or being no longer, Domestic Premises) the premises commence receipt of an unmetered supply or a supply through half-hourly or maximum demand metering equipment or under the terms of a multi-site contract.

6.   In this Condition:

     "maximum demand metering           means metering equipment which is
     equipment"                         capable of recording the demand for
                                        electricity supplied to premises during
                                        the half hour of maximum demand in any
                                        period of supply.

CONDITION 31:  TERMS FOR SUPPLY OF ELECTRICITY INCOMPATIBLE WITH LICENCE
------------------------------------------------------------------------
CONDITIONS
----------

1. Without prejudice to its rights and obligations under the Act, the Licensee shall not enter into, offer to enter into or enter into a variation of any contract for the supply of electricity to a customer at Designated Premises otherwise than on terms which comply with the Licensee's obligations under this Licence.

2. The Licensee shall not enforce or take advantage of any term of a contract for the supply of electricity to a customer at Designated Premises if the inclusion of that term was in breach of the provisions of this Licence.

3. The Licensee shall not take advantage of the omission of any term from a contract for the supply of electricity to a customer at Designated Premises if the omission of that term was in breach of the provisions of this Licence.

CONDITION 32:  LIMITATION ON REQUIREMENTS FOR TERMINATION FEES
--------------------------------------------------------------

1. Where the Licensee enters into any Designated Supply Contract in the circumstances set out at paragraph 2 it may not in such contract provide for the payment of any termination fee by the Designated Customer.

2. Paragraph 1 applies in respect of any Designated Supply Contract entered into prior to the date which is 90 days following the earliest date specified (and not subsequently withdrawn or varied to a later date) in any direction or variation of a direction issued by the Director, pursuant to condition 3 of the licence held by any Second Tier Supplier, in relation to the supply of electricity to all premises within the authorised area.

CONDITION 33:  REVISION OF THE CONTRACT TERMS CONDITIONS
--------------------------------------------------------

1. The Director, in accordance with the provisions of this Condition, may from time to time review (in whole or in part) the provisions and operation of the Contract Terms Conditions in the licences of all Electricity Suppliers with a view to establishing whether any revision should be made to the Contract Terms Conditions in all such licences.

2.   At the commencement of any review by the Director, the Director shall:

     (a) give to all Relevant Parties a notice in writing which sets out the terms of the review and of any proposals in connection therewith and which invites the submission of any representations by a specified date (being not less than 28 days after the date of the notice); and

     (b) publish such notice or an accurate summary of it in a manner which will, in the opinion of the Director, secure adequate publicity for it.

3. On receiving from the Director notice of such a review the Licensee may submit any representations on matters within the terms of the review by the date specified in the notice.

4. As soon as practicable following the completion of any such review, the Director shall send to each Relevant Party, and to any person who has made representations to him by virtue of the notice published under sub-paragraph 2(b), a copy of:

     (a)  a report on the outcome of such review;

     (b) any revisions which he proposes to make, having regard to any representations received during such review, to the Contract Terms Conditions in the licences of all Electricity Suppliers;

     (c)  a statement of his reasons for proposing those revisions; and

     (d) a notice specifying the time (being not less than 28 days from the date the Director issues the notice) within which Electricity Suppliers which are entitled to supply electricity to Designated Premises shall state whether or not they consent to the proposed revisions to the Contract Terms Conditions in their licences.

5. A revision proposed to be made by the Director to the Contract Terms Conditions of all Electricity Suppliers may be made only where the Director is satisfied that the figures determined in accordance with paragraphs 6 and 7 (expressed as a percentage) are each not less than 90 per cent.

6. The figure determined in accordance with this paragraph shall be calculated under the following formula:

                                 C  x 100
                                ---
                                C+N

     where:

          C = the number of Designated Premises supplied on contract by consenting Electricity Suppliers; and

          N = the number of Designated Premises supplied on contract by non-consenting Electricity Suppliers as estimated (in each case) by the Director on the basis of the information most recently available to him.

7. The figure determined in accordance with this paragraph shall be calculated under the following formula:

                                 C  x 100
                                ---
                                C+N

     where:

          C =  the number of consenting Electricity Suppliers; and

          N =  the number of non-consenting Electricity Suppliers.

8. In paragraphs 6 and 7 the expressions "consenting" and "non-consenting" refer (as the case may be) to the consent or otherwise of Electricity Suppliers which are entitled to supply electricity to Designated Premises to the proposed revision to the Contract Terms Conditions in their licences.

9. Where the Director is satisfied that the figures determined in accordance with paragraphs 6 and 7 (expressed as a percentage) are each not less than 90 per cent the Director may amend the Contract Terms Conditions of the Licensee in accordance with the proposed revision.

10. No revision made to the Contract Terms Conditions by virtue of this Condition may introduce an obligation in respect of any matter other than one which:

     (a) is provided for, or is reasonably ancillary to a matter provided for, under the Contract Terms Conditions on the date on which such Conditions come into force;

     (b) concerns the terms of contracts offered or entered into by the Licensee for the supply of electricity to Designated Premises; or

     (c) concerns any dealings with customers by or on behalf of the Licensee prior to and for the purpose of offering or entering into contracts for the supply of electricity to Designated Premises.

11.  In this Condition:

     "Relevant Parties"                 means the Licensee, all other
                                        Electricity Suppliers, the Electricity
                                        Consumers' Committees and such other
                                        persons or bodies as in the opinion of
                                        the Director are representative of those likely to be affected by a revision to the Contract Terms Conditions.

                   PART III - THE CONTRACT TERMS CONDITIONS
                   ----------------------------------------


CONDITION 34:     DESIGNATED SUPPLY CONTRACTS
---------------------------------------------

1. A Designated Supply Contract is a contract for the supply of electricity to Designated Premises, as varied from time to time, which complies with the provisions of this Condition.

2. Without prejudice to its rights and obligations under the Act, the Licensee shall not supply electricity to Designated Premises on contract except under a Designated Supply Contract.

3.   A Designated Supply Contract shall:

     (a) be in a standard form, save that there may be different forms for different areas, cases and circumstances;

     (b) set out all the terms and conditions, including terms as to price, on which the Licensee will supply electricity in the relevant case; and

     (c) contain terms reflecting the termination provisions of Conditions 38 and 39.

4. Any Designated Supply Contract for both the supply of electricity and the provision of goods or services shall identify separately the charge for that supply from the charge for the goods or services.

5. Where a Designated Supply Contract may be terminated by a customer by virtue of any provision included in that contract in compliance with Conditions 38 and 39, the Licensee may at its discretion accept a lesser period of notice than is specified in that provision.

6. Nothing in this Licence shall prevent the Licensee from entering into a Designated Supply Contract which contains provisions for its termination that are additional to and do not derogate from those set out at Conditions 38 and 39.

CONDITION 35:  CONTRACTUAL TERMS
--------------------------------


1. Where the Licensee offers to supply electricity to Domestic Premises under Designated Supply Contracts, it shall have available forms of Designated Supply Contract which provide for the payment of charges for electricity supplied to Domestic Premises:

     (a)  by prepayment through a prepayment meter;

     (b)  by different methods, including:

          (i) by cash, at such places and to such persons as are reasonable in all the circumstances; and

          (ii)  by cheque, and

     (c)  at a reasonable range of different intervals, including:

          (i)   paying monthly a predetermined sum; and

          (ii)  paying quarterly in arrears.

2. Before entering into any contract to supply electricity to Domestic Premises (other than through a prepayment meter) the Licensee shall inform the customer of and offer to enter into Designated Supply Contracts which comply with sub-paragraphs 1(b) and (c).

3. The Licensee shall process all requests for a supply of electricity to Designated Premises without undue preference or undue discrimination.

4. The Licensee shall send copies of each of the forms of Designated Supply Contract (as revised from time to time) under which it supplies or offers to supply electricity:

     (a)  on receipt of a request, to any person; and

     (b) not later than the date on which it first offers to supply electricity under each such form of Designated Supply Contract (or revision thereof), to the Director.

5.   The Licensee shall prepare, in respect of each form of Designated Supply
     Contract:

     (a) a document which sets out an accurate summary of the Principal Terms of that form of Designated Supply Contract; and

     (b) particulars of inducements offered to any person entering into such a contract which might reasonably be expected materially to influence the decision whether or not to enter into it.

6. The Licensee shall publish the documents and particulars referred to at paragraph 5 in a manner that will in the opinion of the Licensee secure adequate publicity for them, and shall send copies of them to the Director no later than the date on which they are published.

CONDITION 36:  NOTIFICATION OF TERMS
------------------------------------


1. Before entering into any Designated Supply Contract the Licensee shall take all reasonable steps to draw the attention of the customer to the Principal Terms of the contract.

2. Where the Licensee has entered into a Designated Supply Contract it shall (except where it has already done so) provide the customer within 2 working days of the date of the contract with a copy of its full terms and conditions.

3. Subject to paragraph 4 the Licensee shall, at least 30 days before any Designated Supply Contract to supply electricity for a specified period is due to expire, send to the customer:

     (a) a written offer to enter into a new contract for supply from the date of expiry of the existing contract, drawing the attention of the customer to the Principal Terms relevant to that offer;

     (b) an accurate summary of the Principal Terms of other contracts which the Licensee will make available to the customer; and

     (c) details of how the customer can obtain continuity of supply from the Licensee.

4.   Paragraph 3 shall not apply where:

     (a) the customer has informed the Licensee that he does not wish to continue to be supplied by it after the expiry of the existing contract; or

     (b) it is not reasonable in all the circumstances for the Licensee to be required to continue to supply that customer and the Licensee has (at least 30 days before the contract was due to expire) both notified the customer to that effect and informed him that he must make arrangements to obtain a supply from another Electricity Supplier.

5. Where a Designated Supply Contract allows for its unilateral variation (in any respect) by the Licensee and is so varied to the significant disadvantage of the customer, the Licensee shall within 10 days of the variation give to the customer written notice:

     (a)  of the variation;

     (b)  of the customer's right to terminate the contract; and

     (c)  of the effect of paragraph 6.

6. Where a customer gives to the Licensee a valid notice of termination within 14 days of receiving notice under paragraph 5, the Licensee shall treat the variation as ineffective and shall neither enforce nor take advantage of it.

7. Where the Licensee believes that any of its customers no longer occupies or is about to vacate Designated Premises to which it supplies electricity, it shall as soon as reasonably practicable provide any new occupier of those premises with an accurate summary of the Principal Terms of contracts it will make available to him.

CONDITION 37:  SECURITY DEPOSITS
--------------------------------


1. The Licensee shall not, in respect of the supply of electricity under any Designated Supply Contract, require a deposit:

     (a) where the customer is prepared to be supplied through a prepayment meter and it is reasonably practicable in all the circumstances (including in particular the risk of loss or damage) for the Licensee to provide such a meter; or

     (b)  where it is otherwise unreasonable in all the circumstances to do so.

2. Any deposit required of a Designated Customer may be 1 1/2 times the value of the average quarterly consumption of electricity reasonably expected at the relevant premises, or more if that is reasonable in all the circumstances.

3. Where the Licensee requires a deposit of a Designated Customer it shall at the same time inform that customer of the effect of paragraphs 5 and 7.

4. Where the Licensee holds any deposit it shall pay interest, at a rate it shall fix from time to time with the approval of the Director, on every sum of 50p deposited for every 3 months during which that sum is held.

5. Subject to paragraph 6, any deposit given by a Designated Customer shall be repaid (with interest) by the Licensee:

     (a) within 14 days where, in the previous 12 months, the customer has paid all charges for electricity supplied within 28 days of each written demand made; or

     (b) as soon as reasonably practicable, and in any event within 1 month, where the Licensee has ceased to supply the customer and the customer has paid all charges for electricity supplied.

6. Sub-paragraph 5(a) shall not apply where it is reasonable in all the circumstances for the Licensee to retain the deposit.

7. Any dispute arising under this Condition between the Licensee and a Designated Customer may be referred by either party to the Director. The Director shall determine any such dispute, following such practice and procedure as he considers appropriate.

CONDITION 38:  TERMINATION OF CONTRACTS ON NOTICE
-------------------------------------------------


1. Each Designated Supply Contract shall contain a term allowing the customer to terminate such contract at any time by:

     (a)  giving to the Licensee a valid notice of termination; and

     (b) subject to paragraph 6, paying to the Licensee on demand a termination fee.

2. A notice of termination is valid where it is given at least 28 days in advance of the date on which it is to take effect and where, not later than that date, the requirements of paragraphs 3 and (unless the Licensee expressly agrees to waive it) 4 are satisfied.

3.   The requirement of this paragraph is that either:

     (a) another Electricity Supplier commences a supply of electricity to the relevant premises; or

     (b) the relevant premises are cut off because the customer at those premises has ceased to require a supply.

4. The requirement of this paragraph is that no charges for electricity supplied to the customer (whether at the relevant premises or at any premises previously occupied by him), having been demanded in writing prior to the notice of termination being given, remain owing to the Licensee more than 28 days after that demand was made.

5. Each Designated Supply Contract shall provide that a notice of termination which is not valid shall not be effective to terminate such contract.

6.   A termination fee shall not be demanded of a customer where:

     (a)  the contract was terminated under any provision of Condition 39;

     (b) the contract was a contract of indefinite length, and was terminated other than during a fixed term period;

     (c) the Licensee notified the customer, under paragraph 5 of Condition 36, of a unilateral variation of the contract and the customer gave notice of termination in accordance with paragraph 6 of that Condition; or

     (d) the contract was a contract to which paragraph 4 of Condition 39 applied and the Licensee did not, before entering into it, take all reasonable steps to draw the attention of the customer to the effect of the term set out at that paragraph.

7. Where a termination fee is payable, it shall be of an amount not greater than that which the Licensee may in all the circumstances reasonably require.

CONDITION 39:  TERMINATION OF CONTRACTS IN SPECIFIED CIRCUMSTANCES
------------------------------------------------------------------


1. Each Designated Supply Contract shall provide that the contract will terminate:

     (a) on the date on which the customer ceases to own or occupy the relevant premises, having given the Licensee at least 2 working days' notice of that date; or

     (b) where the customer has ceased to own or occupy the premises without giving the Licensee at least 2 working days' notice, on the first in time of:

          (i) the second working day after he has given notice to the Licensee;

          (ii)  the next day on which the meter is due to be read; and

          (iii) the date on which any subsequent owner or occupier enters into a contract or tariff agreement for the supply of electricity to the premises.

2. Each Designated Supply Contract shall provide that where it is terminated by virtue of a term included in the contract in compliance with paragraph 1, the customer shall remain liable for any charges for the supply of electricity until the date of termination.

3. Each Designated Supply Contract shall provide that it may be terminated immediately by either party at any time after the Director or the Secretary of State has revoked this Licence.

4.   Any Designated Supply Contract which:

     (a) provides for the Licensee to supply electricity for a specified period of more than 12 months; or

     (b) contains an initial fixed term period, shall provide that it may be terminated immediately by the customer at any time within 5 working days of the date of the contract.

     Where a Designated Supply Contract is for both the supply of electricity and the provision of goods or services:

     (a) any reference in the Contract Terms Conditions to its termination is a reference to its termination in respect of the supply of electricity alone; and

     (b) on its termination by virtue of any provision of the Contract Terms Conditions, the Licensee may require the customer to give any reasonable security for his future compliance with the contract for the provision of goods or services.

CONDITION 40:  ASSIGNMENT OF OUTSTANDING CHARGES
------------------------------------------------


1.   This Condition shall apply where:

     (a) the Licensee has commenced the supply of electricity to Domestic Premises at which a supply was previously given to its customer by the Previous Supplier;

     (b) the customer has failed to pay, within 28 days of receiving a demand in writing, any charges due from him to the Previous Supplier for the supply of electricity at those premises;

     (c) that failure occurred after either the Previous Supplier was informed of the change of supplier or the Licensee commenced supply to the premises (whichever is the earlier);

     (d) the Previous Supplier has given written notice to the customer that it proposes to assign the debt to the Licensee, which may be entitled to reclaim from him its costs in recovering the debt; and

     (e) the Licensee has received from the Previous Supplier a notice in accordance with paragraph 2.

2.   A notice in accordance with this paragraph is one which:

     (a) is given at least 14 days after the notice referred to at sub-paragraph 1(d) and is received by the Licensee within 90 days of it commencing a supply to the premises;

     (b)  specifies the amount of the debt which remains unpaid;

     (c) states that the Previous Supplier has used all reasonable endeavours to recover the debt, which remains unpaid at least 42 days after being demanded in writing; and

     (d) states that the Previous Supplier intends to assign to the Licensee the debt, up to a maximum sum of one-third of the value (calculated in accordance with the charges of the Previous Supplier to the customer immediately before it ceased to supply him) of the average annual consumption reasonably expected of the customer.

3. Where this Condition applies the Licensee shall, within 60 days of receiving a notice under paragraph 2 and in consideration of the assignment of the debt, pay to the Previous Supplier the sum specified under sub-paragraph 2(d) (less, where they cannot be reclaimed from the customer, its reasonable costs of recovering that debt).

4. For the purposes of this Condition, a customer shall not be regarded as being in debt to the Previous Supplier to the extent to which that debt is genuinely in dispute.

5.   In this Condition:

     "Previous Supplier"          means, in relation to any premises,
                                  the Electricity Supplier which supplied
                                  electricity to those premises immediately prior to the commencement of supply by the Licensee.

CONDITION 41:  MODIFICATION OF PROVISIONS UNDER CONDITIONS 38 AND 40
--------------------------------------------------------------------


1. In this Condition, the "relevant provisions" are the provisions of paragraph 4 of Condition 38 and Condition 40 of this Licence (or any of them).

2. Where the Director considers (having regard to any representations made to him) that in any specified class of cases the relevant provisions do not fulfil the requirements of paragraph 4, he may direct that they shall cease to have effect in that class of cases.

3. Where a direction under paragraph 2 has been made and the Director considers (having regard to any representations made to him) that in the specified class of cases the relevant provisions would fulfil the requirements of paragraph 4, he may direct that they shall again have effect in those cases.

4. The requirements of this paragraph are that, in the specified class of cases, the operation of the relevant provisions:

     (a) significantly reduces the number of unrecovered debts otherwise to be expected; or

     (b) involves expenditure in debt recovery which is less than the reduction in the value of unrecovered debts which it achieves.

5. Any direction under paragraphs 2 or 3 shall be made by a notice given to the Relevant Parties which shall specify:

     (a)  the relevant provisions to which it applies;

     (b)  the class of cases to which it applies; and

     (c) the date on which it shall have effect (being, in a direction under paragraph 3, at least 3 months after the notice is given).

6.   In this Condition:

     "Relevant Parties"                 means the Licensee, all other
                                        Electricity Suppliers, the Electricity
                                        Consumers' Committees and such other
                                        persons or bodies as in the opinion of
                                        the Director are representative of those likely to be affected by a revision to the relevant provisions.

                                  SCHEDULE 1
                                  ----------


                        DESCRIPTION OF AUTHORISED AREA
                        ------------------------------

The authorised area shall comprise that area which is outlined on the attached map and shall additionally include those premises listed in List A (the "Additional Premises") but shall not include those premises listed in List B (the "Excluded Premises").


A:   ADDITIONAL PREMISES
     -------------------

          ADDRESS                            GRID REFERENCE
          -------                            --------------


          Mine                               SE 6040 4045
          Stillingfleet Moor
          Stillingfleet
          Nr York
          YO4 6HX

          Mine                               SE 6475 4431
          North Selby
          New Road
          Escrick
          YO4 6EY


B:   EXCLUDED PREMISES
     -----------------


          ADDRESS                            GRID REFERENCE
          -------                            --------------


          None

                                  SCHEDULE 2
                                  ----------


                            TERMS AS TO REVOCATION
                            ----------------------


1. The Secretary of State may at any time revoke this Licence by not less than 30 days' notice in writing to the Licensee:

     (a) if the Licensee agrees in writing with the Secretary of State that this Licence should be revoked;

     (b) if any amount payable under Condition 29 is unpaid 30 days after it has become due and remains unpaid for a period of 14 days after the Secretary of State has given the Licensee notice that the payment is overdue. Provided that no such notice shall be given earlier than the sixteenth day after the day on which the amount payable became due;

     (c) if the Licensee fails to comply with a final order (within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that Section) which has been confirmed under that Section and (in either case) such failure is not rectified to the satisfaction of the Secretary of State within 3 months after the Secretary of State has given notice of such failure to the Licensee. Provided that no such notice shall be given by the Secretary of State before the expiration of the period within which an application under Section 27 of the Act could be made questioning the validity of the final or provisional order or before the proceedings relating to any such application are finally determined;

     (d) if the Licensee fails to comply with any order made by the Secretary of State under Section 56, 73, 74 or 89 of the Fair Trading Act 1973 or under Section 10 (2) (a) of the Competition Act 1980;

     (e) if the Licensee ceases to carry on its business as a public electricity supplier;

     (f)  if the Licensee:

          (i)    is unable to pay its debts (within the meaning of Section 123
                 (1) or (2) of the Insolvency Act 1986, but subject to paragraph 2 of this Schedule) or has any voluntary arrangement proposed in relation to it under Section 1 of that Act or enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Secretary of State);

          (ii) has a receiver (which expression shall include an administrative receiver within the meaning of Section 29 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking appointed;

          (iii) has an administration order under Section 8 of the Insolvency Act 1986 made in relation to it;

          (iv) passes any resolution for winding-up other than a resolution previously approved in writing by the Secretary of State; or

          (v)    becomes subject to an order by the High Court for winding-up;
                 or

     (g)  if the Licensee is convicted of having committed an offence under
          Section 59 of the Act in making its application for this Licence.

2.   (a)  For the purposes of paragraph 1 (f) (i) of this Schedule Section 123
          (1) (a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Director may from time to time determine by notice in writing to the Secretary of State and the Licensee.

     (b) The Licensee shall not be deemed to be unable to pay its debts for the purposes of paragraph 1 (f) (i) of this Schedule if any such demand as is mentioned in Section 123 (1) (a) of the Insolvency Act 1986 is being contested in good faith by the Licensee with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Secretary of State under paragraph 1 of this Schedule.

3. The provisions of Section 109 of the Act shall apply for the purposes of the service of any notice under this Schedule.

                                  SCHEDULE 3
                                  ----------


         SUPPLEMENTARY PROVISIONS OF THE CHARGE RESTRICTION CONDITIONS
         -------------------------------------------------------------

                                    PART A
                                    ------

                          PRINCIPLES FOR ATTRIBUTION
                          --------------------------


     General Principles
     ------------------

A1. Where, for the purposes of the charge restriction conditions, a share of costs borne by the Licensee requires to be attributed to any part of the market, the Licensee shall make that attribution on a basis which ensures that no more than a fair proportion of those costs, reflecting the costs incurred by the Licensee in supplying that part of the market, are so attributed.

A2. The following paragraphs of this Part of Schedule 3 are without prejudice to paragraph A1.

     Fossil Fuel Levy and payments in lieu thereof
     ---------------------------------------------

A3. The fossil fuel levy requiring to be attributed to supplies to Designated Customers shall be attributed on the basis of the amount of the levy incorporated in the prices actually charged or to be charged by the Licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made. Amounts in lieu of the fossil fuel levy in respect of purchases of electricity other than leviable electricity requiring to be calculated and then attributed to supplies to Designated Customers in any relevant year for the purposes of Condition 3B shall:

     (a)  be calculated as being such amounts as correspond to the lesser of:

          (i) the premium actually payable (measured on an accruals basis) by the Licensee during the relevant year on purchases of electricity other than leviable electricity as representing the benefit to the Licensee of being able to treat such electricity as being other than leviable electricity for the purposes of
                 Section 33 of the Act and Regulations thereunder; and

          (ii) the additional amount that would have been payable (measured on an accruals basis) by the Licensee in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act had such electricity been leviable electricity; and

     (b) be attributed to supplies to Designated Customers pro rata to the amount which the quantity supplied to Designated Customers bears to the total quantity supplied (in each case in the relevant year in respect of which the attribution falls to be made) or on the basis of the amount referred to in paragraph (a) incorporated in the prices actually charged or to be charged by the Licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made or on such other basis of attribution as the Licensee shall previously have agreed with the Director.

     Transmission connection point charges and Remote Transmission Asset rentals
     ---------------------------------------------------------------------------

A4. The transmission connection point charges and Remote Transmission Asset rentals requiring to be attributed between the regulated quantity distributed and other quantities distributed shall be attributed in proportion to the transmission connection point and Remote Transmission Asset capacity required for the purpose of distributing those quantities.

     Distribution losses
     -------------------

A5. Where an amount (in units) in respect of distribution losses requires to be calculated and attributed in respect of EHV units and units distributed by the Licensee for the purpose of supply to premises outside the Licensee's authorised area, such calculation and attribution shall be made consistently with the principles underlying the schedule of adjustment factors referred to at sub-paragraph (b) of paragraph 3 of Condition 8.

     Information to be provided by Licensee
     --------------------------------------

A6. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3E, a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 2 of Condition 3E, and a statement confirming that the calculation of amounts in lieu of the fossil fuel levy and the attribution of the fossil fuel levy, amounts in lieu thereof, the transmission connection point charges, the Remote Transmission Asset rentals and of distribution losses was made in accordance with the provisions of this Part of Schedule 3, accompanied (where appropriate) by

          (i) a statement of the total amounts attributed to regulated Designated Customers and other customers; and

          (ii) copies of statements prepared under paragraph 2 of Condition 3E and an explanation of the basis therefor.

A7. Where the Director is satisfied that the basis of calculation or attribution (as the case may be) used by the Licensee is not in conformity with paragraph A1, the Director may issue directions specifying an alternative basis of calculation or attribution, and the basis of calculation or attribution by the Licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 10 of Condition 3E) such other date as may be specified in those directions.

                                    PART B
                                    ------

                                 EHV PREMISES
                                 ------------

B1.  EHV premises shall comprise:

     (a) in relation to premises connected to the Licensee's distribution system as at the date this Licence enters into force, those premises specified in the list of EHV premises notified in writing to the Director by the Licensee within twenty-eight days after this Licence enters into force; and

     (b) in relation to premises connected to the Licensee's distribution system which are either first connected or (having been previously connected) have had their connections materially altered following the date this Licence enters into force, means premises connected to the Licensee's distribution system at a voltage at or higher than 22 kilovolts or at a sub-station with a primary voltage of 66 kilovolts or above.

B2. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3E, a statement listing any changes in the premises falling to be treated as EHV premises.

B3. Where the Director is satisfied that any premises treated by the Licensee as EHV premises should not in conformity with sub-paragraph B1 (b) above be so treated, the Director may issue directions to that effect, and such premises shall cease to be treated as EHV premises from the date of issue of the directions or (subject to paragraph 10 of Condition 3E) such other date as may be specified in those directions.

                                    PART C
                                    ------

                               EXCLUDED SERVICES
                               -----------------


     Distribution Business
     ---------------------

C1. There may be treated as excluded services provided by the Licensee in its Distribution Business such services in respect of which charges are made which:

     (a)  do not fall within paragraph C2 of this Part; and

     (b) may (subject to paragraph C9) be determined by the Licensee as falling under one of the principles set out in paragraphs C3 to C6 of this Part.

C2. No service provided by the Licensee as part of its Distribution Business shall be treated as an excluded service insofar as it consists of the provision of services remunerated under the use of system charges in accordance with paragraph 3 of Condition 8 including (without prejudice to the foregoing):

          (i) (subject to paragraph C3 of this Part) the transport of electricity;

          (ii) the carrying out of works for the installation of electric lines or electrical plant (not otherwise payable in the form of connection charges);

          (iii) the carrying out of works or the provision of maintenance or repair or other services for the purpose of enabling the Licensee to comply with Conditions 9, 11 and 13, the Electricity Supply Regulations 1988 or any regulations made under Section 29 of the Act or any other enactment relating to safety or standards applicable in respect of the Distribution Business; and

          (iv) (subject to paragraph C5 of this Part) the provision, installation and maintenance of any meters, switchgear or other electrical plant (not being part of connection charges).

C3. The Licensee may treat as being an excluded service for the purposes of its Distribution Business the transport of:

     (a)  units of electricity not consumed in the Licensee's authorised area;
          or

     (b)  EHV units.

C4. Charges of the type described in paragraph 4 of Condition 8 and borne in accordance with the principles set out in paragraph 7 of Condition 8 by any person as connection charges, and charges in respect of the statements referred to in paragraph 8 of Condition 8, may each be treated as excluded services for the purposes of the Distribution Business.

C5. A service provided by the Licensee as part of its Distribution Business may be treated as an excluded service insofar as it consists in the provision of services (including metering, electric lines or electrical plant) for the specific benefit of any third party requesting the same and not made available by the Licensee as a normal part of its Distribution Business remunerated by use of system charges including (without prejudice to the foregoing):

          (i) special metering (including "time of day" metering) to facilitate energy saving programmes for the benefit of customers requesting the same;

          (ii) charges for moving mains, services or meters forming part of the Licensee's distribution system to accommodate extension, re-design or re-development of any premises on which the same are located or to which they are connected;

          (iii) the provision of electric lines and electrical plant (a) insofar as the same are required for the specific purpose of enabling the provision of top-up or standby supplies or sales of electricity or (b) to provide a higher degree of security than is required for the purposes of complying with Condition 9;

          (iv) the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers; and

          (v) special metering or telemetry or data processing equipment for the purpose of enabling any person who is a party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the Licensee of any service in relation thereto.

C6. There may be treated as an excluded service for the purposes of the Distribution Business, charges for the relocation of electric lines or electrical plant and the carrying out of works associated therewith pursuant to a statutory obligation (other than under Section 9 (1) or Section 16 of the Act) imposed on the Licensee.

     Supply Business
     ---------------

C7. Subject to paragraph C9, a service provided by the Licensee as part of its Supply Business may be treated as an excluded service insofar as it consists of the provision of services for the specific benefit of customers requesting the same and not made available by the Licensee as a normal part of such Business. For the avoidance of doubt, the provision of facilities for prepayment may not be treated as an excluded service except the provision of prepayment meters as an excluded service by the Distribution Business.

     Information to be provided to the Director
     ------------------------------------------

C8. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3E, details specifying separately the nature of all services provided as part of its Distribution Business or Supply Business by the Licensee and treated as excluded services by the Licensee during the course of such year and stating the revenues derived by the Licensee in respect of each such service so treated.

     Directions
     ----------

C9. Where the Director is satisfied that in light of the principles set out in paragraphs C2 to C7 inclusive any service treated by the Licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from the date of issue of the directions or (subject to paragraph 10 of Condition 3E) such other date as may be specified in the directions.

                                    PART D
                                    ------

                    REGULATED DISTRIBUTION UNIT CATEGORIES
                    --------------------------------------

D1. The Licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3E, details specifying separately those use of system charges in respect of which the Licensee has during the course of such year treated the units distributed as falling within the definition of each of LV1 units and LV2 units and LV3 units respectively.

D2. The definition of LV1 units includes units distributed under the following tariffs:

          Domestic E7 day rate
          Quarterly non domestic E7 day rate
          Quarterly non domestic 3-rate evening, weekend and night tariff: day, evening and weekend units only.

D3. The definition of LV2 units includes units distributed under the following tariffs:

          Domestic E7 night rate
          Quarterly non domestic E7 night rate
          Quarterly non domestic 3-rate evening, weekend and night tariff: night units only
          Off peak tariffs.

D4. The definition of LV3 units includes units distributed under the following tariffs:

          General domestic
          Quarterly unrestricted non domestic
          Quarterly non domestic two-rate evening and weekend tariffs Monthly billed maximum demand tariffs
          STOD tariffs
          Public lighting.

D5. Notwithstanding the provisions of paragraphs D2 to D4 above, where the Director is satisfied that a tariff or tariffs in respect of which the Licensee has treated the units distributed as falling within one of the categories in paragraphs D2 to D4 above should not be so treated, the Director shall issue directions to that effect and the tariff or tariffs specified in the directions shall cease to be so treated from the date of issue of the directions or (subject to paragraph 10 of Condition 3E) such other date as may be specified in the directions and shall with effect from such date be treated in such manner as may be specified in the directions.

                                    PART E
                                    ------

            CALCULATION OF FACTOR IN RESPECT OF DISTRIBUTION LOSSES
            -------------------------------------------------------

E1. For the purposes of calculation of the terms ALt and Lt as used in paragraph 1 of Condition 3A shall each be determined for relevant years commencing on or after 1st April 1995 using the consistent methodological basis set out in paragraphs E2 to E5 below.

     Consistent methodological basis for determination of  ALt and L
     ---------------------------------------------------------------

E2. Adjusted distribution losses shall be determined as being the difference between adjusted grid supply point purchases and adjusted units distributed.

E3. Units metered on entry to the Licensee's distribution system shall be adjusted to obtain adjusted grid supply point purchases by:

     (a)  excluding that number of units which is equal to the sum of:

          (i)    EHV units; and

          (ii) units distributed by the Licensee for the purpose of supply to premises outside the Licensee's authorised area; and

          (iii) an amount in respect of distribution losses between the grid supply point and the exit point attributable to the units referred to in (i) and (ii) above, as determined in accordance with paragraph A5 in Part A of Schedule 3; and

     (b) including an amount (in units) to represent the effect of units entering the Licensee's distribution system otherwise than at grid supply points, being the difference between the number of units so entering and the number of units that would have been required to have entered at grid supply points in their absence (such latter number of units being calculated consistently with the principles underlying the schedule of adjustment factors in respect of distribution losses referred to at sub-paragraph (b) of paragraph 3 of Condition 8).

E4. For so long as units are metered on entry to the Licensee's distribution system at bulk supply points instead of at grid supply points, such units shall be calculated by:

     (i) applying the procedures in paragraph E3 as if all references to units metered at grid supply points were to units metered at bulk supply points; and

     (ii) grossing-up units metered at the bulk supply points by the relevant grid supply point conversion factor being either:

           (a)   0.5 per cent of the units metered at the bulk supply points; or

           (b) such other factor to take account of losses occurring between the grid supply points and the bulk supply points as the Licensee may with the prior approval of the Director determine to be appropriate.

E5.  Adjusted units distributed shall be obtained by:

     (a) calculating all units distributed by the Licensee metered at exit points on leaving the Licensee's distribution system; and

     (b) deducting therefrom EHV units and units distributed for the purpose of supply to premises outside the Licensee's authorised area; and

     (c) adding thereto an amount equal to the units consumed on the Licensee's premises in the authorised area (insofar as not otherwise taken into account in determining units distributed under sub-paragraph (a) above).

     Initial relevant loss percentage in the term ALt
     ------------------------------------------------

E6. In the first relevant year, the initial relevant loss percentage in the term ALt shall (consistently with the methodology set out in paragraphs E2 to E5 above) be determined as being:

          adjusted GSP purchase units less adjusted units distributed
          -----------------------------------------------------------
                          adjusted units distributed

     where adjusted GSP purchase units are calculated as provided in paragraph E7 and adjusted units distributed are calculated as provided in paragraph E8.

E7. Adjusted GSP purchase units shall be calculated in accordance with the procedures successively described in the following sub-paragraphs:

     (a) the actual losses in each of relevant years t-1, t-2 and t-3 (the "historic losses") shall be calculated as the difference in each of those years between units purchased at entry points to the Licensee's distribution system and units sold;

     (b) the historic loss percentage shall be calculated as the proportion (expressed as a percentage) which the aggregate historic losses were of the aggregate units purchased at entry points to the Licensee's distribution system, in each case over the three relevant years t-1 to t-3;

     (c) the total number of units sold in relevant year t-1 shall be grossed up by the historic loss percentage ("BSP purchase units"); and

     (d) the figure for BSP purchase units resulting from sub-paragraph (c) shall be adjusted to obtain adjusted GSP purchase units in accordance with the provisions of paragraphs E3 and E4 above.

E8. Adjusted units distributed shall be calculated by applying the methodology of paragraph E5 in respect of those units referred to in sub-paragraphs (a) to (c) of paragraph E5 in relevant year t-1.

      Information to be provided to the Director
      ------------------------------------------

E9. The Licensee shall within three months after the entry into force of this Licence furnish to the Director a statement showing the initial relevant loss percentage and the underlying calculations.

E10. The Licensee shall, following the end of each relevant year, furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 7 of Condition 3E, a statement showing adjusted distribution losses for that relevant year, accompanied by the underlying calculations and (where appropriate) an explanation of any changes in the basis of calculation or estimation thereof.

E11. Where the Director is satisfied that any statement or underlying calculation provided has not been drawn up in conformity with paragraphs E2 to E8 above, the Director may issue directions, and the statement or underlying calculation shall be adjusted with effect from the date of issue of the directions or (subject to paragraph 10 of Condition 3E) such other date as may be specified in the directions.

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